                                                                    EXHIBIT 10.1

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                              AMENDED AND RESTATED
                              TERM LOAN AGREEMENT


                            DATED AS OF MAY 29, 1990

                                    BETWEEN

                           CAL-MAINE FOODS, INC.,
                                                   BORROWER,

                                      AND


                       COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A., "RABOBANK
                          NEDERLAND", NEW YORK BRANCH,

                                                   BANK





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
                               TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
ARTICLE I - AMOUNT AND TERM OF THE ADVANCE  . . . . . . . . . . . . . . . . . . . . . . . . .     3
         Section 1.01.    The Advance.    . . . . . . . . . . . . . . . . . . . . . . . . . .     3
         Section 1.02.    Making the Additional Advance.  . . . . . . . . . . . . . . . . . .     3
         Section 1.03.    Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                          (a)     Interest Rate.  . . . . . . . . . . . . . . . . . . . . . .     3
                          (b)     Interest Period.  . . . . . . . . . . . . . . . . . . . . .     4
         Section 1.04.    Increased Costs.  . . . . . . . . . . . . . . . . . . . . . . . . .     4
         Section 1.05.    Evidence of Debt. . . . . . . . . . . . . . . . . . . . . . . . . .     5
         Section 1.06.    Use of Proceeds.  . . . . . . . . . . . . . . . . . . . . . . . . .     5

ARTICLE II - TERMS OF PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
         Section 2.01.    Repayment.    . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
         Section 2.02.    Prepayments.  . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
                          (a)     Mandatory . . . . . . . . . . . . . . . . . . . . . . . . .     5
                          (b)     Optional. . . . . . . . . . . . . . . . . . . . . . . . . .     5
         Section 2.03.    Payments and Computations.  . . . . . . . . . . . . . . . . . . . .     5

ARTICLE III - CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
         Section 3.01.    Conditions Precedent to the Advance.  . . . . . . . . . . . . . . .     6

ARTICLE IV -  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . .     9
         Section 4.01.    Representations and Warranties of the Borrower. . . . . . . . . . .     9

ARTICLE V - COVENANTS OF THE BORROWER . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         Section 5.01.    Affirmative Covenants.  . . . . . . . . . . . . . . . . . . . . . .    12
                          (a)     Compliance with Laws, etc.  . . . . . . . . . . . . . . . .    12
                          (b)     Payment of Taxes, etc.  . . . . . . . . . . . . . . . . . .    12
                          (c)     Preservation of Corporate Existence, etc. . . . . . . . . .    12
                          (d)     Keeping of Books. . . . . . . . . . . . . . . . . . . . . .    13
                          (e)     Visitation Rights.  . . . . . . . . . . . . . . . . . . . .    13
                          (f)     Maintenance of Properties, etc. . . . . . . . . . . . . . .    13
                          (g)     Maintenance of Insurance. . . . . . . . . . . . . . . . . .    13
                          (h)     Working Capital . . . . . . . . . . . . . . . . . . . . . .    13
                          (i)     Tangible Net Worth. . . . . . . . . . . . . . . . . . . . .    13
                          (j)     Debt to Equity Ratio. . . . . . . . . . . . . . . . . . . .    14
                          (k)     Reporting Requirements. . . . . . . . . . . . . . . . . . .    14
                          (l)     Appraisals. . . . . . . . . . . . . . . . . . . . . . . . .    15
                          (m)     Further Assurances  . . . . . . . . . . . . . . . . . . . .    15
                          (n)     ERISA.  . . . . . . . . . . . . . . . . . . . . . . . . . .    15
         Section 5.02.    Negative Covenants. . . . . . . . . . . . . . . . . . . . . . . . .    15
                          (a)     Guaranteed Indebtedness.  . . . . . . . . . . . . . . . . .    15
                          (b)     Dividends, etc. . . . . . . . . . . . . . . . . . . . . . .    16

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

         (c)     Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
         (d)     Maintenance of Ownership of Subsidiaries . . . . . . . . . . . . . . . . . .    16
         (e)     Mergers, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
         (f)     Sales, etc. of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
         (g)     Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
         (h)     Liens, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17

ARTICLE VI - EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
         Section 6.01.    Events of Default.  . . . . . . . . . . . . . . . . . . . . . . . .    17

ARTICLE VII - DEFINITIONS AND ACCOUNTING TERMS  . . . . . . . . . . . . . . . . . . . . . . .    19
         Section 7.01.    Certain Defined Terms.  . . . . . . . . . . . . . . . . . . . . . .    19
         Section 7.02.    Accounting Terms. . . . . . . . . . . . . . . . . . . . . . . . . .    24

ARTICLE VIII - MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
         Section 8.01.    Amendments, etc.  . . . . . . . . . . . . . . . . . . . . . . . . .    24
         Section 8.02.    Notices, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
         Section 8.03.    No Waiver; Remedies.  . . . . . . . . . . . . . . . . . . . . . . .    24
         Section 8.04.    Costs, Expenses and Taxes.  . . . . . . . . . . . . . . . . . . . .    25
         Section 8.05.    Limitation and Adjustment of Interest.  . . . . . . . . . . . . . .    26
         Section 8.06.    Right of Set-off. . . . . . . . . . . . . . . . . . . . . . . . . .    26
         Section 8.07.    Severability of Provisions  . . . . . . . . . . . . . . . . . . . .    27
         Section 8.08.    Binding Effect; Governing Law.  . . . . . . . . . . . . . . . . . .    27
         Section 8.09.    Consent to Jurisdiction; Process Agent. . . . . . . . . . . . . . .    27
         Section 8.10.    Security. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
         Section 8.11.    Entire Agreement; Amendment and Restatement.  . . . . . . . . . . .    28


                               INDEX TO EXHIBITS

Exhibit A        -        Form of Note
Exhibit B        -        Form of Amended Borrower Mortgage
Exhibit C        -        Form of Amended Cal-Maine Mortgage
Exhibit D        -        Form of New Mortgage
Exhibit E        -        Form of Process Agent's Letter
Exhibit F        -        Form of Borrowing Base Certificate

Schedule 1       -        New Properties

                              AMENDED AND RESTATED
                              TERM LOAN AGREEMENT

                            Dated as of May 29, 1990


         This AMENDED AND RESTATED TERM LOAN AGREEMENT is between CAL-MAINE FOODS, INC., a Delaware corporation (the "Borrower") and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," New York branch (the "Bank").

                                R E C I T A L S:

         A. Borrower and Bank have entered into that certain Term Loan Agreement dated as of May 15, 1986, as amended by (i) that certain Amendment dated as of December 1, 1987, (ii) that certain Amendment dated as of December 31, 1988, (iii) that certain Amendment dated as of June 2, 1989, and (iv) that certain Amendment dated as of June 30, 1989 (the Term Loan Agreement, as the same has previously been amended, is hereinafter referred to as the "Previous Term Loan Agreement").

         B. Pursuant to the Previous Term Loan Agreement, Bank made a Four Million Five Hundred Thousand Dollar ($4,500,000.00) term loan to Borrower (the "Existing Loan"). The Borrower has made principal payments on the Existing Loan reducing the outstanding principal balance thereof to Two Million Eight Hundred Twelve Thousand Five Hundred Dollars ($2,812,500.00) as of the date hereof.

         C. Borrower has requested that the Bank make an additional term loan to the Borrower in an amount up to Ten Million Six Hundred Three Thousand Five Hundred Dollars ($10,603,500.00) (the "Additional Advance").

         D. Borrower, Bank, and Barclays Bank PLC (herein "Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of the date hereof (as the same may be amended, the "Revolving Credit Agreement") which amended and restated in its entirety that certain Revolving Credit Agreement dated as of October 18, 1984 between Borrower and Bank (as the same had previously been amended, herein referred to as the "Previous Revolving Credit Agreement").

         E. Borrower and Bank have entered into that certain Fourth Amendment to Reimbursement and Credit Agreement (herein the "Fourth Amendment to Reimbursement Agreement") dated as of the date hereof which amended that certain Reimbursement and Credit Agreement dated as of December 1, 1987 (as amended by the Amendment dated as of May 31, 1988, the Amendment dated as of December 31, 1988, the Amendment dated as of June 2, 1989 and the Fourth Amendment to Reimbursement Agreement and as the same may hereafter be amended, herein referred to as the "Reimbursement Agreement").

         F. To secure certain of the obligations and indebtedness of Borrower to the Bank under the Previous Term Loan Agreement, the Previous Revolving Credit Agreement, the

Reimbursement Agreement and the other documents executed in connection therewith, the Borrower, Cal-Maine Farms, Inc., and Cal-Maine Egg Products, Inc., executed certain security agreements and mortgages (as amended but excluding the collateral documents executed in connection with the Reimbursement Agreement, such security agreements and mortgages herein called the "Existing Collateral Documents").

         G. To induce the Bank to make the Additional Advance, the Borrower has agreed to grant to Bank security interests and liens in the real properties described on Schedule 1 attached hereto and the personal property relating thereto (the "New Properties").

         H. To induce Barclays to agree to extend credit to Borrower under the Revolving Credit Agreement, Borrower, Cal-Maine Farms, Inc., and Cal-Maine Egg Products, Inc. have agreed to grant security interests and liens to Barclays in the New Properties, to the extent applicable, and in the properties covered by the Existing Collateral Documents (herein the "Existing Properties" and together with the New Properties herein referred to as the "Properties").

         I. The Bank and Barclays have entered into that certain Intercreditor Agreement dated the date hereof (as the same may be amended, the "Intercreditor Agreement") pursuant to which the Bank and Barclays set forth therein their respective rights and priorities in and with respect to the Properties and appointed the Bank as agent for itself and Barclays (in such capacity herein referred to as the "Agent") to act as agent with respect to the Properties as therein provided.

         J. To facilitate the collateral arrangements contemplated by this Agreement, the Revolving Credit Agreement, the Reimbursement Agreement and the Intercreditor Agreement, the Bank has assigned all of its right, title, and interest in and to the Existing Collateral Documents to the Agent pursuant to that certain Assignment Agreement dated the date hereof (as the same may be amended, herein the "Assignment"); provided that with respect to that certain Collateral Pledged Agreement dated October 17, 1984 executed by Borrower, Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc. for the benefit of the Bank which is an existing Collateral Document, Bank, Borrower, Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc. only amended the terms thereof to provide that both the Bank and Barclays shall be pledgees thereunder pursuant to that certain Amendment to Collateral Pledge Agreement and Assignment of Interest dated the date hereof (such Collateral Pledge Agreement, as amended, herein the "Pledge Agreement" and together with the Collateral Chattel Mortgage Note pledged pursuant thereto and the Act of Collateral Chattel Mortgage on Inventory dated October 17, 1984 executed by Borrower, Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc. in connection therewith, herein collectively referred to as the "Louisiana Collateral Documents").

         K. Borrower and the Bank now desire to amend the Previous Term Loan Agreement in its entirety as herein set forth to provide for the Additional Advance, provide for the grant of the security interests and liens in the New Properties and to reflect the assignment and amendment of the Existing Collateral Documents to the Agent.

                                  AGREEMENTS:

                               ARTICLE ARTICLE I.
                         AMOUNT AND TERM OF THE ADVANCE

         Section 1.1.             The Advance.   The Bank has made an advance
to Borrower on May 19, 1986 (the "Initial Closing Date") in the original principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00) (the "Initial Advance"). The Bank agrees, on the terms and conditions hereinafter set forth, to make one additional advance (the "Additional Advance") to the Borrower on the Closing Date (this and certain other capitalized terms are defined in Section 7.01) in the amount up to Ten Million Six Hundred Three Thousand Five Hundred Dollars ($10,603,500.00); provided that after giving effect to such Additional Advance the aggregate principal amount of the Advance shall not exceed the Borrowing Base.


         Section 1.2.             Making the Additional Advance.


                 (a) The Additional Advance shall be made on at least two Business Days notice from the Borrower to the Bank specifying the Closing Date (which shall be a Business Day) and amount thereof and selecting the Interest Period therefor pursuant to Section 1.03(b). Not later than 2:00 P.M. (New York City time) on the Closing Date and upon fulfillment of the conditions set forth in Article III, the Bank, subject to Section 8.04(c), will make the Additional Advance available to the Borrower in United States dollars (i) in same day funds at the Bank's address referred to in Section 8.02 or (ii) by wire transfer of immediately available funds for the account of the Borrower or such other person as the Borrower shall designate in writing in a Bank with an account in the Federal Reserve wire system. The Additional Advance will be made available per clause (i) unless the Borrower shall designate in the Closing Date notice referred to above the information necessary for the Bank to wire the Additional Advance in accordance with clause (ii).


                 (b) The notice specified in subsection (a) of this Section 1.02 shall be irrevocable and binding on the Borrower and the Borrower shall indemnify the Bank against any loss or expense incurred by the Bank as a result of any failure to fulfill on or before the Closing Date the conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund the Additional Advance to be made by the Bank if the Additional Advance, as a result of such failure, is not made on the Closing Date.


         Section 1.3.             Interest.


                 (a) Interest Rate. The Borrower shall pay interest on the unpaid principal amount of the Advance quarterly on the last Business Day of each June, September, December and March commencing June 29, 1990 until and including March 31, 2000 and on June 30, 2000, at an interest rate per annum equal to 1.65% per annum above the Term Federal Funds Rate for the applicable Interest Period; provided, that such rate shall in no event be higher than the maximum interest rate permitted by law; and provided, further, that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, at the Default Rate.


                 (b) Interest Period. The period between the Closing Date and the date of payment in full of the Advance shall be divided into successive periods, each such period being an Interest Period. The period commencing on the Initial Closing Date has been divided into successive periods, each of such periods also being an Interest Period. The Interest Period in existence under the Previous Term Loan Agreement shall continue hereunder until, and shall end on, the Closing Date. The initial Interest Period under this Agreement and with respect to the total amount of the Advance shall begin on the Closing Date and end on the last day of such period as selected by the Borrower, and thereafter, each subsequent Interest Period shall begin on the last day of the immediately preceding Interest Period and end on the last day of such period as selected by the Borrower. The duration of each Interest Period shall be of one, three, six, nine or twelve whole months, as the Borrower may select, upon notice, specifying the first day and duration of such Interest Period, received by the Bank before 2:00 P.M. (New York City time) one Business Day prior to the first day of such Interest Period or, if the Bank shall, in its sole discretion, determine that funds are available to it for periods longer than twelve months, such longer period as the Borrower shall select after consultation with the Bank; provided, however, that if the Borrower fails so to select the duration of any Interest Period, the duration of such Interest Period shall be one month and; provided, further, that the duration of any Interest Period which commences before any principal repayment installment date and otherwise ends after such date shall end on such date, and no Interest Period shall end after the last principal repayment date.


         Section 1.4. Increased Costs. If, on or after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or the compliance by the Bank with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), shall result in any increase in the cost to the Bank of agreeing to make or making, funding, or maintaining the Advance, or to reduce the amount of any sums received or receivable by the Bank under this Agreement or the Note, then, the Borrower shall from time to time, upon demand by the Bank, pay such additional amounts as will compensate the Bank for such increased cost or reduced amount. A certificate of the Bank, submitted to the Borrower, setting forth the amounts of such increased cost or reduced amount and the additional amounts to be paid to the Bank under this Section shall be conclusive. After the Bank notifies the Borrower of any increased cost pursuant to this Section 1.04, the Borrower may upon at least five Business Days written notice to the Bank prepay in full or in part the Advance, provided the Borrower shall comply with the prepayment provisions of
Section 2.02(b) and reimburse the Bank for all such increased costs incurred by the Bank and pay to the Bank all amounts due pursuant to Section 8.04(b).

         Section 1.5. Evidence of Debt. The indebtedness of the Borrower resulting from the Advance shall be evidenced by a promissory note of the Borrower, in substantially the form of Exhibit A hereto (the "Note"), delivered to the Bank pursuant to Article III.


         Section 1.6. Use of Proceeds. The proceeds of the Initial Advance were used partially for the purpose of re-financing the Borrower's purchase of an egg production facility and feed mill at Bethune, South Carolina and partially for the purpose of financing the operations at such facilities. The process of the Additional Advance shall be used to refinance the purchase of the New Properties and to refinance the repurchase of certain preferred stock issued by Borrower to Sunny Fresh Foods, Inc.


                                  ARTICLE II.
                               TERMS OF PAYMENTS

         Section 2.1. Repayment. The Borrower shall repay the aggregate unpaid principal amount of the Advance in accordance with this Agreement and the terms of the Note evidencing the indebtedness resulting from the Advance and delivered to the Bank pursuant to Article III.


         Section 2.2.             Prepayments.


                 (a) Mandatory. If at any time the aggregate principal amount of the Advance at such time outstanding shall exceed the Borrowing Base at such time, the Borrower shall immediately prepay the Advance in an aggregate amount equal to the difference between such outstanding amount and the Borrowing Base at such time (the "Prepayment Amount") and upon such prepayment the Borrower shall pay to the Bank all amounts due pursuant to Section 8.04(b) as a result of such prepayment. Any amount received by the Bank at the time of such prepayment shall first be applied to the Prepayment Amount.


                 (b) Optional. The Borrower may, upon at least five Business Days notice to the Bank, prepay the outstanding amount of the Advance on the last day of any Interest Period in whole or in part with (i) accrued interest to the date of such prepayment on the amount so prepaid and (ii) all amounts due pursuant to Section 8.04(b) as a result of such prepayment, provided, that each such partial prepayment shall be in a principal amount not less than $500,000 or an integral multiple thereof.


         Section 2.3.             Payments and Computations.


                 (a) The Borrower shall make each payment of principal, interest and other amounts due hereunder and under the Note not later than 12:00 noon (New York City time) on the day when due in lawful money of the United States of America to the Bank at its office at 245 Park Avenue, New York, New York 10167, in same day funds. Each payment or (unless otherwise specified by the Borrower or otherwise specified by this Agreement) prepayment made on account of principal or interest hereunder shall be applied, first, to interest then payable on the Advance and, then, to the then unpaid principal of the Advance. The Borrower hereby authorizes the Bank, if and to the extent payment is not made when due hereunder or under the Note, to charge from time to time against the Borrower's accounts with the Bank any amount so due.


                 (b) All computations of interest hereunder and under the Note, shall be made by the Bank on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Bank of an interest rate hereunder shall be conclusive and binding for all purposes.


                 (c) whenever any payment to be made hereunder or under the Note shall be stated to be due, or whenever the last day of any Interest Period would otherwise occur, on a day other than a Business Day, such payment shall be made, and the last day or such Interest Period shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.


                                  ARTICLE III.
                              CONDITIONS PRECEDENT

         Section 3.1. Conditions Precedent to the Advance. The obligation of the Bank to make the Additional Advance is subject to the condition precedent that the conditions precedent set forth in the Revolving Credit Agreement shall have been satisfied and the Bank shall have received on or before the Closing Date the following, each dated such day (unless otherwise indicated), in form-and substance satisfactory to the Bank:


                 (a)              The Note.


                 (b) The Borrower Mortgages, duly executed by the Borrower and, to the extent applicable, Cal-Maine Farms, Inc. and the Amended Cal-Maine Mortgage, duly executed by Cal-Maine Farms, Inc. together with:


                          (i) title insurance policies, binders or endorsements issued by or on behalf of a reputable title insurance company approved by the Bank insuring title to each of the Encumbered Properties and assuring the Agent that each of the Mortgages is valid and enforceable, that the lien of each of the Mortgages covering each of the Encumbered Properties is free and clear of all defects and encumbrances (executed Permitted Encumbrances), and naming the Agent as an additional insured;


                          (ii) evidence of all insurance required by the Mortgages;


                          (iii) evidence of the completion of all necessary recordings and filings of the Borrower and Cal-Maine Farms, Inc. as may be necessary or, in the opinion of the Bank, desirable to perfect the security interests and liens in favor of the Agent created by the Mortgages;


                          (iv) evidence that there exists no lien or encumbrance on any of the Encumbered Properties (and the buildings thereon) that is superior to the lien created by the Mortgages, as the case may be (other than the liens and encumbrances specifically permitted by the Mortgages or such superior liens as to which the Borrower shall have delivered instruments satisfactory to the Bank which when filed and recorded by the Bank will result in the discharge of such superior liens);


                          (v) copies of all recorded easements, rights-of-way, restrictive covenants, leases, encumbrances, and other documents and instruments filed of record that affect the Encumbered Properties, together with evidence satisfactory to Bank that the Encumbered Properties are properly zoned for their respective present use;


                          (vi) an environmental report addressed to Agent and prepared by an environmental engineer acceptable to Agent certifying that the Encumbered Properties and Borrower's or Cal-Maine Foods, Inc.'s operations thereon comply with all environmental laws, that the Encumbered Properties are free of hazardous substances (as determined under environmental laws), and that the Encumbered Properties and any structures thereon are free of any conditions that present indoor or outdoor air hazards; and


                          (vii) evidence that all other actions necessary or, in the opinion of the Bank, desirable to perfect and protect the lien created by each of the Mortgages have been taken.


                 (c) The Revolving Credit Agreement, duly executed by the Borrower and Barclays;


                 (d)              The Intercreditor Agreement duly executed by
         Barclays;


                 (e) The Assignment and the Amendment to Collateral Pledge Agreement duly executed;


                 (f) The Amended Guaranty Agreements duly executed by each Guarantor, as applicable;


                 (g) Certified copies of (i) resolutions of the Board of Directors of the Borrower evidencing approval of each Loan Document to which it is a party and the matters contemplated thereby,
         (ii) resolutions of each other Loan Party evidencing approval of each Loan Document to which it is a party and the matters contemplated thereby, and (iii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each such Loan Document;

                 (h) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is a party and the other documents contemplated hereby or to be delivered by it hereunder. The Bank may conclusively rely on each such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the respective Loan Party canceling, amending or replacing the prior certificate;


                 (i) A copy of the appraisals of the Encumbered Properties satisfactory in form and substance to the Bank;


                 (j) A letter from the Process Agent in substantially the form of Exhibit E hereto extending the term of its appointment as "Process Agent" in connection with the Loan Documents, the Reimbursement Agreement and the Revolving Loan Documents;


                 (k)              A Borrowing Base Certificate;


                 (l) A certificate from each insurer or the insurance broker evidencing compliance of the insurance requirements of the Mortgages and the Security Agreements and naming the Agent as primary loss payee in form and substance satisfactory to the Bank;


                 (m) A favorable opinion of counsel for the Borrower and the Guarantors, in form and substance acceptable to the Bank and addressing such matters as the Bank may reasonably request;


                 (n) A certificate from an authorized officer of each of the Loan Parties affirming that on and as of the Closing Date the representations and warranties set forth herein and in other Loan Documents are correct as though made on and as of such date and certifying that no event or condition has occurred and is continuing or would result from the consummation of the transactions contemplated hereby that constitutes a default, event of default or Event of Default under any such document to which it is a party; and


                 (o) a fee in the amount equal to three quarters of one percent (3/4 of 1%) of the Additional Advance payable by the Borrower to the Bank in United States Dollars and in immediately available funds in consideration for the Bank's commitment to make the Additional Advance available to the Borrower.

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

         Section 4.1. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:


                 (a) Each of the Borrower and each Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified and has all power, corporate or otherwise, to conduct its business and to own, or hold under lease, its assets and properties, and to execute and deliver, and to perform, to the extent applicable, all of its obligations under the Loan Documents to which it is, or will be, a party.


                 (b) The execution, delivery and performance by each of the Borrower and each Guarantor of each Loan Document to which it is or will be a party are within the Borrower's or each Guarantor's, as the case may be, corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Borrower's or either Guarantor's, as the case may be, charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower or either Guarantor, as the case may be, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto or pursuant to any Loan Document or Revolving Loan Document) upon or with respect to any of its properties.


                 (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the due execution, delivery and performance by Borrower and each Guarantor of any Loan Document to which it is or will be a party, (ii) for the grant by Borrower and each Guarantor of the security interests granted by the Mortgages and the Security Agreements, (iii) for the perfection of or exercise by the Agent or the Bank of their respective rights and remedies under any Loan Document, or (iv) for the continued effectiveness of the valid and perfected first priority security interests and liens created by the Security Agreements and the Mortgages and the Security Agreements and Mortgages do not adversely affect the security interests and liens created by the Existing Collateral Documents.


                 (d) This Agreement is and the Note and each other Loan Document to which the Borrower or either Guarantor is or will be a party when delivered hereunder will be, legal, valid and binding obligations of the Borrower or the Guarantors, as the case may be, enforceable against the Borrower or the Guarantors, as the case may be, in accordance with their respective terms.


                 (e) The consolidated balance sheet of the Borrower and its Subsidiaries as at June 3, 1989, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the Fiscal Year then ended, certified by Ernst & Whinney, independent public accountants, and the consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 1990, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the nine month period then ended, copies of each of which have been furnished to the Bank, fairly present the financial condition of the Borrower and its Subsidiaries as at the dates reflected therein and the results of the operations of the Borrower and its Subsidiaries for the period ended on the dates reflected therein, all in accordance with generally accepted accounting principles consistently applied, and since March 31, 1990, there has been no material adverse change in such condition or operations.


                 (f) The Borrower and each Subsidiary have filed all tax returns (Federal, State and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, or provided adequate reserves for payment thereof.


                 (g) There is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may (i) materially adversely affect the financial condition or operations of the Borrower or any of its Subsidiaries or (ii) call into question the legality, validity or enforceability of any Loan Document or any Revolving Loan Document.


                 (h) The Guarantors and Sunbelt Freight, Inc. are the only Subsidiaries of, and are wholly-owned by, the Borrower.


                 (i) Following application of the proceeds of the Advance, not more than 25 percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 5.02(e) or 5.02(f) or subject to any restriction contained in any agreement or instrument, between the Borrower or any of its Subsidiaries and the Bank or any affiliate of the Bank relating to Debt and within the scope of Section 6.01(d) will be margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).


                 (j) The Fiscal Year for the Borrower and its Subsidiaries is the 52 or 53 week period, as the case may be, beginning on the date which is one day after the date of the preceding Fiscal Year end, and ending on the Saturday closest to May 31.


                 (k) The proceeds of the Initial Advance were used partially for the purpose of refinancing the Borrower's purchase of an egg production facility and feed mill at Bethune, South Carolina and partially for the purpose of financing the operations at such facilities. The proceeds of the Additional Advances shall be used to refinance the purchase of the New Properties and to refinance the repurchase of certain preferred stock issued by Borrower to Sunny Fresh Foods, Inc.

                 (l) The policies of title insurance required hereunder and under the mortgages and the all perils insurance of which the Agent is primary loss payee hereunder and under the Mortgages and Security Agreements are currently fully paid and non-assessable.


                 (m) There are no mortgages, deeds of trust, pledges, liens, security interests or other charges or encumbrances (including liens or retained security titles of conditional vendors) of any nature whatsoever on the Encumbered Properties or Collateral other than the Permitted Encumbrances and the liens created pursuant to the Existing Collateral Documents.


                 (n) From and after the time of the Advance, the Borrower or the Guarantors, as the case may be, will be the beneficial owner of all of the presently existing Collateral covered by the Security Agreements and the Encumbered Property covered by the Mortgages, free and clear of all mortgages, deeds of trust, pledges, liens, security interests, options and other charges or encumbrances, except for those created or permitted by the Loan Documents, and the Borrower or the Guarantors, as the case may be, will be the record owner of all of such presently existing Collateral and Encumbered Property.


                 (o) From and after the recording of the Mortgages, they will create valid and perfected mortgage liens on and security interests in the Encumbered Properties, subject only to Permitted Encumbrances, enforceable against the Borrower and Cal Maine Farms, Inc., as the case may be, and all third parties and securing the payment of all obligations purported to be secured thereby and all filings and other actions necessary or desirable to perfect and protect such mortgage liens and security interests will have been duly taken.


                 (p) The liens and security interests created and granted by the Security Agreements constitute valid and perfected security interests in the Collateral securing payment of all Obligations subject only to the prior filings made in favor of the Bank in connection with the Existing Collateral Documents, and all filings and other actions necessary or desirable to perfect and protect such security interests have been duly taken. Neither the Borrower nor either Guarantor has made a contract or arrangement of any kind, the performance of which contract or arrangement by another party would give rise to a lien on the Collateral.


                 (q) Neither the Borrower nor either Guarantor is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that currently has or may reasonably be expected to have a material adverse effect on the business, properties, assets, operations, prospects or condition, financial or otherwise, of the Borrower or either Guarantor, or on the ability of the Borrower or either Guarantor, to carry out its obligations under any Loan Document to which it is a party.

                 (r) No proceeds of the Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.


                 (s) Borrower and each Subsidiary have complied with all applicable minimum funding requirements and all other applicable and material requirements of ERISA, and there are no existing conditions that would give rise to liability thereunder. No Reportable Event has occurred in connection with any Plan that might constitute grounds for the termination thereof by the Pension Benefit Guaranty corporation or for the appointment by the appropriate United States District Court of a trustee to administer such Plan.


                 (t) The present fair salable value of the Assets of the Borrower and each Subsidiary is greater than the amount that will be required to pay its probable liability on its existing Debts as they become absolute and matured. For the purposes of this clause
         (t), "Assets" means any property of the party in question not exempt from liability for its Debts, and "Debts" means any legal liability, including the liability under the Loan Documents, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent. Neither the Borrower nor any of its Subsidiaries intends to, or believe that it will, incur Debts beyond its ability to pay as they mature.


                 (u) Neither the Borrower nor any of its Subsidiaries is "insolvent" (as defined in 11 U.S.C. Section 101(29)). Neither the Borrower nor any of its Subsidiaries is engaged, and does not intend to engage, in any business or transaction for which its property, excluding an amount equal to the obligations, is an unreasonably small capital. Neither the Borrower nor any of its Subsidiaries intends through the transactions contemplated by the Loan Documents to hinder, delay, or defraud either present or future creditors.


                                   ARTICLE V.
                           COVENANTS OF THE BORROWER

         Section 5.1. Affirmative Covenants. So long as any amount payable hereunder or under the Note shall remain unpaid, the Borrower will, unless the Bank shall otherwise consent in writing:


                 (a) Compliance with Laws, etc. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon any of its property except to the extent contested in good faith.


                 (b)              Payment of Taxes, etc.   Pay and discharge,
         and cause each Subsidiary to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property, and (ii) all lawful claims which, if unpaid, might by law become a lien upon its property; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay or discharge any such tax, assessment, charge or claim which is being contested in good faith and by proper proceedings.


                 (c)              Preservation of Corporate Existence, etc.
         Preserve and maintain, and cause each Subsidiary to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises.


                 (d)              Keeping of Books.   Keep, and cause each
         Subsidiary to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each Subsidiary in accordance with generally accepted accounting principles consistently applied.


                 (e)              Visitation Rights.   At any reasonable time
         and from time to time, permit the Bank or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their respective officers or directors.


                 (f)              Maintenance of Properties, etc.   Maintain
         and preserve, and cause each Subsidiary to maintain and preserve, all of its properties which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted. Perform and promptly comply with, and cause all of its property to be maintained, used and operated in accordance with, all policies of insurance at any time in force with respect to any of the property of the Borrower and each Subsidiary, the failure of which would result in the cancellation or invalidation of such policies of insurance, or result in a substantial increase in premiums owed under such policies of insurance.


                 (g)              Maintenance of Insurance.   In addition to
         any insurance of which the Agent is primary loss payee pursuant to any Loan Document, maintain, and cause each Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations satisfactory to the Bank in such amounts and covering such risks as is usually carried by companies engaged in similar properties in the same general areas in which the Borrower or such Subsidiary operates.


                 (h)              Working Capital.   Maintain a ratio of
         current assets to current liabilities (excluding deferred taxes) of not less than 1.25 to 1 and a ratio of consolidated current assets to consolidated current liabilities (excluding deferred taxes) of the Borrower and its Subsidiaries of not less than 1.25 to 1. Current liabilities and consolidated current liabilities shall include the current portion of the indebtedness incurred pursuant to this Agreement, the Reimbursement Agreement and the Revolving Credit Agreement.

                 (i)      Tangible Net Worth.   Maintain an excess of
         consolidated total tangible assets over consolidated total liabilities of the Borrower and its Subsidiaries in an amount not less than the amount set forth below for the applicable period set forth below:


                          (i) from the date hereof through June 2, 1990, Twenty-Two Million Dollars ($22,000,000); and


                          (ii) from June 3, 1990 and at all times thereafter, the sum of (i) Twenty-Two Million Dollars ($22,000,000) plus (ii) fifty percent (50%) of the net income of Borrower and its Subsidiaries for the period from the beginning of the Fiscal Year existing as of the date of determination to the date of determination plus (iii) fifty percent (50%) of the net income of Borrower and its Subsidiaries for each Fiscal Year ending after June 3, 1990 but only if the Fiscal Year has completely elapsed.

                 If net income for a period is negative, no adjustment to the requisite level of net worth shall be made.


                 (j)      Debt to Equity Ratio.   Maintain a ratio of
         consolidated total liabilities (excluding deferred income taxes) to Net Worth of not more than 3.30 to 1 at all times throughout the Fiscal Year ending June 2, 1990, 3.05 to 1 at all times throughout the Fiscal Year ending June 1, 1991, and 2.55 to 1 at all times after the Fiscal Year ending June 1, 1991. Total liabilities shall include the indebtedness incurred pursuant to this Agreement, the Reimbursement Agreement and the Revolving Credit Agreement.


                 (k)      Reporting Requirements.   Furnish to the
         Bank:

                          (i) as soon as possible and in any event within five days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower proposes to take with respect thereto;


                          (ii) as soon as available and in any event within 30 days after the end of each of the first eleven calendar months of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such month and consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, certified by the chief financial officer of the Borrower;


                          (iii) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual report for such year or the Borrower and its Subsidiaries, including therein consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated and consolidating statements of income and retained earnings and of source and applications of funds of the Borrower and its Subsidiaries for such Fiscal Year certified in a manner acceptable to the Bank by Ernst & Whinney or other independent public accountants acceptable to the Bank;


                          (iv) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and copies of all reports and registration statements which the Borrower files with the Securities and Exchange Commission or any national securities exchange;


                          (v) on or before the fifth day after an appraisal has been furnished pursuant to section 5.01(l) hereof, a Borrowing Base Certificate dated as of such day;


                          (vi) promptly after the receiving thereof, notice of any change of address of the Process Agent; and


                          (vii) such other information respecting the business, properties, condition or operations, financial or otherwise, of the Borrower as the Bank may from time to time reasonably request.


                 (l)      Appraisals.   In addition to the appraisal
         reports furnished on or before the Closing Date pursuant to Section 3.01(l) and at the request of the Bank, which request may not be made more frequently than once in every two of the Borrower's Fiscal Years commencing with the Fiscal Year ended June 3, 1990, pay for and furnish to the Bank an appraisal report, prepared by an appraiser selected by the Borrower with the prior written approval of the Bank, of the fair market value of the Encumbered Properties. At the Bank's own cost, the Bank may request appraisals on a more frequent basis.


                 (m)      Further Assurances.   Promptly correct, or
         cause to be corrected, any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation thereof and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, and record and re-record, file and re-file and register and re-register, any and all such further acts, deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Bank may require from time to time in order to carry out more effectively the purposes of this Agreement or any Loan Document, and to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Bank or Agent the rights granted or now or hereafter intended to be granted to the Bank under any Loan Document or under any other instrument executed in connection with any Loan Document or that the Borrower may be or become bound to convey, mortgage or assign to the Bank or Agent in order to carry out the intention or facilitate the performance of the provisions of any Loan

         Document. The Borrower will furnish to the Bank evidence satisfactory to the Bank of every such recording, filing or registration.


                 (n) ERISA. Comply and cause each Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.


         Section 5.2.             Negative Covenants.   So long as any amount
payable hereunder or under the Note shall remain unpaid, the Borrower will not, without the written consent of the Bank:


                 (a) Guaranteed Indebtedness. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Debt (as defined in clause (iii) of the definition of Debt) except pursuant to the Amended Guaranty Agreements, except by reason of endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and except for that certain guaranty agreement executed by Borrower for the benefit of Barclays Bank PLC guaranteeing the obligations of American Egg Products; provided the liability thereunder does not exceed $418,950.00 in the aggregate.


                 (b)              Dividends, etc.   Except for the purchase of
         up to a maximum of two percent (2%) of the Borrower's outstanding common shares in any Fiscal Year at an aggregate purchase price in such year not exceeding the lesser of (i) the book value of such shares or (ii) $500,000.00, declare or pay any dividends, purchase or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to purchase or otherwise acquire for value any stock of the Borrower.


                 (c) Capital Expenditures. Make, or permit any subsidiary to make, any expenditures for fixed or capital assets, excluding rolling stock, which would cause the aggregate of all such expenditures made by the Borrower and its Subsidiaries in any period of 12 consecutive months to exceed $3,500,000.


                 (d)              Maintenance of Ownership of Subsidiaries.
         Sell or otherwise dispose of any shares of capital stock of any Subsidiary or permit any Subsidiary to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any
         other Subsidiary, except to the Borrower   or another Subsidiary.


                 (e) Mergers, etc. Merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person, or permit any Subsidiary to do so, except that any Subsidiary may merge or consolidate with or transfer assets to or acquire assets from any other Subsidiary and except that any Subsidiary may merge into or transfer assets to the Borrower provided in each case that, immediately after giving effect thereto, no event shall occur and be continuing which constitutes an Event of Default or which with the giving of notice or lapse of time or both would constitute an Event of Default.


                 (f)              Sales, etc. of Assets.   Sell, lease,
         transfer or otherwise dispose of, or permit any Subsidiary to sell, lease, transfer or otherwise dispose of, any substantial part of its assets, including (without limitation) substantially all assets constituting the business of a division, branch or other unit operation, except in the ordinary course of its business or in connection with a transaction authorized by subsection (e) of this Section.


                 (g)              Fiscal Year.   Change, or permit any
         Subsidiary to change, its Fiscal Year.


                 (h)              Liens, etc.   Create or suffer to exist, or
         permit any of its Subsidiaries to create or suffer to exist, or through any act or failure to act acquiesce, or permit any of its Subsidiaries to acquiesce, in the placing of, or allow to remain, any deed of trust, mortgage, trust deed, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, conditional sale or other title retention document, or any other type of preferential arrangement upon or with respect to the Encumbered Properties or any of the Collateral, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Debt of any person or entity, other than the liens securing the obligations of the Borrower under the Loan Documents, or any Permitted Encumbrances and shall not further encumber, or permit any of its Subsidiaries to further encumber, any such Permitted Encumbrance or change, modify or amend any document or agreement relating thereto without the prior written consent of the Bank.


                                  ARTICLE VI.
                               EVENTS OF DEFAULT

         Section 6.1. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:


                 (a) The Borrower shall fail to pay any amount payable hereunder or under the Note when due; or


                 (b) Any representation or warranty made or deemed made by the Borrower (or any of its officers) or any of its Subsidiaries (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or


                 (c) The Borrower or either Guarantor shall fail to perform or observe, any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed and any such failure shall remain unremedied for 30 days after its occurrence or in the case of covenants contained in Section 1.03 of the

         Mortgages the Borrower or Cal-Maine Farms, Inc. as the case may be, shall fail to perform or observe any covenant in Section 1.03 of the Mortgages, as the case may be, on its part to be performed or observed and any such failure shall remain unremedied for 30 days after notice thereof from the Bank; or


                 (d) The Borrower or any of its Subsidiaries shall fail to pay any Debt (excluding Debt hereunder or under the Note but including Debt under the Revolving Loan Documents and Reimbursement Agreement) of the Borrower or any of its Subsidiaries (as the case may
         be), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof. The occurrence of an Event of Default under this clause (d) includes without limitation the occurrence of any event of default under the Revolving Loan Documents or the Reimbursement Agreement; or


                 (e) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or


                 (f) Any judgment or order for the payment of money in excess of $750,000 (the liability for which is not covered by insurance) shall be rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or


                 (g) Any of the Mortgages or the Security Agreements shall for any reason, except to the extent permitted by the terms thereof, cease to create valid and perfected first priority security interest in any of the Encumbered Properties or the Collateral, as the case may be, purported to be covered thereby; or

                 (h) Any provision of any Loan Document shall, at any time after delivery thereof, for any reason, except to the extent permitted by the terms thereof, cease to be valid and binding on the Borrower or either Guarantor (as the case may be), or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Borrower or either Guarantor or a proceeding shall be commenced by any governmental agency or authority having jurisdiction over the Borrower or either Guarantor seeking to establish the invalidity or unenforceability thereof and such proceeding shall remain undismissed or unstayed for a period of 60 days, or the Borrower or either Guarantor shall deny that it has any or further liability or obligation thereunder; or


                 (i) Either Guarantor shall cease to be a wholly-owned Subsidiary of the Borrower; or


                 (j) Any event of default shall occur under any Loan Document; or


                 (k) Any of the following events shall occur or exist with respect to Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the Pension Benefit Guaranty Corporation to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the Pension Benefit Guaranty Corporation of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Bank subject Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the Pension Benefit Guaranty Corporation, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed One Hundred Thousand Dollars ($100,000.00);

then, and in any such event, the Bank may, by notice to the Borrower, terminate its commitment to make the Additional Advance, declare the Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower or any of its Subsidiaries under the Federal Bankruptcy Code, the Note, all such interest and all such amounts shall automatically become and be due and payable and the commitment of the Bank to make the Additional Advance shall automatically terminate, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                  ARTICLE VII.
                        DEFINITIONS AND ACCOUNTING TERMS

         Section 7.1.             Certain Defined Terms.   As used in this
Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Additional Advances" has the meaning specified in Section 1.01.

         "Advance" means, together, the Initial Advance and the Additional Advance.

         "Agent" has the meaning specified in the recitals hereto.

         "Agreement" means this Amended and Restated Term Loan Agreement.

         "Amended Borrower Mortgage" means the Second Amendatory Mortgage, Security Agreement and Financing Statement in substantially the form of Exhibit B and all amendments, supplements and other modifications thereto.

         "Amended Borrower Security Agreement" has the meaning set forth in the Revolving Credit Agreement.

         "Amended Cal-Maine Mortgage" means the Second Amendatory Mortgage, Security Agreement and Financing Statement in substantially the form of Exhibit C and all amendments, supplements and other modifications thereof.

         "Amended Cal-Maine Security Agreement" has the meaning set forth in the Revolving Credit Agreement.

         "Amended Egg Products Security Agreement" has the meaning set forth in the Revolving Credit Agreement.

         "Amended Guaranty Agreement" has the meaning set forth in the Revolving Credit Agreement.

         "Appraised Value" means the value determined pursuant to Section
5.01(l).

         "Assignment" has the meaning specified in the recitals hereto.

         "Barclays" has the meaning specified in the recitals hereto.

         "Borrower's Collateral" means the Collateral covered by the Amended Borrower Security Agreement.

         "Borrower's Encumbered Property" means the New Properties and the properties covered by the Amended Borrower Mortgage.

         "Borrower Mortgages" the Amended Borrower Mortgage and the New
Mortgages.

         "Borrowing Base" on the date of any computation thereof means 65% of the Appraised Value then in effect for the Encumbered Properties as set forth in the Borrowing Base Certificate delivered by the Borrower on the Closing Date and thereafter as required by Section 5.01(k).

         "Borrowing Base Certificate" means a certificate setting forth the information and calculations necessary to determine the Borrowing Base, in substantially the form of Exhibit F, signed by the chief financial officer or the president of the Borrower.

         "Business Day" means any day other than a Saturday, Sunday' or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York.

         "Cal-Maine Encumbered Property" means the properties covered by the Amended Cal-Maine Mortgage.

         "Closing Date" means the date specified in the notice given by the Borrower pursuant to Section 1.02(a) as the date the Bank is to make the Additional Advance available to the Borrower.

         "Collateral" means the property covered by the Security Agreements.

         "Costs and Expenses" means all costs, expenses and taxes to be paid for by the Borrower pursuant to Section 8.04.

         "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) or (ii) above.

         "Default Rate" means a daily fluctuating interest rate equal to 4% per annum above the Term Federal Funds Rate. Each change in such daily fluctuating interest rate shall take effect simultaneously with the corresponding change in the Term Federal Funds Rate as determined by the Bank in its sole discretion at 12:00 noon (New York City time).

         "Encumbered Properties" means the Borrower Encumbered Property and Cal-Maine Encumbered Property.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) which is a member of a group of which the Borrower is a member and which is under common control within the meaning of Section 414 of the Internal Revenue Code of 1976, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "Event of Default" has the meaning set forth in Section 6.01.

         "Existing Collateral Documents" has the meaning specified in the recitals hereto.

         "Existing Loan" has the meaning specified in the recitals hereto.

         "Existing Properties" has the meaning specified in the recitals hereto.

         "Fiscal Year" means the 52 or 53 week period, as the case may be, beginning on the date which is one day after the date of the preceding Fiscal Year end, and ending on the Saturday closest to May 31.

         "Fourth Amendment to Reimbursement Agreement" has the meaning specified in the recitals hereto.

         "Guarantors" means each of Cal-Maine Egg Products, Inc., a Delaware corporation, and Cal-Maine Farms, Inc., a Delaware corporation.

         "Intercreditor Agreement" has the meaning specified in the recitals hereto.

         "Initial Advance" has the meaning specified in Section 1.01.

         "Initial Closing Date" has the meaning specified in Section 1.01.

         "Interest Period" has the meaning set forth in Section 1.03(b).

         "Loan Documents" means this Agreement (as it may be amended or otherwise modified from time to time), the Note, the Mortgages, the Security Agreements, the Amended Guaranty Agreements, the Intercreditor Agreement, the Assignment and all other certificates and documents delivered by the Borrower or its Subsidiaries hereunder.

         "Loan Party" means the Borrower and each of the Guarantors.

         "Louisiana Collateral Documents" has the meaning set forth in the recitals hereto.

         "Mortgages" means the Borrower Mortgages and the Amended Cal-Maine Mortgage.

         "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding three plan years made or accrued an obligation to make contributions.

         "Net Worth" means the excess of consolidated total assets over consolidated total liabilities of the Borrower and its Subsidiaries.

         "New Mortgages" means the Mortgage, Deed of Trust, Future Advance Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement in substantially the form of Exhibit D, one each to be filed in the states where the New Properties are located and all amendments, supplements and other modifications thereof.

         "New Properties" has the meaning specified in the recitals hereto.

         "Note" has the meaning set forth in Section 1.05.

         "Obligations" means all obligations of the Borrower now or hereafter existing under this Agreement, the Note and any other Loan Documents to which Borrower is a party whether for principal, interest, fees, expenses or otherwise.

         "Permitted Encumbrances" means the encumbrances against the Encumbered Properties permitted by the mortgages.

         "Plan" means an employee benefit plan, other than a Multiemployer Plan, maintained for employees of the Borrower or any ERISA Affiliate and subject to Title IV of ERISA.

         "Pledge Agreement" has the meaning set forth in the recitals hereto.

         "Prepayment Amount" has the meaning set forth in section 2.02(a).

         "Previous Revolving Credit Agreement" has the meaning specified in the recitals hereto.

         "Previous Term Loan Agreement" has the meaning specified in the recitals hereto.

         "Process Agent" means CT Corporation System which pursuant to the Loan Documents, the Revolving Loan Documents and the Reimbursement Agreement has been appointed as the agent of the Borrower and the Guarantors, respectively, for the receipt of service of process pursuant to the Loan Documents and the Revolving Loan Documents.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Properties" has the meaning specified in the recitals hereto.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Revolving Credit Agreement" has the meaning specified in the recitals hereto.

         "Revolving Loan Documents" means the Revolving Credit Agreement and all documents, instruments, and agreements executed and delivered in connection therewith, including without limitation, the Security Agreements, the Amended Guaranty Agreements and the Mortgages.

         "Reimbursement Agreement" has the meaning specified in the recitals hereto.

         "Security Agreements" means the Amended Borrower Security Agreement, the Amended Cal-Maine Security Agreement, the Louisiana Collateral Documents and the Amended Egg Products Security Agreement.

         "Subsidiary" means any corporation, including but not limited to the Guarantors, of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

         "Term Federal Funds Rate" for any Interest Period means an interest rate per annum equal at all times during such Interest Period to the rate of interest per annum at which the Bank, as a branch of a foreign bank, in its sole discretion, can acquire federal funds in the interbank term federal funds market in New York City through brokers of recognized standing on the first day of the Interest Period for a period equal to such Interest Period and in the amount of the Advance.


         Section 7.2.             Accounting Terms.   All accounting terms not
specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied except as otherwise stated herein, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.


                                 ARTICLE VIII.
                                 MISCELLANEOUS

         Section 8.1.             Amendments, etc.   No amendment or waiver of
any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


         Section 8.2.             Notices, etc.   All notices and other
communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered, if to the Borrower, at its address at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39209; Attention: Fred Adams, Jr., Chief Executive Officer, with a copy to Bobby J. Raines, Vice President at the same address; and if to the Bank, at its address at 245 Park Avenue, New York, New York 10167; Attention: Corporate Services, with a copy to One Galleria Tower, 13355 Noel Road, Suite 1000, Dallas, Texas 75240, Attention: Jess E. Jarratt; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, except that notices to the Bank pursuant to the provisions of Articles I and II shall not be effective until received by the Bank.


         Section 8.3.             No Waiver; Remedies.   No failure on the part
of the Bank to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.


         Section 8.4.             Costs, Expenses and Taxes.


                 (a) The Borrower agrees to pay on demand all costs, expenses and taxes in connection with the preparation, execution, delivery, filing, recording and administration of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank, and local counsel who may be retained by said counsel, with respect thereto and with respect to advising the Bank as to its rights and responsibilities under the Loan Documents, and all losses, costs and expenses (including counsel fees and expenses) in connection with the enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, losses, costs and expenses sustained as a result of a default by the Borrower in the performance of its obligations contained in any of the Loan Documents or the other documents or instruments delivered under the Loan Documents. In addition, the Borrower shall pay all costs and expenses in connection with appraisals, audits and search reports, all insurance costs and any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.


                 (b) If, as a result of a payment made by the Borrower due to acceleration of the maturity of the Advance and the Note pursuant to Section 6.01, or any payment or mandatory or voluntary prepayment or due to any other reason, the Bank receives payment of any principal amount of the Advance on a day other than the last day of the Interest Period, or if the Interest Period existing under the Previous Term Loan Agreement is terminated hereunder prior to the end of such Interest Period, the Borrower shall pay to the Bank on demand that amount, if any, required to compensate the Bank for additional losses, costs or expenses which it may accrue as a result of such payment or termination (as determined in good faith in the sole discretion of the Bank), including, without limitation, an amount equal to the losses, if any, on the reinvestment of the amounts prepaid, which for purposes of this Agreement shall be deemed equal to the difference between the interest rate in effect hereunder on the amounts prepaid as of the date of such prepayment and the interest rate at which the Bank reinvests such amounts, multiplied by such amounts prepaid and a fraction, the numerator of which is the number of days (including the first day but excluding the last day) from the date of prepayment through the last day of the applicable Interest Period and the denominator of which is 360.


                 (c) All Costs and Expenses incurred and billed up to and including the Closing Date (as set forth in a schedule delivered to the Borrower) shall be paid for by the Borrower on the Closing Date by deducting the amount of such Costs and Expenses from the proceeds of the Additional Advance made pursuant to Section 1.02(a) hereof. The Borrower further agrees to pay to the Bank all Costs and Expenses that may be incurred and billed after the date of this Agreement on demand by the Bank.


                 (d) The Borrower's obligations under this Section and the Borrower's and Cal-Maine Farms, Inc.'s obligations under
         Section 3.03 of the Mortgages shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation on its part under any such policy of insurance.

If any claim, action or proceeding is made or brought under the Mortgages or the Bank, the Borrower shall resist or defend, or cause either Guarantor to resist or defend, against the same, if necessary in the name of the Bank or Agent, as applicable, by attorneys for the Borrower's or Guarantors', as the case may be, insurance carrier (if the same is covered by insurance) or otherwise by attorneys approved by the Bank. Notwithstanding the foregoing, the Bank or Agent, in its discretion, may engage its own attorneys to resist or defend, or assist therein, and the Borrower shall pay, or, on demand, shall reimburse the Bank for the payment of, the fees and disbursements of said attorneys.


         Section 8.5.             Limitation and Adjustment of Interest.   No
provision of this Agreement or the Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law:


                 (a) If the amount of interest computed without giving effect to this Section 8.05 and payable on any interest payment date in respect of the preceding interest computation period would exceed the amount of interest computed in respect to such period at the maximum rate of interest from time to time permitted (after taking into account all consideration which constitutes interest) by laws applicable to the Bank (such maximum rate being the "Maximum Permissible Rate"), the amount of interest payable to the Bank on such date in respect of such period shall be computed at the Maximum Permissible Rate.


                 (b) If at any time and from time to time (i) the amount of interest payable to the Bank on any interest payment date shall be computed at the Maximum Permissible Rate pursuant to the preceding Section 8.05(a) and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Bank would be less than the amount of interest payable to the Bank computed at the Maximum Permissible Rate, then the amount of interest payable, to the Bank in respect of such subsequent interest computation period shall continue to be computed at the Maximum Permissible Rate until the amount of interest payable to the Bank shall equal the total amount of interest which would have been payable to the Bank if the total amount of interest had been computed without giving effect to the preceding Section 8.05(a).


         Section 8.6. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, irrespective of whether or not the Bank shall have made any demand under such Loan Document and although such deposits, indebtedness or obligations may be unmatured or contingent. The Bank agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section 8.06 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.


         Section 8.7.             Severability of Provisions.   Any provision
of this Agreement or of any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.


         Section 8.8.             Binding Effect; Governing Law.   This
Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York.


         Section 8.9.             Consent to Jurisdiction; Process Agent.


                 (a) The Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, New York 10019, as its agent to receive on behalf of the Borrower and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service on the Process Agent may be made by mailing or delivering a copy of such process to the Borrower in care of the Process Agent at the Process Agent's above address and the Borrower hereby irrevocably directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by any other method permitted by applicable law. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.


                 (b) Nothing in this Section shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect its right to bring any action or proceeding against the Borrower or its property in any other court.


         Section 8.10.            Security.   The obligations of the Borrower
under this Agreement are guaranteed by the Amended Guaranty Agreements and secured by the Security Agreements and the Mortgages.


         Section 8.11.            Entire Agreement; Amendment and Restatement.
This Agreement amends and restates in its entirety the Previous Term Loan Agreement. This Agreement and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     BORROWER:

                                     CAL-MAINE FOODS, INC.


                                     By:
                                                -------------------------------
                                     Name:
                                                -------------------------------
                                     Title:
                                                -------------------------------

                                     BANK:

                                     COOPERATIEVE CENTRALE
                                     RAIFFEISEN-BOERENLEENBANK, B.A.
                                     "RABOBANK NEDERLAND", NEW YORK BRANCH


                                     By:
                                                -------------------------------
                                     Name:
                                                -------------------------------
                                     Title:
                                                -------------------------------

*******************************************************************************



                              Amended and Restated
                           Revolving Credit Agreement

                                     among

                             Cal-Maine Foods, Inc.,

                                    Borrower

                                      and

                          Barclays Bank PLC (New York)

                                      and

             Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.,

                                    as Banks

                                  29 May 1990




*******************************************************************************

                               TABLE OF CONTENTS



ARTICLE I - AMOUNTS AND TERMS OF THE ADVANCES . . . . . . . . . . . . . . . . . . . . . . . . .    3

         SECTION 1.01. The Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         SECTION 1.02. Making the Advances  . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         SECTION 1.03. Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         SECTION 1.04. Reduction of Commitment  . . . . . . . . . . . . . . . . . . . . . . . .    4
         SECTION 1.05. Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         SECTION 1.06. Increased Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         SECTION 1.07. Evidence of Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
         SECTION 1.08. Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

ARTICLE II - TERMS OF PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

         SECTION 2.01. Repayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         SECTION 2.02. Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         SECTION 2.03. Payments and Computations  . . . . . . . . . . . . . . . . . . . . . . .    8

ARTICLE III - CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

         SECTION 3.01.  Conditions Precedent to the Initial Advance . . . . . . . . . . . . . .    8
         SECTION 3.02.  Conditions Precedent to All Advances  . . . . . . . . . . . . . . . . .   10

ARTICLE IV - REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . .   11

         SECTION 4.01.  Representations and Warranties of the Borrower  . . . . . . . . . . . .   11

ARTICLE V - COVENANTS OF THE BORROWER . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

         SECTION 5.01. Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . .   13
         SECTION 5.02. Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

ARTICLE VI - EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

         SECTION 6.01. Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         SECTION 6.02. Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

ARTICLE VII - DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

         SECTION 7.01. Certain Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . .   19
         SECTION 7.02. Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23

ARTICLE VIII - MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

         SECTION 8.01. Amendments, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         SECTION 8.02. Notices, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         SECTION 8.03. No Waiver; Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         SECTION 8.04. Costs, Expenses and Taxes  . . . . . . . . . . . . . . . . . . . . . . .   24
         SECTION 8.05. Right of Set-off . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
         SECTION 8.06. Severability of Provisions . . . . . . . . . . . . . . . . . . . . . . .   25
         SECTION 8.07. Binding Effect; Governing Law  . . . . . . . . . . . . . . . . . . . . .   25
         SECTION 8.08. Consent to Jurisdiction; Process Agent . . . . . . . . . . . . . . . . .   26
         SECTION 8.09. Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         SECTION 8.10. Entire Agreement; Amendment and Restatement  . . . . . . . . . . . . . .   26


                               INDEX TO EXHIBITS

Exhibit          Description of Exhibit                                                        Section
-------          ----------------------                                                        -------
    A            Form of Promissory Note  . . . . . . . . . . . . . . . . . . . . . . . . . .  1.07
    B            Form ofAmended Guaranty Agreement  . . . . . . . . . . . . . . . . . . . . .  3.01(c)
    C            Form ofAmended Borrower Security Agreement . . . . . . . . . . . . . . . . .  3.01(b)
    D            Form of Amended Cal-Maine Security Agreement . . . . . . . . . . . . . . . .  3.01(b)
    E            Form of Egg Products Security Agreement  . . . . . . . . . . . . . . . . . .  3.01(b)
    F            Borrowing Base Certificate . . . . . . . . . . . . . . . . . . . . . . . . .  5.01(k)


                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                            Dated as of May 29, 1990

         This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Agreement") is among CAL-MAINE FOODS, INC., a Delaware corporation (the "Borrower"), BARCLAYS BANK PLC (NEW YORK) ("Barclays") and COOPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A., "Rabobank Nederland" ("Rabobank" and, together with Barclays, hereinafter referred to individually as a "Bank" and collectively as the "Banks").

                                R E C I T A L S:

         A. Borrower and Rabobank have entered into a Revolving Credit Agreement dated as of October 18, 1984, as amended by that certain Amendment dated as of September 29, 1985, that certain Amendment dated as of March 31, 1987, that certain Third Amendment to Revolving Credit Agreement dated as of December 31, 1987, that certain Amendment dated as of May 31, 1988, that certain Amendment and waiver dated as of September 30, 1988, that certain Amendment dated December 31, 1988, that certain Amendment dated as of June 2, 1989 and that certain Amendment dated as of June 30, 1989, Letter Amendment dated May 9, 1990 (the Revolving Credit Agreement, as the same has previously been amended, is hereinafter referred to as the "Previous Revolving Credit Agreement").

         B. Pursuant to the Previous Revolving Credit Agreement, Rabobank made a revolving credit loan (the "Existing Loan") to Borrower with advances thereunder not exceeding an aggregate principal amount of Twenty-Five Million Dollars ($25,000,000) at any time outstanding. Advances are outstanding under the Existing Loan on the date hereof (the "Existing Advances").

         C. Borrower has requested that Rabobank renew and extend the Existing Loan such that the aggregate advances outstanding to Borrower from Rabobank do not exceed an aggregate principal amount of Twenty Million Dollars ($20,000,000) outstanding at any time, and Borrower has requested that Barclays make a revolving credit loan to Borrower (the "New Barclays Loan") with advances thereunder not to exceed an aggregate principal amount of Ten Million Dollars ($10,000,000) outstanding at any time.

         D. Borrower and Rabobank have entered into that certain Amended and Restated Term Loan Agreement dated as of the date hereof (as the same may be amended, the "Term Loan Agreement") which amended and restated in its entirety that certain Term Loan Agreement dated as of May 15, 1986, between Borrower and Rabobank (as the same had previously been amended, herein referred to as the "Previous Term Loan Agreement").

         E . Borrower and Rabobank have entered into that certain Fourth Amendment to Reimbursement and Credit Agreement (herein the "Fourth Amendment to Reimbursement Agreement") dated as of the date hereof which amended that certain Reimbursement and

Credit Agreement dated as of December 1, 1987, (as amended by the Amendment dated as of May 31, 1988, the Amendment dated as of December 31, 1988, the Amendment dated as of June 2, 1989 and the Fourth Amendment to Reimbursement Agreement and as the same may hereafter be amended, herein referred to as the "Reimbursement Agreement".

         F. To secure certain of the obligations and indebtedness of Borrower to Rabobank under the Previous Revolving Credit Agreement, the Previous Term Loan Agreement, the Reimbursement Agreement and the other documents executed in connection therewith, Borrower, Cal-Maine Farms, Inc., and Cal-Maine Egg Products, Inc. executed certain security agreements and mortgages (as amended but excluding the collateral documents executed in connection with the Reimbursement Agreement, such security agreements and mortgages herein called, the "Existing Collateral Documents").

         G. To induce Rabobank to continue to extend credit to the Borrower, the Borrower has agreed to grant to Rabobank security interests and liens in the real properties described on Schedule 1 to the Term Loan Agreement and the personal property relating thereto (the "New Properties").

         H. To induce Barclays to make the New Barclays Loan, Borrower, Cal-Maine Farms, Inc., and Cal-Maine Egg Products, Inc. have agreed to grant security interests and liens to Barclays in the New Properties, to the extent applicable, and in the properties covered by the Existing Collateral Documents (herein the "Existing Properties" and together with the New Properties herein referred to as the "Properties").

         I. Rabobank and Barclays have entered into that certain Intercreditor Agreement dated the date hereof (as the same may be amended, the "Intercreditor Agreement") pursuant to which Rabobank and Barclays set forth therein their respective rights and priorities in and with respect to the Properties and appointed Rabobank as agent for itself and Barclays (in such capacity herein referred to as the "Agent") to act as agent with respect to the Properties as therein provided.

         J. To facilitate the collateral arrangements contemplated by this Agreement, the Term Loan Agreement, the Reimbursement Agreement and the Intercreditor Agreement, Rabobank has assigned 'all of its right, title, and interest in and to the-Existing Collateral Documents to the Agent pursuant to that certain Assignment Agreement dated the date hereof (as the same may be amended, herein the "Assignment"); provided that with respect to that certain Collateral Pledged Agreement dated October 17, 1984 executed by Borrower, Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc. for the benefit of Rabobank which is an existing Collateral Document, Rabobank, Borrower, Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc. only amended the terms thereof to provide that both Rabobank and Barclays shall be pledgees thereunder pursuant to that certain Amendment to Collateral Pledge Agreement and Assignment of Interest dated the date hereof (such Collateral Pledge Agreement, as amended, herein the "Pledge Agreement" and together with the Collateral Chattel Mortgage Note pledged pursuant thereto and the Act of Collateral Chattel Mortgage on Inventory dated October 17, 1984 executed by Borrower, Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc. in connection therewith, herein collectively referred to as the "Louisiana Collateral Documents").

         K. Borrower and the Banks now desire to amend the Previous Revolving Credit Agreement in its entirety as herein set forth to provide for the New Barclays Loan and the modification of the Existing Loan, provide for the grant of the security interests and liens in the New Properties and to reflect the assignment and amendment of the Existing Collateral Documents to the Agent.

                                   ARTICLE I

                       AMOUNTS AND TERMS OF THE ADVANCES

         SECTION 1.01. The Advances.  Each Bank severally agrees, on the terms
and conditions hereinafter set forth,    to make advances (such advances,
collectively with the Existing Advances herein the "Advances") to the Borrower from time to time during the Period from the date hereof to and including the Termination Date (this and certain other capitalized terms are defined in Section 8.01), provided that (a) at any time the aggregate outstanding amount of the Advances shall not exceed the lesser of (i) the Revolving Credit Commitments, as such amount may be reduced pursuant to Section 1.04, or (ii) the Borrowing Base, (b) any time the aggregate outstanding amount of a Bank's Advances shall not exceed its Revolving Credit Commitment and (c) at all times the aggregate outstanding amount of the Advances made by a Bank shall never be less than an amount equal to the sum of its Pro Rata Part (determined based on the Revolving Credit Commitments) of the then aggregate outstanding amount of all Advances minus up to $500,000.00. Each Advance shall be in an amount not less %than $250,000.00. Each Bank, subject to the other terms hereof, shall have an obligation to make only the Advances requested from such Bank by Borrower, whether or not the other Bank makes its Advances to Borrower. Within the limits of the Revolving Credit Commitments, the Borrower may borrow, prepay pursuant to Section 2.02 and reborrow under this Section 1.01.

         SECTION 1.02. Making the Advances. Each Advance shall be made on notice from the Borrower to the Bank from which an Advance is requested (a copy of which notice shall be given by the Borrower to each Guarantor) specifying the date (which shall be a Business Day) and amount thereof and selecting the Interest Period therefor pursuant to Section 1.05(b). Borrower may request an Advance from either Barclays or Rabobank or may request Advances from both Banks subject to the terms of Subsection 1.01(b). Such notice shall be given not later than 11:00 a.m. (New York City time) on the date of the requested Advance. Not later than 2:00 P.M. (New York City time) on the date of such Advance and upon fulfillment of the applicable conditions set forth in Article III, the Bank from which an Advance is requested will make such Advance available to the Borrower in same day funds at such Bank's address referred to in Section 8.02.

         SECTION 1.03. Commitment Fee. The Borrower agrees to pay to each Bank its Pro Rata Part of a commitment fee on the average daily unused portion of the Revolving Credit Commitments from the date hereof until the Termination Date at the rate of 1/4 of 1% per annum. payable quarterly on the last day of each calendar quarter during the term of the Commitment, commencing June 30, 1990, and ending on the Termination Date.

         SECTION 1.04. Reduction of Commitment. The Borrower shall have the right, upon at least five Business Days notice to either Bank, to terminate in whole or reduce in part the unused portion of such Bank's Revolving Credit Commitment, provided that each partial reduction shall be in the amount of $500,000 or an integral multiple thereof and provided further that Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Advances from such Bank exceeds such Bank's Revolving Credit Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid together with all other amounts due pursuant to
Section 8.04(b) as a result of such prepayment.

         SECTION 1.05. Interest.

                 (a) Interest Rate. The Borrower shall pay interest on the unpaid- principal amount of each Advance during each Interest Period for such Advance, payable quarterly on the last day of each calendar quarter and on the last day of such Interest Period at an interest rate equal to 1.5% per annum above the Term Federal Funds Rate with respect to Advances made by Rabobank and at an interest rate equal to 1.5% per annum. above the Cost of Funds Rate with respect to Advances made by Barclays, for the applicable Interest Period; provided that such rate shall in no event be higher than the maximum interest rate permitted by law; and provided further that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) sh - all bear interest, from the date on which such amount is due until such amount is paid in full, at the Default Rate. No provision of this Agreement or the Notes shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law:

                          (i) If the amount of interest computed without giving effect to this provision of Section 1.05(a) and payable on any interest payment date in respect of the preceding interest computation period would exceed the amount of interest computed in respect of such period at the maximum rate of interest from time to time permitted (after taking into account all consideration which constitutes interest) by laws applicable to a Bank (such maximum rate being the "Maximum Permissible Rate"), the amount of interest payable to such Bank on such date in respect of such period shall be computed at the Maximum Permissible Rate.

                          (ii) If at any time and from time to time (A) the amount of interest payable to a Bank on any interest payment date shall be computed at the Maximum Permissible Rate pursuant to the preceding clause (ii) and (B) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Bank would be less than the amount of interest payable to such Bank computed at the Maximum Permissible Rate, then the amount of interest payable to such Bank in respect of such subsequent interest computation period shall continue to be computed at the Maximum Permissible Rate until the amount of interest which would have been payable to such Bank if the total amount of interest had been computed without giving effect to this provision of Section 1.01(a).

                 (b) Interest Period. The period between the date of each Advance and the date of payment in full of such Advance shall be divided into successive periods, each such period being an Interest Period for such Advance. The Interest Periods in effect for the Existing Advances under the Previous Revolving Credit Agreement shall continue in effect hereunder until the end thereof as determined pursuant to the Previous Revolving Credit Agreement and the subsequent Interest Period or Periods hereunder with respect thereto shall being on the last day of the Interest Period or Periods existing under the Previous Revolving Credit Agreement. The initial Interest Period for each Advance (other than the Existing Advances) shall begin on the day of such Advance and each subsequent Interest Period for such Advance shall begin on the last day of the immediately preceding Interest Period for such Advance. Each Interest Period for each Advance made by Rabobank shall end on the corresponding day in the first, second or third week thereafter or the numerically corresponding day in the first, third, sixth, ninth or twelfth calendar month thereafter (as Borrower may select as provided in Section 1.02 hereof or on such other day as Borrower may request if Rabobank can (in its sole discretion) make such an Interest Period available to the Borrower and each Interest Period for each Advance made by Barclays shall end on the corresponding day in the first, second or third week thereafter or on the numerically corresponding day in the first, third or sixth calendar month thereafter (as Borrower may select as provided in Section 1.02 hereof) or on such other day as Borrower may request if Barclays can (in its sole discretion) make such an Interest Period available to the Borrower, except that each Interest Period measured in months which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month and no Interest Period for any Advance made by Barclays shall extend beyond the date one hundred eighty days from the date such Interest Period commenced. Notwithstanding the foregoing: M any Interest Period which would otherwise extend beyond the date which is three (3) months after the Termination Date (the "Repayment Date") shall end on the Repayment Date; and (ii) if the Borrower fails to select the duration of any Interest Period, the duration of such Interest Period shall be three months.

                 (c) Contingent Interest. The Borrower hereby agrees to pay to Rabobank as contingent interest (the "Contingent Interest"), payable in one or more payments at Rabobank's option, as of the last day of each of the Borrower's Fiscal Years 1992, 1993 and 1994 and upon receipt of the audited financial statements of the Borrower for such year, an amount equal to 3% of the aggregate audited consolidated pre-tax earnings of the Borrower and its Subsidiaries during the Borrower's Fiscal Years 1990 through 1994, provided, however, that, if on the date of any payment of Contingent Interest hereunder, the consolidated, pre-tax earnings for the most recently ended Fiscal Year is less than 200% of the payment of Contingent Interest to be made on such date then such Contingent Interest shall be payable on such date only to the extent it is equal to 50% of pre-tax earnings for the most recently ended Fiscal Year and the remaining amount of Contingent Interest shall be payable at the end of each fiscal quarter thereafter, subject, in the case of the payment of Contingent Interest on the end of each such subsequent fiscal quarter, to such payment equaling 50% of pre-tax earnings for such then ended fiscal quarter and, provided further, however, that, notwithstanding the immediately preceding proviso, the Borrower shall pay to Rabobank a minimum of $100,000 of Contingent Interest by Fiscal Year-end 1994 and the Borrower shall pay to Rabobank in the aggregate a maximum of Contingent Interest hereunder of $500,000. Notwithstanding any other provision in this Section 1.05(c), the Borrower further agrees that upon (i) a termination of the Revolving Credit Commitment of Rabobank pursuant to Section 1.04 or (ii) an acceleration of all amounts outstanding hereunder pursuant to Section 6.02, the Borrower shall owe to Rabobank as of the date of such event as Contingent Interest an amount equal to the greater of (x) $100,000 and (y) 3% of the audited consolidated pre-tax earnings of the Borrower and its Subsidiaries during Fiscal Years 1990 through 1994 having then ended, up to a maximum of $500,000.

         SECTION 1.06. Increased Costs. If, on or after the date hereof, the introduction of or any change in or in the interpretation of any law or regulation or the compliance by either Bank with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), shall impose, modify or deem applicable any reserve, special deposit or similar requirement against all or any assets held by, deposits or accounts with, or credit extended by or to, such Bank or impose on either Bank any other condition affecting the Advances, the Notes or such Bank's obligation to make Advances, or subject such Bank to, or cause the termination or reduction of a previously granted exemption with respect to, any tax, levy, impost, deduction, charge or withholding with respect to the Advances, the Notes or such Bank's obligation to make Advances or change the basis of taxation of payment to such Bank of the principal of or interest on the Advances or any other amounts under this Agreement (except for a change in the rate of tax on the overall net income of such Bank imposed by the jurisdiction in which either such Bank's principal executive office or the lending office is located), and the result of any of the foregoing events is to increase the cost to either Bank of agreeing to make or making, funding, or maintaining the Advances, or to reduce the amount of any sums received or receivable by either Bank under this Agreement or the Notes, then, the Borrower shall from time to time, upon demand by the applicable Bank, pay such additional amounts as will compensate such Bank for such increased cost or reduced amount. A certificate of such Bank, submitted to the Borrower, setting forth the amounts of such increased cost or reduced amount and the additional amounts to be paid to such Bank under this Section shall be conclusive. After such Bank notifies the Borrower of any increased cost pursuant to this Section 1.06, the Borrower may upon at least five Business Days' written notice to such Bank prepay in full or in part any Advance then outstanding and affected by such increased costs, provided the Borrower shall comply with the prepayment provisions of Section 2.02(b) and reimburse such Bank for all such increased costs incurred by such Bank and pay to such Bank all amounts due pursuant to 8.04(b).

         SECTION 1.07. Evidence of Debt. The indebtedness of the Borrower to each Bank resulting from all Advances made from time to time by such Bank-and interest thereon shall be evidenced by a promissory note of the Borrower, in substantially the form of Exhibit A hereto (each a "Note" and collectively the "Notes"), payable to the order of such Bank, in the principal amount of such Bank's Revolving Credit Commitment delivered to such Bank pursuant to Article III.

         SECTION 1.08. Use of Proceeds. The proceeds of the Advances made by Barclays will be used solely for the purposes of financing the egg and egg product processing operations of the Borrower and its Subsidiaries. The proceeds of the Advances made by Rabobank will be used solely for the purposes of (a) financing the egg and egg product processing operations of the Borrower and its Subsidiaries, W partially financing the acquisition of certain real and personal property from Sunny Fresh Foods, Inc., and (c) partially financing the repurchase by Borrower of certain preferred stock issued by Borrower to Sunny Fresh Foods, Inc. Any Advances received by the Borrower when the aggregate amount of the then outstanding Advances exceeds the Parent Borrowing Base shall be utilized so that each Guarantor shall directly benefit from the amount of such excess Advances by an amount reasonably equivalent to the Borrowing Base valuation of such Guarantor's Collateral.


                                   ARTICLE II

                               TERMS OF PAYMENTS

         SECTION 2.01. Repayment. The Borrower shall repay the aggregate unpaid principal amount of all Advances in accordance with the terms of the Notes and this Agreement.

         SECTION 2.02. Prepayments.

                 (a) Mandatory. If at any time the aggregate principal amount of Advances at such time outstanding shall exceed the Borrowing Base at such time, the Borrower shall immediately prepay the Advances in an aggregate amount equal to the difference between such outstanding amount and the Borrowing Base at such time as follows: M to Rabobank an amount equal to Rabobank's Pro Rata Part of the amount by which the outstanding principal amount of the Advances exceeds the Borrowing Base, and (ii) to. Barclays an amount equal to Barclays' Pro Rata Part of the amount by which the outstanding principal amount of the Advances exceeds the Borrowing Base. If at any time the aggregate principal amount of Advances made by a Bank shall be less than an amount equal to the sum of its Pro Rata Part (determined based on the Revolving Credit Commitments) of the then aggregate outstanding amount of all Advances minus up to $500,000.00, the Borrower shall immediately request an Advance from such Bank or prepay to the other Bank, Advances made by such Bank, in an aggregate amount such that after the Advance or prepayment, as applicable, the aggregate principal amount of Advances made by the Bank in question shall be an amount equal to an amount that is not less than the sum of its Pro Rata Part (determined based on the Revolving Credit commitments) of the then aggregate outstanding amount of all Advances minus $500,000.00. The prepayments required under this Section 2.02(a) shall be made without duplication. Upon any prepayment under this Section 2.02(a), the Borrower shall pay to each Bank all amounts due pursuant to Section 8.04(b) as a result of such prepayment.

                 (b) Optional. The Borrower may, upon at least one Business Day notice to either Bank, prepay any Advance from such Bank on the last day of any Interest Period for such Advance in whole or in part with M accrued interest to the date of such prepayment on the amount so prepaid and (ii) all amounts due pursuant to Section 8.04(b) as a result of such prepayment, provided, that each such prepayment shall be in a principal amount not less than $500,000.

         SECTION 2.03. Payments and Computations.

                 (a) The Borrower shall make each payment of principal, interest and other amounts due hereunder and under the Notes not later than 12:00 noon (New York City time) on the day when due in lawful money of the United States of America by depositing such amount in same day funds M with respect to amounts payable to Rabobank, at the office of Rabobank at 245 Park Avenue, New York, New York 10167, and
         (ii) with respect to amounts payable to Barclays, at the office of Barclays at 75 Wall Street, New York, New York 10265.

                 (b) All computations of interest and commitment fees hereunder and under the Notes shall be made by the Banks on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees is payable. Each determination by the Banks of an interest rate hereunder shall be conclusive and binding for all purposes.

                 (c) Whenever any payment to be made hereunder or under the Notes shall be stated to be due, or whenever the last day of any Interest Period would otherwise occur, on a day other than a Business Day, such payment shall be made, and the last day of such Interest Period shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest and commitment fees, as the case may be.


                                  ARTICLE III

                              CONDITIONS PRECEDENT

         SECTION 3.01. Conditions Precedent to the Initial Advance. The obligation of Barclays to make its initial Advance hereunder and the obligation of Rabobank to make its initial Advance hereunder (excluding the Existing Advances) are subject to the condition precedent that the conditions precedent set forth in Section 3.01 of the Term Loan Agreement shall have been satisfied and that the Banks shall have received on or before the date of such initial Advance the following, each dated such day, in form and substance satisfactory to the Banks:

                 (a) The Notes.

                 (b) The Amended Borrower Security Agreement, duly executed by the Borrower, the Amended Cal-Maine Security Agreement, duly executed by Cal-Maine Farms, Inc. and the Amended Egg Products Security Agreement, duly executed by Cal-Maine Egg Products, Inc., together with:

                          (i) acknowledgment copies of proper Financing Statements (Form UCC-1, UCC-lF or EFS-1) duly filed under the Food and Security Act of 1985 and/or the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Banks, desirable in order to perfect the security interests created by each of the Security Agreements;

                          (ii) acknowledgment copies of proper Assignments of Financing Statements (Form UCC-3) duly filed under the Uniform Commercial Code of all jurisdictions as may be necessary, in the opinion of the Banks, in order to assign the Financing Statements (Form UCC-1) filed in connection with the Previous Revolving Credit Agreement and Previous Term Loan Agreement to the Agent;

                          (iii) certified copies of responses to Requests for Information or copies (Form UCC-11), or equivalent reports, listing the Financing Statements referred to in paragraph M above and all other effective financing statements which name the Borrower (under its present name and any previous name) or Cal-Maine Farms, Inc. (Under its present name and any previous name) or Cal-Maine Egg Products, -Inc. (under its present name and any previous name) as debtor and which are filed in the jurisdictions referred to in said paragraph W, together with copies of such other financing statements (none of which shall cover the collateral purported to be covered by the Security Agreements except for those filed in favor of Rabobank in connection with the Previous Revolving Credit Agreement and Previous Term Loan Agreement or those as to which the Borrower shall have delivered instruments satisfactory to Banks which when filed by the Banks will result in the termination of said financing statements);

                          (iv) evidence of the completion of all recordings and filings of the Borrower, Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc. as may be necessary or, in the opinion of the Banks, desirable to perfect the security interest and liens created by the Security Agreements;

                          (v) evidence of the insurance required by the terms of the Security Agreements; and

                          (vi) evidence that all other actions necessary, in the opinion of the Banks, to perfect and protect the security interests created by each of the Security Agreements have been taken.

                 (c) The Amended Guaranty Agreements, duly executed by each Guarantor.

                 (d) The Amendment to Collateral Pledge Agreement duly executed by Borrower and the Guarantors.

                 (e)      The Term Loan Agreement, duly executed by the
         Borrower.

                 (f) The Fourth Amendment to Reimbursement Agreement, duly executed by the Borrower.

                 (g) The Intercreditor Agreement duly executed by the Agent, the Banks and acknowledged by the Borrower and Guarantors.

                 (h)      The Assignment duly executed by Rabobank.

                 (i) Certified copies of (i) resolutions of the Board of Directors of each Loan Party evidencing approval of each Loan Document to which it is a party and the matters contemplated thereby, and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each such Loan Document.

                 (j) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is a party and the other documents contemplated hereby or to be delivered by it hereunder. The Banks may conclusively rely on each such certificate until they shall receive a further certificate of the Secretary or an Assistant Secretary of the respective Loan Party canceling, amending or replacing the prior certificate.

                 (k) A Borrowing Base Certificate dated the date of the initial Advance.

                 (l) A favorable opinion of counsel for the Borrower and the Guarantors, in form and substance acceptable to the Banks and addressing such matters as the Banks may reasonably request.

         SECTION 3.02. Conditions Precedent to All Advances. The obligation of each Bank to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance, both immediately before and immediately after given effect thereto, (a) the following statements shall be true and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by each Loan Party (as to each Loan Document to which it is a party), that:

                          (i) The representations and warranties contained in Section 4.01 of this Agreement and contained in each other Loan Document are correct on and as of the date of such Advance as though made on and as of such date;

                          (ii) No event has occurred and is continuing, or would result from such Advance, which constitutes an Event of Default or would constitute an

                 Event of Default but for the requirement that notice be given or time elapse or both;

                          (iii) The aggregate principal amount of Advances outstanding, after giving effect to such Advance, does not exceed the Borrowing Base;

                          (iv) The aggregate principal amount of Advances outstanding from the Bank requested to make such Advance, after giving effect to such Advance, does not exceed such Bank's Revolving Credit Commitment or such Bank's Pro Rata Part of the Borrowing Base; and

                          (v) The aggregate outstanding amount of the Advances made by a Bank is not less than an amount equal to the sum of its Pro Rata Part of the aggregate outstanding amount of all Advances minus up to $500,000.00;

and (b) the Bank making such Advance shall have received such other approvals, opinions or documents as it may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                 (a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified.

                 (b) The execution, delivery and performance by the Borrower of each Loan Document to which it is or will be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Borrower's charter or bylaws or (ii) any law or any contractual restriction binding on or affecting the Borrower, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties.

                 (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any Loan Document to which it is or will be a party.

                 (d) This Agreement is and the Notes and each other Loan Document to which the Borrower is or will be a party when delivered hereunder will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

                 (e) The consolidated balance sheet of the Borrower and its Subsidiaries as at June 3, 1989, and the related consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the Fiscal Year then ended, certified by Ernst & Whinney, independent public accountants, and the consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 1990, and the related consolidated statements of finance and retained earnings of the Borrower and its Subsidiaries for the nine month period then ended, copies of each of which have been furnished to the Banks, fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of the Borrower and its Subsidiaries for the period ended on the dates reflected therein, all in accordance with generally accepted accounting principles consistently applied, and since March 31, 1990, there has been no material adverse change in such condition or operations.

                 (f) The Borrower and each Subsidiary have filed all tax returns (Federal, State and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, or provided adequate reserves for payment thereof.

                 (g) There is no pending or threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrower or any of its Subsidiaries.

                 (h) The Guarantors and Sunbelt Freight, Inc. are the only Subsidiaries of, and are wholly-owned by, the Borrower.

                 (i) Following application of the proceeds of each Advance, not more than 25 percent of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Sections 5.02(e) or 5.02(f) or subject to any restriction contained in any agreement or instrument, between the Borrower or any of its Subsidiaries and either Bank or any affiliate of either Bank relating to Debt and within the scope of Section 6.01(d) will be margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

                 (j) The Fiscal Year for the Borrower and its Subsidiaries is the 52 or 53 week period, as the case may be, beginning on the date which is one day after the date of the preceding Fiscal Year end, and ending on the Saturday closest to May 31.

                 (k) The market value of the Collateral (as defined in each of the Security Agreements) located in the State of Louisiana is approximately $1,500,000. As of the date hereof, neither Borrower nor either Guarantor maintains any commodity futures margin accounts.

                 (1) The present fair salable value of the Assets of the Borrower and each Subsidiary is greater than the amount that will be required to pay its probable liability for its existing Debts as they become absolute and matured. For the purposes of this clause (1), "Assets" means any property of the party in question not exempt from liability for its Debts, and "Debts" means any legal liability, including the liability under the Loan Documents, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent. Neither the Borrower nor any of its Subsidiaries intends to, or believes that it will, incur Debts beyond its ability to pay as they mature.

                 (m) Neither the Borrower nor any of its Subsidiaries is "insolvent" (as defined in 11 U.S.C. Section 101(29)). Neither the Borrower nor any of its Subsidiaries is engaged, nor does it intend to engage, in any business or transaction for which its property, excluding an amount equal to the Obligations, is an unreasonably small capital. Neither the Borrower nor any of its Subsidiaries intends through the transactions contemplated by the Loan Documents to hinder, delay, or defraud either present or future creditors.


                                   ARTICLE V

                           COVENANTS OF THE BORROWER

         SECTION 5.01. Affirmative Covenants. So long as any amount payable hereunder or under the Notes shall remain unpaid or either Bank shall have any Revolving Credit Commitment hereunder, the Borrower will, unless the Banks shall otherwise consent in writing:

                 (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon any of its property except to the extent contested in good faith.

                 (b) Payment of Taxes, Etc. Pay and discharge, and cause each Subsidiary to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property, and (ii) all lawful claims which, if unpaid, might by law become a lien upon its property; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay or discharge any such tax, assessment, charge or claim which is being contested in good faith and by proper proceedings.

                 (c) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each Subsidiary to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises.

                 (d) Keeping of Books. Keep, and cause each Subsidiary to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each Subsidiary in accordance with generally accepted accounting principles consistently applied.

                 (e) Visitation Rights. At any reasonable time and from time to time, permit either Bank or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their respective officers or directors.

                 (f) Maintenance of Properties, Etc. Maintain and preserve, and cause each Subsidiary to maintain and preserve, all of its properties which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                 (g) Maintenance of Insurance. Maintain, and cause each Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses in the same general areas in which the Borrower or such Subsidiary operates.

                 (h) Working Capital. Maintain a ratio of current assets to current liabilities (excluding current deferred income taxes) of not less than 1.25 to I and a ratio of consolidated current assets to consolidated current liabilities (excluding current deferred income taxes) of the Borrower and its Subsidiaries of not less than 1.25 to
         1. Current liabilities and consolidated current liabilities shall include the current portion of the indebtedness incurred pursuant to this Agreement, the Reimbursement Agreement and the Term Loan Agreement.

                 (i) Tangible Net Worth. Maintain an excess of consolidated total tangible assets over consolidated total liabilities of the Borrower and its Subsidiaries in an amount not less than the amount set forth below for the applicable period set forth below:

                          (a) from the date hereof through June 2, 1990, Twenty-Two Million Dollars ($22,000,000); and

                          (b)     from June 3, 1990 and at all times
                 thereafter, the sum of (i) Twenty-Two Million Dollars ($22,000,000) plus (ii) fifty percent (50%) of the net income of Borrower and its Subsidiaries for the period from the beginning of the Fiscal Year existing as of the date of determination to the date of determination plus (iii) fifty percent (50%) of the net income of Borrower and its Subsidiaries for each Fiscal Year ending after June 3, 1990 but only if the Fiscal Year has completely elapsed.

         If net income for a period is negative, no adjustment to the requisite level of net worth shall be made.

                 (j) Debt to Equity Ratio. Maintain a ratio of consolidated total liabilities (excluding deferred income taxes) to Net Worth of not more than 3.30 to 1 at all times throughout the Fiscal Year ending June 2, 1990, 3.05 to 1 at all times throughout the Fiscal Year ending June 1, 1991, and 2.55 to 1 at all times after the Fiscal Year ending June 1, 1991. Total liabilities shall include the indebtedness pursuant to this Agreement, the Reimbursement Agreement and the Term Loan Agreement.

                 (k) Reporting Requirements. Furnish to each Bank: (i) as soon as possible and in any event within five days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower proposes to take with respect thereto; (ii) as soon as available and in any event within 30 days after the end of each of the first eleven calendar months of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such month and consolidated statements of income and retained earnings of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, certified by the chief financial officer of the Borrower; (iii) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual report for such year for the Borrower and its Subsidiaries, including therein consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated and consolidating statements of income and retained earnings and of source and applications of funds of the Borrower and its Subsidiaries for such Fiscal Year certified in a manner acceptable to the Banks by Ernst & Whinney or other independent public accountants acceptable to the Banks; (iv) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its securityholders, and copies of all reports and registration statements which the Borrower files with the Securities and Exchange Commission or any national securities exchange; (v) on or before the last 'Business Day of each calendar month, a Borrowing Base Certificate dated as of the last day of the next preceding calendar month; and (vi) such other information respecting the business, properties, condition or operations, financial or otherwise, of the Borrower as either Bank may from time to time reasonably request.

         SECTION 5.02. Negative Covenants. So long as any amount payable hereunder or under the Notes shall remain unpaid or either Bank shall have any Revolving Credit Commitment hereunder, the Borrower will not, without the written consent of the Banks:

                 (a) Guaranteed Indebtedness. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Debt (as defined in clause (iii) of the definition of Debt) except pursuant to the Guaranties and except by reason of endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and except for that certain guaranty agreement executed by Borrower for the benefit of Barclays Bank PLC guaranteeing the obligations of American Egg Products, provided the liability thereunder does not exceed $418,950.00 in the aggregate.

                 (b) Dividends, Etc. Except for the purchase of up to a maximum of two percent (2%) of the Borrower's outstanding common shares in any Fiscal Year at an aggregate purchase price in such year not exceeding the lesser of M the book value of such shares or (ii) $500,000.00, declare or pay any dividends, purchase or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to purchase or otherwise acquire for value any stock of the Borrower.

                 (c) Capital Expenditures. Make, or permit any Subsidiary to make, any expenditures for fixed or capital assets excluding rolling stock, which would cause the aggregate of all such expenditures made by the Borrower and its Subsidiaries in any period of 12 consecutive months to exceed $3,500,000.

                 (d) Maintenance of Ownership of Subsidiaries. Sell or otherwise dispose of any shares of capital stock of any Subsidiary or permit any Subsidiary to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any other Subsidiary, except to the Borrower or another Subsidiary.

                 (e) Mergers, Etc. Merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets %whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person, or permit any Subsidiary to do so, except that any Subsidiary may merge or consolidate with or transfer assets to or acquire assets from any other Subsidiary and except that any Subsidiary may merge into or transfer assets to the Borrower provided in each case that, immediately after giving effect thereto, no event shall occur and be continuing which constitutes an Event of Default or which with the giving of notice or lapse of time or both would constitute an Event of Default.

                 (f) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any Subsidiary to sell, lease, transfer or otherwise dispose of, any substantial part of its assets, including (without limitation) substantially all assets constituting the business of a division, branch or other unit operation, except in the ordinary course of its business or in connection with a transaction authorized by subsection (e) of this Section.

                 (g) Fiscal Year. Change, or permit any Subsidiary to change, its Fiscal Year.

                                   ARTICLE VI

                               EVENTS OF DEFAULT

         SECTION 6.01. Events of Default. Each of the following shall be deemed an "Event of Default":

                 (a) The Borrower shall fail to pay any amount payable hereunder or under either of the Notes when due.

                 (b) Any representation or warranty made or deemed made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made.

                 (c) Any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed and any such failure shall remain unremedied for 30 days after its occurrence, or in the case of covenants contained in Section 1.03 of the Mortgages, the Borrower or Cal-Maine Farms, Inc. shall fail to perform or observe any covenant in Section 1.03 of the Borrower Mortgages or the Cal-Maine Farms Mortgage, as the case may be, on its part to be performed or observed and any such failure shall remain unremedied for 30 days after notice thereof from either Bank.

                 (d) The Borrower or any of its Subsidiaries shall fail to pay any Debt (excluding Debt hereunder or under the Notes but including Debt under the Term Loan Agreement and the promissory note executed pursuant to the Term Loan Agreement) of the Borrower or any of its Subsidiaries (as the case may be), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof. The occurrence of an Event of Default under this clause (d) includes, without limitation, the occurrence of any event of default under the Term Loan Agreement or the Reimbursement Agreement.

                 (e) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally. or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection W.

                 (f) Any judgment or order for the payment of money in excess of $750,000 (the liability for which is not covered by insurance) shall be rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

                 (g) Any Security Agreement or Mortgage shall for any reason cease to create a valid and perfected first priority security interest in or a first mortgage lien on (as the case may be) any of the Collateral or Encumbered Property purported to be covered thereby except as otherwise contemplated therein.

                 (h) Any provision of any Loan Document shall, at any time after delivery thereof under Section 3.01, for any reason cease to be valid and binding on the Borrower or on any of its Subsidiaries (as the case may be) , or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Borrower or any of its Subsidiaries, or a proceeding shall be commenced by any governmental agency or authority having jurisdiction over the Borrower or any of its Subsidiaries seeking to establish the invalidity or unenforceability thereof and such proceeding shall remain undismissed or unstayed for a period of 60 days, or the Borrower or any of its Subsidiaries shall deny that it has any or further liability or obligation thereunder.

                 (i) The occurrence of any event of default under any Loan Document.

         SECTION 6.02. Remedies. Upon the occurrence of an Event of Default, each Bank may independently, but subject to the Intercreditor Agreement, by notice to the Borrower do any one or more of the following, (i) declare its obligations to make Advances to be terminated, whereupon the same shall forthwith terminate, (ii) declare its Note, all interest thereon and all other amounts payable to it under this Agreement to be forthwith due and payable, whereupon such Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower,
(iii) reduce any claim to judgment, (iv) take such steps as the Banks
(or a Bank, as determined pursuant to the Intercreditor Agreement) may deem appropriate to foreclose or otherwise enforce any lien granted to Agent for the benefit of Banks in accordance with the terms of the Loan Documents (including the Intercreditor Agreement), and (iv) exercise any and all rights and remedies afforded by law, by any of the Loan Documents, by equity or otherwise; provided, Barclays shall have no right to take any action with respect to the liens granted pursuant to the mortgages; provided, further, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower or any of its Subsidiaries under the Federal Bankruptcy Code, the Notes, all interest thereon and all other amounts payable under this Agreement shall automatically become and be due and payable, and the

Revolving Credit Commitments shall automatically terminate, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                  ARTICLE VII

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 7.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 "Advance" has the meaning set forth in Section 1.01.

                 "Agent" has the meaning set forth in the Recitals hereto.

                 "Amended Borrower Security Agreement" means the Amended and Restated Security Agreement in substantially the form of Exhibit C and all amendments, supplements and other modifications thereto.

                 "Amended Cal-Maine Security Agreement" means the Amended and Restated Security Agreement in substantially the form of Exhibit D and all amendments, supplements and other modifications thereto.

                 "Amended Egg Products Security Agreement" means the Amended and Restated Security Agreement in substantially the form of Exhibit E and all amendments, supplements and other modifications thereto.

                 "Amended Guaranty Agreement" means the Amended and Restated Guaranty of each Guarantor in substantially the form of Exhibit B and all amendments, supplements and other modifications thereto.

                 "Assignment" has the meaning set forth in the Recitals hereto.

                 "Borrowing Base" on the date of any computation thereof means the sum of (i) 75% of the face amount of the Eligible Receivables,
         (ii) 50% of the lower of cost or market value of Eligible Poultry Inventory, (iii) 50% of the lower of cost or market value of Eligible Egg and Egg Product Inventory, (iv) 80% of the market value of Eligible Feed Inventory (excluding silage) , (v) 75% of the market value of unhedged Eligible Livestock, (vi) 85% of the market value of hedged and forward priced Eligible Livestock and (vii) 100% of the value of the commodity futures margin account deposits in which the Agent has been assigned an interest by the Borrower or any of its Subsidiaries.

                 "Borrowing Base Certificate" means a certificate setting forth the information and calculations necessary to determine the Borrowing Base, in substantially the form of Exhibit F, signed by the chief financial officer or the President of the Borrower and each of the Guarantors.

                 "Business Day" means any day other than a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York.

                 "Collateral" means the property covered by the Security Agreements.

                 "Cost of Funds Rate" for each Advance to which it applies shall mean a rate determined by Barclays in its sole and absolute discretion with reference to its funding sources, as notified to the Borrower prior to the date such Advance is made.

                 "Debt" means (i) indebtedness for borrowed money or for the referred purchase price of property or services, (ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital Leases, (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause M or (ii) above, and (iv) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

                 "Default Rate" means a daily fluctuating interest rate which is, with respect to amounts owed to Rabobank, equal to the lesser of
         (i) 2-1/2% per annum above the 30 day Term Federal Funds Rate, or (ii) the maximum Permissible Rate, and, with respect to amounts owed to Barclay's, equal to the lesser of (i) 2-1/2% per annum above the 30 day Cost of Funds Rate or (ii) the Maximum Permissible Rate. Each change in such daily fluctuating interest rate shall take effect simultaneously with the corresponding change in the Term Federal Funds Rate or the Cost of Funds Rate, as applicable, as determined by the applicable Bank in its sole discretion at 12:00 noon (New York City time).

                 "Eligible Egg and Egg Product Inventory" means all eggs and egg products of Borrower and its Subsidiaries including shell eggs (both processed and unprocessed), liquid, dried and frozen eggs, and all ingredients used in egg products, such as salt, sugar and syrup, and all packing and other supplies used in the production of eggs and processing of shell eggs, in which Agent has a perfected first priority security interest.

                 "Eligible Feed Inventory" means all feed of Borrower and its Subsidiaries, including shelled corn and other feed grains, soybean meal, feed additives and chemicals used in the manufacture of feed, and processed "finished" feed, in which Agent has a perfected first priority security interest.

                 "Eligible Livestock" means all grazing cattle on pasture and cattle of Borrower and its Subsidiaries in a feedlot and all live hogs of Borrower and Subsidiaries of whatsoever age, in which Agent has a perfected first priority security interest

                 "Eligible Poultry Inventory" means all live poultry and chickens of Borrower and its Subsidiaries, including broilers, pullets, layers, breeders and recycles, in which Agent has a perfected first priority security interest.

                 "Eligible Receivable" means the indebtedness arising out of a sale of goods or services by the Borrower or a Guarantor to a third party, in which Agent has a perfected first priority security interest, and may include the right to payment of any interest or finance charges and other obligations of such third party with respect thereto:

                          (i) which is required to be paid in full within 60 days of the original billing date therefor;

                          (ii) as to which any payment, or part thereof, does not remain unpaid for more than 60 days from the original due date for such payment and which would, in the ordinary course of business of the Borrower or a Guarantor, not be written off as uncollectible;

                          (iii) which is an account receivable representing all or part of the sales price of goods or services;

                          (iv)    which is an "account" within the meaning of
                 Section 9-106 of the UCC of the State of New York;

                          (v) which is denominated and payable only in United States dollars in the United States; and

                          (vi) which complies, on and after the 30th day following notice by either Bank to the Borrower of any other criteria or requirements, with such other criteria and requirements as the Banks shall have specified in such notice.

                 "Encumbered Property" has the meaning set forth in the Term Loan Agreement.

                 "Existing Advances" has the meaning set forth in the Recitals hereto.

                 "Existing Collateral Documents" has the meaning set forth in the Recitals hereto.

                 "Existing Loan" has the meaning set forth in the Recitals hereto.

                 "Existing Properties" has the meaning set forth in the Recitals hereto.

                 "Fiscal Year" means the 52 or 53 week period, as the case may be, beginning on the date which is one day after the date of the preceding Fiscal Year end, and ending on the Saturday closest to May 31.

                 "Guarantor" means each of Cal-Maine Egg Products. Inc a Delaware corporation, and Cal-Maine Farms, Inc., a Delaware corporation.

                 "Intercreditor Agreement" has the meaning set forth in the Recitals hereto.

                 "Interest Period" has the meaning set forth in Section
         1.05(b).

                 "Loan Documents" means this Agreement (as it may be amended or otherwise modified from time to time), the Notes, the Amended Guaranty Agreements, the Assignment, the Security Agreements, the Intercreditor Agreement, the Mortgages and all other certificates and documents delivered by the Borrower or its Subsidiaries hereunder.

                 "Loan Party" means the Borrower and each of the Guarantors.

                 "Louisiana Collateral Documents" has the meaning set forth in the Recitals hereto.

                 "Maximum Permissible Rate" has the meaning set forth in
         Section 1.01(a).

                 "Mortgages" has the meaning set forth in the Term Loan
         Agreement.

                 "Net Worth" means the excess of consolidated total assets over consolidated total liabilities of the Borrower and its Subsidiaries.

                 "New Barclays Loan" has the meaning set forth in the Recitals hereto.

                 "New Properties" has the meaning set forth in the Recitals hereto.

                 "Note" has the meaning set forth in Section 1.07.

                 "Parent Borrowing Base" means the Borrowing Base valuation of the Borrower's Collateral only.

                 "Pledge Agreement" has the, meaning set forth in the Recitals hereto.

                 "Previous Revolving Credit Agreement" has tn meaning set forth in the Recitals hereto.

                 "Previous Term Loan Agreement" has the meaning set forth in the Recitals hereto.

                 "Pro Rata Part" means, (a) with respect to the Banks' Commitment to make Advances to Borrower hereunder and with respect to the Borrowing Base, the proportion to which each Bank's Revolving Credit Commitment bears to the sum of the Revolving Credit Commitments, (b) with respect to payments and repayments made by Borrower hereunder as well as with respect to proceeds of Collateral, the proportion which the obligations, indebtedness and liabilities then owed to each Bank under this Agreement bear to the total of all obligations, indebtedness and liabilities then owed by Borrower under this Agreement, and (c) with respect to the commitment fee described in Section 1.03, the proportion to which the unused portion of each Bank's Revolving Credit Commitment bears to the total unused portion of the Revolving Credit Commitments.

                 "Properties" has the meaning set forth in the Recitals hereto.

                 "Reimbursement Agreement" has the meaning set forth in the Recitals hereto.

                 "Repayment Date" has the meaning set forth in Section 1.05(b).

                 "Revolving Credit Commitment" means the obligation of each Bank to make the Advances to be made pursuant to Section 1.01 in a principal amount not exceeding Twenty Million Dollars ($20,000,000) with respect to Rabobank and a principal amount not exceeding Ten million Dollars ($10,000,000) with respect to Barclays.

                 "Security Agreements" means the Amended Borrower Security Agreement, the Amended Cal-Maine Security, the Louisiana Collateral Documents and the Amended Egg Products Security Agreement, collectively.

                 "Subsidiary" means any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon% the occurrence of any contingency) is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or ' by one or more other Subsidiaries.

                 "Term Federal Funds Rate" for any Interest Period for any Advance means an interest rate per annum equal at all times during such Interest Period to the rate of interest at which Rabobank, as a branch of a foreign bank, in its sole discretion, can acquire federal funds in the interbank term federal funds market in New York City through brokers of recognized standing at the time the Borrower specifies the Interest Period for such Advance on the date of such Advance for a period equal to such Interest Period for such Advance and in the amount of such Advance.

                 "Term Loan Agreement" means that certain Amended and Restated Term Loan Agreement between Borrower and Rabobank of even date herewith as the same may be amended or otherwise modified.

                 "Termination Date" means December 31, 1990 or the earlier date of termination in whole of the Commitment pursuant to Sections 1.04 or 6.02.

         SECTION 7.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e), and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.


                                  ARTICLE VIII

                                 MISCELLANEOUS

         SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered, if to the Borrower, at its address at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39209;
Attention: Bobby J. Raines, Vice President and if to Rabobank, at its address at 245 Park Avenue, New York, New York 10167; Attention: Corporate Services, with a copy to One Galleria Tower, 13355 Noel Road, Suite 1000, Dallas, Texas 75240, Attention: Jess E. Jarratt; and if to Barclays at its address at 75.Wall Street, New York, New York 10265; Attention: Sascha Sandberg, with a copy to Len Bailey; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, except that notices to the Banks pursuant to the provisions of
Article II shall not be effective until received by the Banks.

         SECTION 8.03. No Waiver; Remedies. No failure on the part of either Bank to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.04. Costs, Expenses and Taxes.

                 (a) The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording and administration of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Banks and Agent, and local counsel who may be retained by said counsel, with respect thereto and with respect to advising the Banks and Agent as to its rights and responsibilities under the Loan Documents, and all costs and expenses (including counsel fees and expenses) in connection with the administration and enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents including, without limitation, all costs and expenses incurred by either Bank in connection with any inspections of the Collateral and the Borrower's and Guarantors' other properties, books and records. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording, of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                 (b) If, as a result of a payment made by the Borrower due to acceleration of the maturity of the Advances and the Notes pursuant to Section 6.02, mandatory or voluntary prepayment or due to any other reason, either Bank receives payment of any principal amount of any Advance on a day other than the last day of the, Interest Period for such Advance, the Borrower shall pay to such Bank on demand that amount, if any, required to compensate such Bank for additional losses, costs or expenses which it may accrue as a result of such payment (as determined in good faith in the sole discretion of such Bank), including, without limitation, an amount equal to the losses, if any, on the reinvestment of the amounts prepaid, which for purposes of this Agreement shall be deemed equal to the difference between the interest rate in effect hereunder on the amounts prepaid as of the date of such prepayment and the interest rate at which such Bank reinvests such amounts, multiplied by such amounts prepaid and a fraction, the numerator of which is the number of days (including the first day but excluding the last day) from the date of prepayment through the last day of the applicable Interest Period and the denominator of which is 360.

         SECTION 8.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default and subject to the terms of the Intercreditor Agreement, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, irrespective of whether or not such Bank shall have made any demand under such Loan Document and although such deposits, indebtedness or obligations may be unmatured or contingent. Each Bank agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

         SECTION 8.06. Severability of Provisions. Any provision of this Agreement or of any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 8.07. Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Banks and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 8.08. Consent to Jurisdiction; Process Agent.

                 (a) The Borrower hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower hereby irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, New York 10019, as its agent to receive on behalf of the Borrower and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service on the Process Agent may be made by mailing or delivering a copy of such process to the Borrower in care of the Process Agent, at the Process Agent's above address and the Borrower hereby irrevocably directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by any other method permitted by applicable law. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

                 (b) Nothing in this Section shall affect the right of Banks to serve legal process in any other manner permitted by law or affect its right to bring any action or proceeding against the Borrower or its property in any other court.

         SECTION 8.09. Security. The obligations of the Borrower under this Agreement are guaranteed by the Amended Guaranties and secured by the Security Agreements and the Mortgages.

         SECTION 8.10. Entire Agreement; Amendment and Restatement. This Agreement amends and restates in its entirety the Previous Revolving Credit Agreement. This Agreement and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements representations and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 CAL-MAINE FOODS, INC.


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A., "Rabobank
                                 Nederland",
                                 New York branch


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 BARCLAYS BANK PLC


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 CAL-MAINE FOODS, INC.


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A.,  "Rabobank
                                 Nederland", New York branch


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 BARCLAYS BANK PLC


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                   AMENDMENT

                         Dated as of December 31, 1990


         This AMENDMENT between CAL-MAINE FOODS, INC., a Delaware corporation (the "Borrower"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", Now York Branch ("Rabobank") and BARCLAYS BANK PLC (New
York) ("Barclays", and together with Rabobank, the "Banks").

         PRELIMINARY STATEMENTS. The Borrower and the Banks have entered into an Amended and Restated Revolving Credit Agreement dated an of May 29, 1990 (said Agreement being the "Credit Agreement"; the terms defined in the Credit Agreement are used herein as therein defined). The Borrower and the Banks wish to amend the Credit Agreement to extend the Termination Date and amend certain other provisions thereof.

         NOW, THEREFORE, the Borrower and the Bank agree as follows:

         SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended (a) by extending the Termination Date to December 31, 1992 by amending Section 7.01 by deleting the date "December 31, 1990" appearing in the definition of "Termination Date" and substituting, in lieu thereof, the date "December 31, 1992", and

         (b) by deleting the amount "Twenty-Two Million Dollars ($22,000,000)" each time it appears in clause (i) of Section 5.01 and substituting in lieu thereof, the amount "Twenty-Five Million Dollars ($25,000,000)".


         SECTION 2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Bank shall have received counterparts of this Amendment executed by the Borrower, and Section I hereof shall become effective when, and only when, the Banks shall have additionally received, in form and substance satisfactory to the Banks:

         (a) A certificate signed by a duly authorized officer of the Borrower stating that:

                 (i)      The representations and warranties contained in
         Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date, and

                 (ii) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         (b) A consent duly executed by each Guarantor in the form of Exhibit A hereto.

         SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

         (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         (b) The execution delivery and performance by the Borrower of this Amendment, and the Credit Agreement as amended hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower's charter or bylaws, or
(ii) law or any contractual restriction binding on or affecting the Borrower, or result in, or require, the creation of any lien, security interest or other charge, encumbrance or upon or with respect to any of the properties.

         (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment or the Credit Agreement, as amended hereby.

         (d) This Amendment and the Credit Agreement, as amended hereby, constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject, however, to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) the effect of general principles of equity (regardless whether such enforceability is considered in a proceeding in equity or at law).

         (e) There is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrower.

         SECTION 4. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         SECTION 5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Banks in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (who may be in-house counsel) for each Bank with respect thereto and with respect to advising each Bank as to its rights and responsibilities hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Banks harmless, from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when no executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Now York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 CAL-MAINE FOODS, INC.


                                 By:
                                     ------------------------------------------
                                     Title:


                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A., "Rabobank Nederland", New York Branch


                                 By:
                                     ------------------------------------------
                                     Authorized Officer


                                 By:
                                     ------------------------------------------
                                     Authorized Officer


                                 BARCLAYS BANK PLC (New York)


                                 By:
                                     ------------------------------------------
                                     Authorized Officer

                                   EXHIBIT A

                                    CONSENT

                         Dated as of December 31, 1990

         Each of the undersigned, CAL-MAINE EGG PRODUCTS, a company organized and existing under the laws of Delaware, and CAL-MAINE FARMS, INC., a company organized and existing under the laws of Delaware, an Guarantor respectively under the Amended and Restated Guaranty dated an of May 29, 1990 (respectively for each Guarantor, the "Guaranty") in favor of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York Branch and BARCLAYS BANK PLC (New York) hereby consents to the foregoing amendment and hereby confirms and agrees that its Guaranty is, and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said amendment, all references in its Guaranty to the Loan Documents referred to in the said amendment, "thereunder, "thereof" or words of like import referring to the Loan Documents shall mean the Loan Documents an amended by the said amendment.

                                 CAL-MAINE EGG PRODUCTS, INC.


                                 By:
                                     ------------------------------------------



                                 CAL-MAINE FARMS, INC.


                                 By:
                                     ------------------------------------------

================================================================================


                                SECOND AMENDMENT
                                       to
                         AMENDED AND RESTATED REVOLVING
                                CREDIT AGREEMENT

                                     among

                             CAL-MAINE FOODS, INC.,

                              TRUST COMPANY BANK,

                                      and

                              COOPERTIEVE CENTRALE
                         RAIFFEISEN-BOERENLEENBANK B.A.
                                New York Branch

                                 1 October 1991





================================================================================

                        SECOND AMENDMENT TO AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING AGREEMENT (the "Amendment"), dated as of October 1, 1991, is among CAL-MAINE FOODS, INC., a Delaware corporation ("Borrower"), TRUST COMPANY BANK, a Georgia state banking corporation ("TCB"), and COOPERATIEVE CENTRAL RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York branch, as agent (in such capacity, herein called Agent and, together with TCB, hereinafter sometimes referred to individually as a "Bank" and collectively as the "Banks").

                                   RECITALS:

         A. Borrower, and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990, as amended by that certain Amendment dated as of December 31, 1990 (as amended, the "Agreement").

         B. Barclays has assigned all of its right, title, interest and obligations under the Loan Documents (as defined in the Agreement) to TCB pursuant to that certain Assignment and Assumption Agreement dated October 1, 1991 between Barclays and TCB (the "Assignment and Assumption Agreement").

         C. Borrower and the Banks now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 1

         Section 2.01. Amendment to Section 1.05. Effective as of the date hereof, subpart (b) of Section 1.05 of the Agreement is hereby amended in its entirety to read as follows:

                 (b) Interest Period. The period between the date of each Advance and the date of payment in full of such Advance shall be divided into successive periods, each such period being an Interest Period for such Advance. The Interest Periods in effect for the Existing Advances under the Previous Revolving Credit Agreement shall continue in effect hereunder until the end thereof as determined pursuant to the Previous Revolving Credit Agreement and the subsequent Interest Period or Periods hereunder with respect thereto shall being on the last day of the Interest Period or Periods existing under the Previous Revolving Credit Agreement. The Interest Periods in effect hereunder on the effective date of the assignment by Barclays Bank PLC (herein the "Prior Bank") to TCB of its right, title and interest hereunder which related to Advances made by the Prior Bank shall terminate as of such date and the payment by TCB to the Prior Bank of the consideration for such assignment shall be deemed to be Advances made by TCB to Borrower as of such date. The initial Interest Period for each Advance (other than the Existing Advances) shall begin on the day of such Advance and each subsequent Interest Period for such Advance shall begin on the last day of the immediately preceding Interest Period for such Advance. Each Interest Period for each Advance shall begin on the last day of the immediately preceding Interest Period for such Advance.. Each Interest Period for each Advance made by Rabobank shall end on the corresponding day in the first, second or third week thereafter or the numerically corresponding day in the first, third, sixth, ninth or twelfth calendar month thereafter (as Borrower may select as provided in Section 1.02 hereof) or on such other day as Borrower may request if Rabobank can (in its sole discretion) make such an Interest Period available to the Borrower and each Interest Period for each Advance made by TCB shall end on the corresponding day in the first, second or third week thereafter or on the numerically corresponding day in the first, third or sixth calendar month thereafter (as Borrower may select as provided in Section 1.02 hereof) or on such other day as Borrower may request if TCB can (in its sole discretion) make such an Interest Period available to the Borrower, except that each Interest Period measured in months which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month and no Interest Period for any Advance made by TCB shall extend beyond the date one hundred and eighty (180) days from the date such Interest Period commenced. Notwithstanding the foregoing: (i) any Interest Period which would otherwise extend beyond the date which is three (3) months after the





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 2

         Termination Date (the "Repayment Date") shall end on the Repayment Date; and (ii) if the Borrower fails to select the duration of any Interest Period, the duration of such Interest Period shall be three
         (3) months.

         Section 2.02. Amendment to Section 2.03. Effective as of the date hereof, subpart (a)(ii) of Section 2.03 of the Agreement is hereby amended in its entirety to read as follows:

                 "(ii)    with respect to amounts payable to TCB, at the office
         of TCB at 25 Park Place, Atlanta, Georgia 30303."

         Section 2.03. Amendment to Section 4.01. Effective as of the date hereof, Section 4.01 is hereby amended to add the following subpart (n) to read in its entirety as follows:

                 "(n)     Cal-Maine Farms, Inc. owns and will operate the
         pullet growing, egg production, and processing facility located near Edwards, Mississippi and the egg production and processing facility located near Greensburg, Louisiana (together the "New Locations").

         Section 2.04. Amendment to Section 5.01. Effective as of the date hereof, subpart (h) is hereby added to Section 5.01 of the Agreement to read in its entirety as follows:

                 (h) New Locations. In accordance with the provisions of the Security Agreements, Borrower shall cause Cal-Maine Farms, Inc. to comply with Sections 5 and 6 of its Security Agreement prior to moving any of its Collateral to the New Locations.

         Section 2.05. Amendment to Subpart (c) of Section 5.02. Effective as of January 1, 1991, subpart (c) of Section 5.02 of the Agreement is hereby amended in its entirety to read as follows:

                 (c) Capital Expenditures. make, or permit any Subsidiary to make, any expenditures for fixed or capital assets excluding rolling stock, which would cause the aggregate of all such expenditures made by the Borrower and its Subsidiaries during any Fiscal Year of Borrower to exceed $5,000,000.00. The Agent and the Banks acknowledge, however, that (i) expenditures made by Borrower in its 1990 and 1991 Fiscal Years in respect of the construction of a new pullet growing, egg production, and processing facility to be located near Edwards, Mississippi (the "Edwards Facility") and (ii) expenditures made by Borrower in its 1990 and 1991 Fiscal Years, in respect of a new egg production and processing facility located near Greensburg, Louisiana (the "Greensburg Facility") shall not be considered capital expenditures for the purposes of this Section 5.02(c), to the extent that expenditures made by Borrower in respect of the Edwards Facility do not exceed $11,500,000.00, and





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 3 to the extent that expenditures made by Borrower in respect of the Greensburg Facility do not exceed $6,500,000.00.

         Section 2.06.    Amendment to Section 7.01.

                 (a) Effective as of the date hereof, Section 7.01 of the Agreement is hereby amended to add the following definitions:

                 "Sunnyside" means Sunnyside Eggs, Inc., a North Carolina corporation.

                 "Sunnyside Guaranty Agreement" means that certain guaranty agreement dated October 1, 1991 and executed by Sunnyside for the benefit of the Agent.

                 "Sunnyside Security Agreement" means that certain security agreement dated as of October 1, 1991 and executed by Sunnyside for the benefit of the Agent, and all amendments, supplements and other modifications thereto.

                 "TCB" means Trust Company Bank, a Georgia state banking corporation.

                 (b) Effective as of the date hereof, the following definitions are amended in their entirety to read as follows:

                 "Amended Guaranty Agreement" means the Amended and Restated Guaranty Agreements executed by Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc., in substantially the form of Exhibit B, the Sunnyside Guaranty Agreement, and all amendments, supplements and other modifications thereto.

                 "Bank" means (i) for the purposes of the recitals hereto, Barclays Bank PLC or Rabobank, and (ii) for all other purposes herein, TCB or Rabobank.

                 "Banks" means (i) for the purposes of the recitals hereto, Barclays Bank PLC and Rabobank, and (ii) for all other purposes herein, TCB and Rabobank.

                 "Barclays" means (i) for the purposes of the recitals hereto, Barclays Bank PLC, and (ii) for all other purposes herein, TCB.

                 "Guarantors" means each of Cal-Maine Egg Products, Inc., a Delaware corporation, Cal-Maine Farms, Inc., a Delaware corporation, and Sunnyside Eggs, Inc., a North Carolina corporation and any reference to either or both





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 4

         Guarantors in any Loan Documents shall mean a reference to any or all of the Guarantors, as applicable.

                 "Security Agreements" means the Amended Borrower Security Agreement, the Amended Cal-Maine Security Agreement, the Louisiana Collateral Documents, the Amended Egg Products Security Agreement, and the Sunnyside Security Agreement, collectively.

         Section 2.07. Amendment to Section 8.02. Effective as of the date hereof, Section 8.02 of the Agreement is hereby amended in its entirety to read as follows:

                 SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic and telecopy communications) and mailed or telegraphed or delivered, if to the Borrower, at its address at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39209; Attention: Bobby J. Raines, Vice President and if to Rabobank, at its address at 245 Park Avenue, New York, New York 10167; Attention: Corporate Services, with a copy to One Galleria Tower, 13355 Noel Road, Suite 1000, Dallas, Texas 75240,
         Attention: Jess E. Jarratt; and if to TCB at its address at 25 Park Place, Atlanta, Georgia 30303; Attention: James O. Clarke, III; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, except that notices to the Banks pursuant to the provisions of Article II shall not be effective until received by the Banks.

         Section 2.08. Amendment to Exhibit F. Effective as of the date hereof, Exhibit F to the Agreement is hereby amended to replace the reference to and address of Barclays with the following reference and address: "Trust Company Bank, 25 Park Place, Atlanta, Georgia 30303, Attn: James O. Clarke, III."

                                  ARTICLE III

                              Conditions Precedent

         Section 3.01. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                 (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent:





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 5

                          (1) Resolutions. Resolutions of the Board of Directors of Sunnyside certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by Sunnyside of the Sunnyside Security Agreement, Sunnyside Guaranty Agreement and the other Loan Documents to which Sunnyside is or is to be a party hereunder;

                          (2) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Sunnyside certifying the names of the officers of Sunnyside authorized to sign the Sunnyside Security Agreement, Sunnyside Guaranty Agreement and each of the other Loan Documents to which Sunnyside is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                          (3) Articles of Incorporation. The articles of incorporation of Sunnyside certified by the Secretary of State for the State of North Carolina within ten (10) days prior to the date of this Amendment;

                          (4) Bylaws. The bylaws of Sunnyside certified by the Secretary or an Assistant Secretary of Sunnyside;

                          (5) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of the applicable Loan Party, each dated within ten (10) days prior to the date of this Amendment;

                          (6) Promissory Note. Agent shall have received a Note duly executed by the Borrower and payable to TCB substantially in the form of Annex I hereto;

                          (7) Sunnyside Guaranty Agreement. Agent shall have received a Guaranty Agreement substantially in the form of Annex III attached hereto executed by Sunnyside;

                          (8) Sunnyside Security Agreement. Agent shall have received the Sunnyside Security Agreement substantially in the form of Annex II hereto, duly executed by Sunnyside;

                          (9) First Amendment to Term Loan Agreement. Agent shall have received the First Amendment to Amended and Restated Term Loan Agreement, in form and substance satisfactory to Agent and each Bank, duly executed by Borrower, and acknowledged by Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc.;





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 6

                          (10) First Amendment to Intercreditor Agreement. Agent shall have received the First Amendment to Intercreditor Agreement, in form and substance satisfactory to Agent and each Bank, duly executed by Agent and the Banks;

                          (11) Assignment and Assumption Agreement. Agent shall have received the Assignment and Assumption Agreement, in form and substance satisfactory to Agent and each Bank, duly executed between TCB and Barclays;

                          (12) Sixth Amendment to Reimbursement and Credit Agreement. Agent shall have received the Sixth Amendment to Reimbursement and Credit Agreement, in form and substance satisfactory to Agent and each Bank, duly executed by Borrower and Rabobank Nederland;

                          (13) Release. Agent shall have received a release, in form and substance acceptable to Rabobank Nederland, duly executed by Barclays and releasing Rabobank Nederland, in its capacities as Agent and a Bank, from claims or causes of action arising under or in connection with the Loan Documents;

                          (14) Landlord and Mortgagee Subordinations. Agent shall have received landlord and/or mortgagee subordinations, duly executed and in form and substance satisfactory to Agent and each Bank, with respect to the properties identified in subpart (a) of Schedule 1 to the Sunnyside Security Agreement;

                          (15) Second Amendment to Collateral Pledge Agreement and Assignment of Interest. Agent shall have received the Second Amendment to Collateral Pledge Agreement and Assignment of Interest, in form and substance satisfactory to Agent and each Bank, duly executed by Borrower, Cal-Maine Farms, Inc., Cal-Maine Egg Products, Inc., TCB and Rabobank Nederland, and acknowledged by Barclays;

                          (16) Perfection of Security Interests. Agent shall have received:

                                  (a)      acknowledgment copies of proper
                          Financing Statements (Form UCC-1, UCC-1F or EFS-1) duly filed under the Food and Security Act of 1985 and/or the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Banks, desirable in order to perfect the security interests created by the Sunnyside Security Agreement;





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 7

                                  (b)      a certified copy of responses to or
                          request for information or copies (Form UCC-11), or equivalent reports, listing all effective financing statements which name Sunnyside as debtor and which are filed in the jurisdictions referred to in clause
                          (a) above together with copies of such other financing statements (none of which shall cover the collateral reported to be covered by the Sunnyside Security Agreement except for those as to which Sunnyside shall have delivered instruments satisfactory to the Banks which when filed by the Banks will result in the termination of such financing statements);

                                  (c)      evidence of the insurance required
                          by the terms of the Sunnyside Security Agreement; and

                                  (d)      evidence that all other actions, in
                          the opinion of the Banks, to perfect and protect the security interest created by the Sunnyside Security Agreement has been taken;

                          (17) Process Agent. A letter from CT Corporation pursuant to which they agree to act as Sunnyside's agent for purposes of service of process in accordance with the terms hereof;

                          (18) Opinion of Counsel. Agent shall have received an opinion of counsel rendered by Wells, Moore, Simmons, Stubblefield & Neeld, substantially in the form of Annex IV hereto;

                          (19) First Amendment to Cal-Maine Security Agreement. Agent shall have received from Farms that certain First Amendment to Security Agreement duly executed by an authorized representative of Farms, substantially in the form of Annex V attached hereto; and

                          (20) Additional Information. Agent shall have received such additional documents, instruments and information as Agent or its legal counsel may request; and

                 (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                 (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 8

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

                                   ARTICLE IV

                 Ratifications, Representations and Warranties

         Section 4.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent and the Banks agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. All parties hereto also agree and acknowledge (a) that the promissory note executed by Borrower payable to TCB pursuant to this Amendment (the "TCB Note") is a "Note" as defined in the Agreement and utilized in the other Loan Documents, (b) that the obligations, indebtedness and liabilities secured by the Security Agreements, the Louisiana Collateral Documents and the Mortgages, includes without limitation, the obligations, indebtedness and liabilities of the Borrower arising hereunder and under the TCB Note, (c) the term "Subsidiary" as defined in the Agreement and utilized in the Loan Documents, includes without limitation, Sunnyside and (d) the term "Louisiana Collateral Documents" as defined in the Agreement and utilized in the Loan Documents includes without limitation, the Second Amendment to Collateral Pledge Agreement and Assignment of Interest executed pursuant hereto.

         Section 4.02. Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby and the other Loan Documents, and (v) the articles of incorporation, bylaws, certificates of secretary, and corporate resolutions delivered by Borrower and each Guarantor in connection with execution of the Agreement which were effective, true and correct on May 29, 1990 have not been amended, revoked or otherwise modified in any manner and remain true and correct and in full force and effect on and as of the date hereof as though delivered on and as of the date hereof.





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 9

                                   ARTICLE V

                                 Miscellaneous

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents,, and no investigation by Agent or any Bank, 6r any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

         Section 5.02. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.03. Expenses of Agent and the Banks. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent and the Banks in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of legal counsel to the Agent and/or a Bank, and all costs and expenses incurred by Agent and the Banks in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of legal counsel to the Agent and/or a Bank.

         Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.05. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in New York, New York and shall be governed by and construed in accordance with the laws of the State of New York.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Banks, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 10

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.08. Effect of Waiver. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10. Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         Executed as of the date first written above.

                                 CAL-MAINE FOODS, INC.


                                 By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                 OOPERATIEVE CENTRALE RAIFFEISEN-
                                 OERENLEENBANK B.A., "Rabobank
                                 ederland", New York branch


                                 By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                 By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------




SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 11

                                 TRUST COMPANY BANK


                                 By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                 By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                            Guarantor Acknowledgment

         Cal-Maine, Farms, Inc. ("Farms") and Cal-Maine Egg Products, Inc. ("Egg Products") hereby consent and agree to this Amendment and agree that their respective Amended Guaranty Agreements, their respective Security Agreements (in the case of Farms, as amended by that certain First Amendment to Security Agreement dated as of the date hereof), and all other Loan Documents executed by each of them shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of each, enforceable against each in accordance with their respective terms. Farms and Egg Products acknowledge and agree that obligations, indebtedness and liabilities guaranteed by their respective Amended Guaranty Agreements and secured by their respective Security Agreements and the mortgages, include without limitation, the obligation, indebtedness and liabilities evidenced by this Amendment and the TCB Note.

                                 CAL-MAINE FARMS, INC.

                                 By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------


                                 CAL-MAINE EGG PRODUCTS, INC.


                                 By:
                                    -------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                          -------------------------------------





SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - PAGE 12

================================================================================



                                FIRST AMENDMENT
                                       to
                           AMENDED AND RESTATED TERM
                                 LOAN AGREEMENT

                                    between

                             CAL-MAINE FOODS, INC.

                                      and

                              COOPERTIEVE CENTRALE
                         RAIFFEISEN-BOERENLEENBANK B.A.
                                New York Branch

                                 1 October 1991





================================================================================

                         FIRST AMENDMENT TO AMENDED AND
                          RESTATED TERM LOAN AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (the "Amendment"), dated as of October 1, 1991, is between CAL-MAINE FOODS, INC., a Delaware corporation ("Borrower"), and COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York Branch (the "Bank").

                                   RECITALS:

         A. Borrower and Bank have entered into that certain Amended and Restated Term Loan Agreement (the "Agreement") dated as of May 29, 1990.

         B. Borrower and Bank now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

         Section 2.01. Amendment to Subpart (a) of Section 2.02. Effective as of the date hereof, subpart (a) of Section 2.02 of the Agreement is hereby amended to add the following sentence to the end thereof:

         "The principal amount of each prepayment made under this Section 2.01(a) shall be applied to the principal installments due under the
         Note in the inverse order of maturity."

         Section 2.02. Amendment to Subpart (b) of Section 2.02. Effective as of June 30, 1991, subpart (b) of Section 2.02 of the Agreement is hereby amended in its entirety to read as follows:





FIRST AMENDMENT TO AMENDED AND
RESTATED TERM LOAN AGREEMENT - Page 1

                 "(b)   Optional.  The Borrower may, upon at least five
         Business Days notice to the Bank, prepay the outstanding amount of the Advance in whole at any time or from time to time in part with (i) accrued interest to the date of such prepayment on the amount so prepaid and (ii) all amounts due pursuant to Section 8.04(b) as a result of such prepayment, provided, that each such partial prepayment shall be in a principal amount not less than $500,000.00 or an integral multiple thereof. The principal amount of each such prepayment made under this Section 2.01(b) shall be applied to the principal installments due under the Note in the inverse order of maturity; provided, however, the principal amount of any prepayment made under this Section 2.01(b) may be applied to the installments due under the Note in the order of maturity if (i) Borrower shall have notified Bank of its desire to prepay the installments due under the
         Note in the order of maturity and shall have identified the installments to be prepaid within ten days prior to the date of prepayment, (ii) Borrower shall make the prepayment on a regularly scheduled date for payment of installments of principal under the Note and (iii) the principal amount prepaid shall not exceed an amount equal to the sum of all principal installments due under the terms of the Note during the twelve month period following the date of such prepayment and if the principal amount to be prepaid is in excess of such amount, any excess shall be applied to the installments due under the Note in the inverse order of maturity.

         Section 2.03. Amendment to Subpart (i) of Section 5.01. Effective as of May 29, 1990, subpart (i) of Section 5.01 of the Agreement is hereby amended in its entirety to read as follows:

                 (i) Tangible Net Worth. Maintain an excess of consolidated total tangible assets over consolidated total liabilities of the Borrower and its Subsidiaries in an amount not less than the amount set forth below for the applicable period set forth below:

                           (a) from the date hereof through June 2, 1990, Twenty-Five Million Dollars ($25,000,000.00); and

                           (b)    from June 3, 1990 and at all times
                 thereafter, the sum of (i) Twenty-Five Million Dollars ($25,000,000.00), plus (ii) fifty percent (50%) of the net income of Borrower and its Subsidiaries for the period from the beginning of the Fiscal Year existing as of the date of determination to the date of determination, plus (iii) fifty percent (50%) of the net income of Borrower and its Subsidiaries for each Fiscal Year ending after June 3, 1990 but only if the Fiscal Year has completely elapsed.

         If net income for a period is negative, no adjustment to the requisite level of net-worth shall be made.





FIRST AMENDMENT TO AMENDED AND
RESTATED TERM LOAN AGREEMENT - Page 2

         Section 2.04. Amendment to Subpart (c) of Section 5.02. Effective as of January 1, 1991, subpart (c) of Section 5.02 of the Agreement is hereby amended in its entirety to read as follows:

                 (c) Capital Expenditures. Make, or permit any Subsidiary to make, any expenditures for fixed or capital assets excluding rolling stock, which would cause the aggregate of all such expenditures made by the Borrower and its Subsidiaries during any Fiscal Year of Borrower to exceed $5,000,000.00. The Bank acknowledges, however, that (i) expenditures made by Borrower in its 1990 and 1991 Fiscal Years in respect of the construction of a new pullet growing, egg production, and processing facility to be located near Edwards, Mississippi (the "Edwards Facility") and (ii) expenditures made by Borrower in its 1990 and 1991 Fiscal Years, in respect of a new egg production and processing facility located near Greensburg, Louisiana (the "Greensburg Facility") shall not be considered capital expenditures for the purposes of this Section 5.02(c), to the extent that expenditures made by Borrower in respect of the Edwards Facility do not exceed $11,500,000.00, and to the extent that expenditures made by Borrower in respect of the Greensburg Facility do not exceed $6,500,000.00.

         Section 2.05. Amendment to Section 7.01. Effective as of the date hereof, the following definitions are amended in their entirety to read as follows:

                 "Barclays" means (i) for the purposes of the recitals hereto, Barclays Bank PLC, and (ii) for all other purposes hereof, Trust Company Bank, a Georgia state banking corporation.

                 "Guarantors" means any of Cal-Maine Egg Products, Inc., a Delaware corporation, Cal-Maine Farms, Inc., a Delaware corporation, and Sunnyside Eggs, Inc., a North Carolina corporation and any reference herein to either or both Guarantors shall mean a reference to any or all Guarantors, as applicable.

                 "Security Agreements" means the Amended Borrower Security Agreement, the Amended Cal-Maine Security Agreement, the Louisiana Collateral Documents, the Amended Egg Products Security Agreement, and that certain security agreement executed by Sunnyside Eggs, Inc. for the benefit of the Agent, as agent for the Banks (as therein defined) and dated as of October 1, 1991.

                                  ARTICLE III

                              Conditions Precedent

         Section 3.01. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:





FIRST AMENDMENT TO AMENDED AND
RESTATED TERM LOAN AGREEMENT - Page 3

                 (a) The Bank shall have received all of the documents required under the terms of that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of the date hereof executed among the Borrower, the Bank, and Trust Company Bank, a Georgia state banking corporation, in form and substance satisfactory to the Bank;

                 (b) The Bank shall have received such additional documents, instruments and information as Bank or its legal counsel may request;

                 (c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                 (d) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

                 (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel.

                                   ARTICLE IV

              Ratifications, Representations, Warranties, Waivers

         Section 4.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and the Bank agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower acknowledges and agrees that (a) the term "Subsidiary" as defined in the Agreement and utilized in the Loan Documents, includes without limitation, Sunnyside Eggs, Inc. and (b) the term "Louisiana Collateral Documents" as defined in the Agreement and utilized in the Loan Documents, includes without limitation, the Pledge Agreement as amended by that certain Second Amendment to Collateral Pledge Agreement and Assignment of Interest dated the date hereof among Borrower, CalMaine Farms, Inc., Cal-Maine Egg Products, Inc., Bank and Trust Company Bank.

         Section 4.02. Representations and Warranties. Borrower hereby represents and warrants to the Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of





FIRST AMENDMENT TO AMENDED AND
RESTATED TERM LOAN AGREEMENT - Page 4
incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, and
(v) the articles of incorporation, by-laws, certificates' of secretary and corporate resolutions delivered by each Loan Party in connection with execution of the Agreement which were effective, true and correct on May 29, 1990 have not been amended, revoked or otherwise modified in any manner and remain true and correct and in full force and effect on and as of the date hereof as though delivered on and as of the date hereof.

                                   ARTICLE V

                                 Miscellaneous

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

         Section 5.02. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.03. Expenses of Bank. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Bank's legal counsel.

         Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.





FIRST AMENDMENT TO AMENDED AND
RESTATED TERM LOAN AGREEMENT - Page 5

         Section 5.05. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in New York, New York and shall be governed by and construed in accordance with the laws of the State of New York.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.08. Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10. Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.





FIRST AMENDMENT TO AMENDED AND
RESTATED TERM LOAN AGREEMENT - Page 6

         Executed as of the date first written above.

                                     Borrower:

                                     CAL-MAINE FOODS, INC.


                                     By:
                                              ---------------------------------
                                              Name:
                                                     --------------------------
                                              Title:
                                                      -------------------------

                                     Bank:

                                     COOPERATIEVE CENTRALE RAIFFEISEN-
                                     BOERENLEENBANK, "Rabobank Nederland",
                                     New York Branch


                                     By:
                                              ---------------------------------
                                              Name:
                                                     --------------------------
                                              Title:
                                                      -------------------------


                                     By:
                                              ---------------------------------
                                              Name:
                                                     --------------------------
                                              Title:
                                                      -------------------------





FIRST AMENDMENT TO AMENDED AND
RESTATED TERM LOAN AGREEMENT - Page 7

                            Guarantor Acknowledgment

         Cal-Maine Farms, Inc. ("Farms") and Cal-Maine Egg Products, Inc. ("Egg Products") hereby consent and agree to this Amendment and agree that the Loan Documents executed by either of them shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of Farms and Egg Products enforceable against Farms and Egg Products in accordance with their respective terms.

                                         CAL-MAINE FARMS, INC.


                                         By:
                                                  -----------------------------
                                                  Name:
                                                         ----------------------
                                                  Title:
                                                          ---------------------

                                         CAL-MAINE EGG PRODUCTS, INC.


                                         By:
                                                  -----------------------------
                                                  Name:
                                                         ----------------------
                                                  Title:
                                                          ---------------------





FIRST AMENDMENT TO AMENDED AND
RESTATED TERM LOAN AGREEMENT - Page 8

--------------------------------------------------------------------------------



                                THIRD AMENDMENT
                                       to
                         AMENDED AND RESTATED REVOLVING
                                CREDIT AGREEMENT

                                     among

                             CAL-MAINE FOODS, INC.,

                              TRUST COMPANY BANK,

                                      and

                             COOPERATIEVE CENTRALE
                         RAIFFEISEN-BOERENLEENBANK B.A.
                                New York Branch

                                31 December 1991



--------------------------------------------------------------------------------

                         THIRD AMENDMENT TO AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Amendment") , dated as of December 31, 1991, is among CAL-MAINE FOODS, INC., a Delaware corporation ("Borrower"), TRUST COMPANY BANK, a Georgia state banking corporation ("TCB"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York branch ("Rabobank", and together with TCB, hereinafter sometimes referred to individually as a "Bank" and collectively as the "Banks").

                                   RECITALS:

         A. Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990, as amended by that certain Amendment dated as of December 31, 1990 and that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of October 1, 1991 (such Amended and Restated Revolving Credit Agreement, as amended, the "Agreement").

         B. Barclays has assigned all of its right, title, interest and obligations under the Loan Documents (as defined in the Agreement) to TCB pursuant to that certain Assignment Agreement dated as of October 1, 1991 among Barclays, TCB and Rabobank.

         C. Borrower and the Banks now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

         Section 2.01. Amendment to Section 1.01. Effective as o the date hereof, Section 1.01 of the Agreement is hereby amended in its entirety to read as follows:

                 SECTION 1.01. The Advances. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make advances (such advances, collectively with the Existing Advances herein the "Advances") to the Borrower from time to time during the period from the date hereof to and including the Termination Date (this and certain other capitalized terms are defined in Section 7.01), provided that (a) at any time the aggregate outstanding amount of the Advances and Credit Liabilities shall not exceed the lesser of (i) the Revolving Credit Commitments, as such amount may be reduced pursuant to Section 1.04, or (ii) the Borrowing Base, (b) at any time the aggregate outstanding amount of a Bank's Advances and its Pro Rata Part (determined based on the Revolving Credit Commitments) of the Credit Liabilities shall not exceed its Revolving Credit Commitment and (c) at all times the aggregate outstanding amount of the Advances made by a Bank shall never be less than an amount equal to the sum of its Pro Rata Part (determined based on the Revolving Credit commitments) of the then aggregate outstanding amount of all Advances minus up to $500,000.00. Each Advance shall be in an amount not less than $250,000.00. Each Bank, subject to the other terms hereof, shall have an obligation to make only the Advances requested from such Bank by Borrower, whether or not the other Bank makes its Advances to Borrower. Within the limits of the Revolving Credit Commitments, the Borrower may borrow, prepay pursuant to Section 2.02 and reborrow under this Section 1.01.

         Section 2.02. Amendment to Section 1.04. Effective as of the date hereof, Section 1.04 of the Agreement is hereby amended by adding the following to the end thereof:

         Borrower may not terminate a Bank's Revolving Credit Commitment while Letters of Credit are outstanding and Borrower may not reduce a Bank's Revolving Credit Commitment below an amount equal to the aggregate unused portion of the stated amount of the Letters of Credit then outstanding.

         Section 2.03. Amendment to Section 1.08. Effective as of the date hereof, Section 1.08 of the Agreement is hereby amended in its entirety to read as follows:

                 SECTION 1.08. Use of Proceeds. The proceeds of the Advances made by either Bank will be used solely for the purposes of (a) financing the normal





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 2 operations of the Borrower and its Subsidiaries as such operations exist as of the date hereof and (b) reimbursing the Banks for drawings under Letters of Credit. Any Advances received by the Borrower when the aggregate amount of the then outstanding Advances and Credit Liabilities exceeds the Parent Borrowing Base shall be utilized so that each Guarantor shall directly benefit from the amount of such excess Advances by an amount reasonably equivalent to the Borrowing Base valuation of such Guarantor's Collateral.

         Section 2.04. Addition to Article I. Effective as of the date hereof, Sections 1.09, 1.10, 1.11 and 1.12 are hereby added to Article I of the Agreement to read in their entirety as follows:

                 SECTION 1.09. Letters of Credit. Subject to the terms and conditions of this Agreement, Rabobank agrees to consider upon Borrower's request issuing one or more Letters of Credit for the account of Borrower from time to time from December 31, 1991 to but excluding the Termination Date; provided, however, that the aggregate amount of all Advances and Credit Liabilities outstanding hereunder shall never exceed the lesser of the Borrowing Base or the Revolving Credit Commitments. Upon Rabobank's receipt of a request for issuing a Letter of Credit, Rabobank shall determine, in its sole discretion after consultations with TCB, whether to issue the Letter of Credit requested. Each Letter of Credit shall have an expiration date on or prior to the Termination Date, shall be payable in United States dollars, must support a transaction that is entered into in the ordinary course of Borrower's business, must be satisfactory in form and substance to Rabobank and shall be issued pursuant to an Application for Letter of Credit and such other documentation and agreements as Rabobank may require. Notwithstanding anything in any Application for Letter of Credit or in any such other documentation and agreements to the contrary, each Letter of Credit and all' such documentation and agreements shall be subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision) of the International Chamber of Commerce Publication No. 400 and to the extent not inconsistent therewith the laws of the State of New York. In the event that there is any conflict between the provisions of the other Loan Documents and the provisions of any Application for Letter of Credit or any other documentation or agreements executed in connection with the issuance of any Letter of Credit, whether now or hereafter executed, the provision of the other Loan Documents shall govern and control.

                 SECTION 1.10. Procedure for Issuing Letters of Credit. For Rabobank to consider issuing a Letter of Credit, Borrower must deliver to Rabobank a written request in accordance with this Section 1.10 requesting the issuance of a Letter of Credit by not later than 12:00 noon (New York, New York time) on a Business Day, and if such written request is not received by such time, it shall be deemed





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 3 to be received on the next succeeding Business Day. Each notice requesting the issuance of a Letter of Credit shall describe the proposed terms of such Letter of Credit and the transactions proposed to be supported thereby and shall certify to the Banks that the representations and warranties contained in Article IV shall be true and correct and that no Event of Default nor any event that with the giving of notice or passage of time, or both, would be an Event of Default shall have occurred and shall be continuing. Rabobank at its option may accept telephonic requests for a Letter of Credit, provided that such acceptance shall not constitute a waiver of Rabobank's right to require delivery of written notice in connection with subsequent Letters of Credit. if, after delivery of a written request under this
         Section 1.10, Rabobank determines in its sole discretion (after consultation with TCB) to issue a Letter of Credit as requested by Borrower, then Rabobank shall issue such Letter of Credit no sooner than five (5) Business Days after receipt of (a) the applicable written request for the issuance of the Letter of Credit and (b) such other information and documentation as Rabobank may request. At the time of issuance of each Letter of Credit, Rabobank shall be deemed, without further action by any party hereto, to have sold to TCB, and TCB shall be deemed, without further action by any party hereto, to have purchased from Rabobank, a participation in such Letter of Credit to the extent of TCB's Pro Rata Part (determined based on the Revolving Credit Commitments) of such Letter of Credit and the related Credit Liabilities. If Rabobank determines not to issue a Letter of Credit as requested by Borrower, Rabobank shall advise the Borrower in writing of its decision not to issue the Letter of Credit within four
         (4) Business Days after receipt of the applicable written request.

                 SECTION 1.11. Reimbursement. Upon receipt by Rabobank of any drawing under a Letter of Credit, Rabobank shall promptly notify TCB and the Borrower as to the payment date for such drawing and the amount to be paid as a result of the drawing. Notwithstanding anything contained in any Application for Letter of Credit to the contrary, the Borrower agrees to do one of the following not later than 11:00 A.M. (New York, New York time) on the payment date:

                 (a) make available to Rabobank the amount to be paid as a result of the drawing on the Letter of Credit at Rabobank's office for payments specified herein, in immediately available funds, or

                 (b) request an Advance pursuant to Section 1.02 hereof to make the payment required by Section 1.11(a) hereof.

         If the Borrower has not provided Rabobank as of the date and time specified above with immediately available funds in the amount to be paid as a result of the





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 4 drawing on a Letter of Credit, or has not requested an Advance as provided above, each Bank shall make and the Borrower shall accept an Advance on the date of such drawing in the amount equal to such Bank's Pro Rata Part (determined based on the Revolving Credit Commitments) of the amount to be paid as a result of the drawing -under the Letter of Credit notwithstanding the fact that either or both Advances may cause the credit limits set forth herein to be exceeded, or that the conditions set forth in Section 3.02 have not been satisfied, but without impairing the obligations of the Borrower under Subsection 2.02(a); provided, however, that such Advances may be applied by the Banks directly to the amount to be paid as a result of the drawing under the Letter of Credit.

                 SECTION 1.12. Letter of Credit Fees. Borrower agrees to pay Rabobank (for the account of Rabobank and TCB) in immediately available funds a fee for the issuance and maintenance of a Letter of Credit (each Bank to be entitled to its Pro Rata Part thereof) which shall be computed at an annual rate to be agreed upon by Rabobank, TCB and Borrower before the issuance of such Letter of Credit, such annual rate to be applied to the average amount of the Credit Liabilities outstanding for the applicable Payment Period (hereinafter defined), based on a 360 day year and the actual number of days to elapse and shall be payable on the last day of each calendar quarter and on the Termination Date, commencing on the first such date after the issuance of the initial Letter of Credit. The term "Payment Period" as used in this Section 1.12 means initially the period from and including the date that the initial Letter of Credit is issued to but excluding the date on which such initial quarterly fee is to be paid hereunder and thereafter means each period of time from and including the last day of the preceding calendar quarter to but excluding the date on which the quarterly fee in question is to be paid.

         Section 2.05. Amendment to Subsection 2.02(a). Effective as of the date hereof, Subsection 2.02(a) of the Agreement is hereby amended in its entirety to read as follows:

                 (a) Mandatory. If at any time the aggregate principal amount of Advances and Credit Liabilities at such time outstanding shall exceed the Borrowing Base at such time, the Borrower shall immediately prepay the Advances in an aggregate amount equal to the difference between such outstanding amount and the Borrowing Base at such time as follows: (i) to Rabobank an amount equal to Rabobank's Pro Rata Part (determined based on the outstanding obligations owed by Borrower hereunder) of the amount by which the outstanding principal amount of the Advances and Credit Liabilities exceeds the





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 5

         Borrowing Base, and (ii) to TCB an amount equal to TCB's Pro Rata Part (determined based on the outstanding obligations owed by Borrower hereunder) of the amount by which the outstanding principal amount of the Advances and Credit Liabilities exceeds the Borrowing Base and after all amounts outstanding under the Notes have been paid, or if no such amounts are outstanding, such prepayment shall be paid to Rabobank to be held by Rabobank for the benefit of itself and TCB as additional collateral, pursuant to such documentation and agreements as the Banks may request, to secure or pay the Credit Liabilities outstanding, if any. If at any time the aggregate principal amount of Advances made by a Bank shall be less than an amount equal to the sum of its Pro Rata Part (determined based on the Revolving Credit Commitments) of the then aggregate outstanding amount of all Advances minus up to $500,000.00, the Borrower shall immediately request an Advance from such Bank or prepay to the other Bank Advances made by such Bank, in an aggregate amount such that after the Advance or prepayment, as applicable, the aggregate principal amount of Advances made by the Bank in question shall be an amount equal to an amount that is not less than the sum of its Pro Rata Part (determined based on the Revolving Credit Commitments) of the then aggregate outstanding amount of all Advances minus $500,000.00. The prepayments required under this Section 2.02(a) shall be made without duplication. Upon any prepayment under this Section 2.02(a), the Borrower shall pay to each Bank all amounts due pursuant to Section 8.04(b) as a result of such prepayment.

         Section 2.06. Amendment to Subsections 3.02(a)(iii) and (iv). Effective as of the date hereof, Subsections 3.02(a)(iii) and (iv) are hereby amended in their entirety to read as follows:

                 (iii) The aggregate principal amount of Advances and Credit Liabilities outstanding, after giving effect to such Advance, does not exceed the Borrowing Base,

                 (iv) The aggregate principal amount of Advances outstanding from the Bank requested to make such Advance, together with such Bank's Pro Rata Part of the Credit Liabilities, after giving effect to such Advance, does not exceed such Bank's Revolving Credit commitment or such Bank's Pro Rata Part of the Borrowing Base, and

         Section 2.07. Amendment to Section 6.01. Effective as of the date hereof, Section 6.01 of the Agreement is hereby amended by adding Subsection 6.01(j) thereto to read in its entirety as follows:

                 (j) Notwithstanding the effects of any financial losses on the other covenants and provisions contained herein, the Borrower shall incur material financial losses in any of its operations other than its normal egg and egg processing operations.





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 6

         Section 2.08.  Amendments to Section 7.01.

                 (a) Effective as of the date hereof, Section 7.01 of the Agreement is hereby amended to add the following definitions thereto:

                           "Application for Letter of Credit" means any
                 application for letter of credit or commercial credit pursuant to which Borrower requests Rabobank to issue a Letter of Credit.

                           "Credit Liabilities" means, at any time, all fixed
                 and contingent liabilities of the Banks under Letters of Credit.

                           "Letter of Credit" means a letter of credit issued
                 by Rabobank for the account of Borrower pursuant to Article I hereof. The term "Letter of Credit" shall not include and this Agreement shall not govern any letter of credit issued by Rabobank for the account of Borrower in connection with any industrial revenue or industrial development bond financings and specifically such term shall not include the letter of credit issued pursuant to the Reimbursement Agreement or to be issued in connection with the industrial revenue bond financing to be utilized to finance the construction of Borrower's new 1400 head dairy milking facility in Hinds County, Mississippi.

                 (b) Effective as of the date hereof, the following definitions contained in Section 7.01 are hereby amended in their entirety to read as follows:

                           "Pro Rata Part" means, unless otherwise indicated by
                 the terms hereof, (a) with respect to (i) the Banks' Commitment to make Advances to Borrower hereunder, (ii) the Borrowing Base and (iii) a Bank's interest in a Letter of Credit, related Credit Liabilities and related letter of credit fees paid pursuant to Section 1.12, the proportion to which each Bank's Revolving Credit Commitment bears to the sum of the Revolving Credit Commitments, (b) with respect to payments and repayments made by Borrower hereunder as well as with respect to proceeds of Collateral, the proportion which the obligations, indebtedness and liabilities then owed to each Bank under this Agreement bear to the total of all obligations, indebtedness and liabilities then owed by Borrower under this Agreement (in making the calculations under this clause (b), all Credit Liabilities shall be included as obligations then owed by Borrower under this Agreement), and (c) with respect to the commitment fee described in Section 1.03, the proportion to which the unused portion of each Bank's Revolving Credit





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 7

                 Commitment bears to the total unused portion of the Revolving Credit Commitments.

                           "Termination Date" means December 31, 1993, or the
                 earlier date of termination in whole of the Commitment pursuant to Sections 1.04 or 6.02.

         Section 2.09. Amendment to Exhibit "F". Effective as of the date hereof, Exhibit "F" to the Agreement is hereby amended in its entirety to read as set forth in Annex I hereto.

                                  ARTICLE III

                              Conditions Precedent

         Section 3.01. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                 (a) The Banks shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Banks:

                           (1) Resolutions. Resolutions of the Board of Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by Borrower of this Amendment and the other Loan Documents to which it is or is to be a party hereunder;

                           (2) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Borrower certifying the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                           (3) Articles of Incorporation. The articles of incorporation of Borrower certified by the Secretary of State for the State of Delaware within ten (10) days prior to the date of this Amendment;

                           (4) Bylaws. The bylaws of Borrower certified by the Secretary or an Assistant Secretary of Borrower;





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 8

                           (5) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of the applicable Loan Party, each dated within ten (10) days prior to the date of this Amendment;

                           (6) Intercreditor Agreement. A Second Amendment to the Intercreditor Agreement in form and substance acceptable to the Banks, duly executed by the parties to the Intercreditor Agreement; and

                           (7) Additional Information. The Banks shall have received such additional documentation, instruments and information as either Bank or its legal counsel may request.

         (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

         (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documentation, instruments, and other legal matters incident thereto shall be satisfactory to the Banks and their legal counsel.

                                   ARTICLE IV

                 Ratifications, Representations and Warranties

         Section 4.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower and the Banks agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, the parties hereto also agree and acknowledge that
(a) the term "Loan Documents" as defined in the Agreement and as used in the Loan Documents includes, without limitation, the Letters of Credit and the Applications for Letter of Credit, (b) the obligations, indebtedness and liabilities secured by the Security Agreements, the Louisiana Collateral Documents and the Mortgages include, without limitation, the obligations, indebtedness and liabilities of the Borrower arising hereunder and





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 9 under the Letters of Credit and Applications for Letter of Credit, (c) the term "Revolving Obligations" as defined in the Intercreditor Agreement includes, without limitation, the obligations, indebtedness and liabilities of Borrower arising hereunder and under the Letters of Credit and the Applications for Letter of Credit and (d) any reference in the Loan Documents to the Assignment and Assumption Agreement dated October 1, 1991 between Barclays and TCB shall be deemed to be a reference to that certain Assignment Agreement dated as of October 1, 1991 among Barclays, TCB and Rabobank.

         Section 4.02. Representations and Warranties. Borrower hereby represents and warrants to the Banks that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby and the other Loan Documents, and (e) the articles of incorporation, by-laws, certificates of secretary, and corporate resolutions delivered by Borrower and each Guarantor in connection with execution of the Agreement which were effective, true and correct on May 29, 1990 have not been amended, revoked or otherwise modified in any manner and remain true and correct and in full force and effect on and as of the date hereof as though delivered on and as of the date hereof.

                                   ARTICLE V

                                 Miscellaneous

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by a Bank or any closing shall affect the representations and warranties or the right of a Bank to rely upon them.

         Section 5.02. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 10

         Section 5.03. Expenses of the Banks. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by the Banks in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the fees and expenses of legal counsel to the Banks, and all costs and expenses incurred by the Banks in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the fees and expenses of legal counsel to the Banks.

         Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.05. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in New York, New York and shall be governed by and construed in accordance with the laws of the State of New York.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Banks and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.08. Effect of Waiver. No consent or waiver, express or implied, by a Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10. Entire Agreement. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements,, representations and understandings, whether written or oral, relating to this





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 11

Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 12

Executed as of the date first written above.

                                 CAL-MAINE FOODS, INC.


                                 By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A., "Rabobank
                                 Nederland", New York branch


                                 By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------


                                 By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------


                                 TRUST COMPANY BANK


                                 By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------


                                 By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 13

                            GUARANTOR ACKNOWLEDGMENT

         Cal-Maine Farms, Inc. ("Farms"), Cal-Maine Egg Products, Inc. ("Egg Products") and Sunnyside Eggs, Inc. ("Sunnyside") hereby consent and agree to this Amendment and agree that their respective Amended Guaranty Agreements, their respective Security Agreements (in the case of Farms, as amended by that certain First Amendment to Security Agreement dated as of October 1, 1991), and all other Loan Documents executed by each of them shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of each, enforceable against each in accordance with their respective terms. Without limiting the generality of the foregoing, Farms, Egg Products and Sunnyside acknowledge and agree that (a) the obligations, indebtedness and liabilities guaranteed by their respective Amended Guaranty Agreements and secured by their respective Security Agreements and the Mortgages include, without limitation, the obligations, indebtedness and liabilities arising under this Amendment and under the Letters of Credit and the Applications for Letter of Credit, (b) the term 'Revolving Obligations" as defined in the Intercreditor Agreement includes, without limitation, the obligations, indebtedness and liabilities of Borrower arising under this Amendment and under the Letters of Credit and the Applications for Letter of Credit and (c) any reference in the Loan Documents to the Assignment and Assumption Agreement dated October 1, 1991 between Barclays and TCB shall be deemed to be a reference to that certain Assignment Agreement dated as of October 1, 1991 among Barclays, TCB and Rabobank.

                                 CAL-MAINE FARMS, INC.


                                 By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                                 CAL-MAINE EGG PRODUCTS, INC.


                                 By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------

                                 SUNNYSIDE EGGS, INC.


                                 By:
                                          -------------------------------------
                                          Name:
                                                -------------------------------
                                          Title:
                                                 ------------------------------





THIRD AMENDMENT TO AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT - Page 14

                                January 13, 1992



Cal-Maine Foods, Inc.
P. O. Box 2960
Jackson, MI  39207

Attention:       B. J. Raines
                 Chief

Dear Sirs:

         Reference is made to the Revolving Credit Agreement dated as of December 31, 1990, as amended (as so amended, the "Credit Agreement") among you, Rabobank Nederland and Trust Company Bank (as assignee of Barclays Bank
PLC).

         You have asked us to waive the requirement of Section 5.02(b) of the Credit Agreement for your fiscal year ending May 1992. The undersigned hereby waive your compliance with said Section 5.02(b) but only to the extent necessary to allow you to repurchase in the 1992 fiscal year up to $900,000 of your stock.

         Except as expressly set forth herein, this letter does not constitute a waiver of any of our rights under the Credit Agreement or a modification of any of its terms.

                                              Very truly yours,

                                              COOPERATIEVE CENTRALE
                                                  RAIFFEISEN-BOERENLEENBANK
                                                  B.A., "Rabobank Nederland",
                                                  New York Branch


                                              By:
                                                  -----------------------------
                                                      Title:
                                                              -----------------

                                              TRUST COMPANY BANK


                                              By:
                                                  -----------------------------
                                                      Title:
                                                              -----------------

                          AMENDMENT TO LOAN DOCUMENTS
           (including Modifications to Mortgages and Deeds of Trust)


         THIS AMENDMENT TO LOAN DOCUMENTS (the "Amendment"), dated as of May 1,1992, is among CAL-MAINE FOODS, INC. (the "Company"), CAL-MAIN EGG PRODUCTS, INC. ("Egg Products"), CAL-MAINE FARMS, INC. ("Cal-Maine Farms"), SUNNYSIDE EGGS, INC. ("Sunnyside" and collectively with Cal-Maine Farms and Egg Products herein referred to as the "Guarantors"), TRUST COMPANY BANK ("Trust Company") and COOPERATIEVE CENTRALE RAIFEISSEN- BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH ("Rabobank Nederland") and Rabobank Nederland, as agent for itself and Trust Company (the "Agent").

                                   RECITALS:

         A. Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990 (such Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement"). Pursuant to the Second Amendment to Amended and Restated Revolving Credit Agreement dated October 1, 1991, Trust Company was substituted as a lender under the Revolving Credit Agreement in the place of Barclays and Barclays is no longer a party to the Revolving Credit Agreement.

         B. The Company and Rabobank have entered into that certain Amended and Restated Term Loan Agreement dated as of May 29, 1990 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Term Loan Agreement").

         C. The Company and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of December 1, 1987 (as the same has been amended, and as the same may be further amended or otherwise modified herein the "Egg Facility Reimbursement Agreement" and the Egg Facility Reimbursement Agreement, collectively with the Revolving Credit Agreement and the Term Loan Agreement, herein the "Credit Agreements").

         D. To secure certain of the obligations and indebtedness of the Company to Rabobank and Trust Company under the Credit Agreements, and the other documents executed in connection therewith, the Company and the Guarantors executed certain guaranties, security agreements, deeds of trust and mortgages (as more fully described and identified in the Credit Agreements, and as the same have been or may hereafter be amended or otherwise modified, such guaranties, security agreements, deeds of trust and mortgages herein referred as the "Collateral Documents"). The Collateral Documents include, without limitation, the deeds of trust and mortgages described on Schedule 1 hereto which are filed in the real property records of the jurisdictions listed on
Schedule 1 as indicated therein (the "Mortgages").





AMENDMENT TO LOAN DOCUMENTS - Page 1

         E. To facilitate the collateral arrangements contemplated by the Collateral Documents, Rabobank and Barclays have entered into that certain Intercreditor Agreement dated May 29, 1990 (as such agreement has been and may hereafter be amended or otherwise modified, herein the "Intercreditor Agreement"). Barclays assigned all its right, title and interest in and to the Intercreditor Agreement to Trust Company and Barclays is no longer a party thereto.

         F. The Company has requested that Rabobank issue a letter of credit (herein the "Letter of Credit") pursuant to the terms and provisions of that certain Reimbursement and Credit Agreement dated as of May 1, 1992 between the Company and Rabobank (as the same may be amended or otherwise modified herein the "Dairy Facility Reimbursement Agreement") in order to provide credit and liquidity support for $2,900,000.00 of Hinds County, Mississippi, Adjustable Rate Demand Industrial Revenue Bonds, Series 1992 (Taxable), Cal-Maine Foods, Inc., Dairy Project (herein the "Bonds").

         G. In order to induce Rabobank to issue the Letter of Credit, the parties hereto now desire to enter into this Amendment.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement, as amended hereby or the Dairy Facility Reimbursement Agreement, as applicable.

                                   ARTICLE II

                        Amendments to Credit Agreements

         Section 2.01. Amendment to Working Capital Covenants. Each of the Credit Agreements require the Company to maintain a certain ratio of current assets to current liabilities and consolidated current assets to consolidated current liabilities as specified therein (the "Working Capital Covenants"). Effective as of the date hereof, the Working Capital Covenant set forth in each Credit Agreement are each hereby amended to provide that for purposes each such covenant, current liabilities and consolidated current liabilities shall include the current portion of the indebtedness under the Dairy Facility Reimbursement Agreement and the Loan Documents (as defined in the Dairy Facility Reimbursement Agreement).

         Section 2.02. Egg Facility Reimbursement Agreement. The definition "Tangible Net Worth" as set forth in the Egg Facility Reimbursement Agreement is hereby amended in its entirety to read as follows:





AMENDMENT TO LOAN DOCUMENTS - Page 2

         "Net Worth" means the excess of consolidated total assets over consolidated total liabilities of the Company and its Subsidiaries.

         Section 2.03. Debt to Equity Ratio. Each of the Credit Agreements require the Company to maintain a certain ratio of consolidated total liabilities to net worth as specified therein (the "Debt to Equity Covenants"). Effective as of the date hereof, each of the Debt to Equity Covenants set forth in the Credit Agreements are each hereby amended to provide that for purposes of such covenants, consolidated total liabilities shall include the indebtedness under the Dairy Facility Reimbursement Agreement and the Loan Documents (as defined in the Dairy Facility Reimbursement Agreement).

         Section 2.04. Limitation on Dividends. Each of the Credit Agreements require that the Company shall not purchase or otherwise acquire for value any of its capital stock except as set forth therein (the "Restricted Payment Covenants"). Effective as of the date hereof, each of the Restricted Payment Covenants contained in the Credit Agreements are hereby amended to permit the Company to purchase up to a maximum of 2% of the Company's outstanding common shares (i) in its 1992 fiscal year at an aggregate purchase price therefore not to exceed $900,000.00 and (ii) in any other fiscal year of Borrower, at an aggregate purchase price therefore not to exceed $500,000.00.

         Section 2.05. Capital Expenditures. Each of the Credit Agreements limits the ability of the Company to make capital expenditures as set forth therein (the "Capital Expenditure Covenants"). Effective as of the date hereof, each of the Capital Expenditure Covenants is hereby amended to provide that in calculating compliance with the limitations under each such covenant for any period which includes any portion of 1992, the capital expenditures made by the Company in connection with the initial construction of the project financed with the proceeds of the Bonds shall be excluded.

         Section 2.06. Events of Default. Each of the Credit Agreements define the term "Event of Default". Effective as of the date hereof, the term "Event of Default" as defined in each Credit Agreement shall include the occurrence of an Event of Default under the Dairy Facility Reimbursement Agreement.

                                  ARTICLE III

                       Amendments to Collateral Documents
                           (Including the Mortgages)

         Section 3.01. Amendment to Obligations. Effective as of the date hereof, each Collateral Document (including the Mortgages) is hereby amended to provide that the obligations secured or guaranteed thereby include without limitation, the obligations, indebtedness and liability of the Company (including any contingent reimbursement obligations) under the Dairy Facility Reimbursement Agreement, any Short Term Loan Note and the other Related Documents, whether for principal, interest, fees (including attorneys' fees), premium, commissions, expenses





AMENDMENT TO LOAN DOCUMENTS - Page 3
or otherwise (collectively, the "New Obligations") and in furtherance of the foregoing, the parties hereto agree to and acknowledge the following:

                 (a) The term "Credit Agreements" as defined in each Collateral Document is hereby amended to include without limitation, the Dairy Facility Reimbursement Agreement, the term "Loan Documents", as defined in each Collateral Document includes without limitation, the "Related Documents", the term "Advances", as defined in each Collateral Document, includes without limitation, advances to be made under the Dairy Facility Reimbursement Agreement to Borrower, the term "Indenture". as used in each Collateral Document, includes without limitation, the indenture entered into in connection with the Dairy Facility Reimbursement Agreement, the term "Notes", as defined in each Collateral Document includes without limitation, the Short Term Loan Notes and the term "Reimbursement Agreement", as defined in the Collateral Documents is hereby amended to include both the Egg Facility Reimbursement Agreement and the Dairy Facility Reimbursement Agreement.

                 (b) The term "Obligations" as defined in each Collateral Document, includes without limitation, the "New Obligations".

                 (c) The term "Event of Default" as used in each Collateral Document includes without limitation, an "Event of Default" as defined in the Dairy Facility Reimbursement Agreement.

                 (d) The Collateral Pledge Agreement dated October 17, 1984, executed by Borrower, Cal-Maine Farms and Egg Products, as the same has been amended, shall secure, in addition to the other obligations secured thereby, the New Obligations and upon any Event of Default (as defined in clause (c) above), the Agent shall have the right, but not the duty, to exercise all remedies provided for in the Collateral Pledge Agreement on behalf of Trust Company and itself.

                 (e) The term "Credit Agreements", as defined in that certain Assignment of Leasehold Interests dated December 1, 1987 executed by the company in favor of Rabobank, includes without limitation, and in addition to the Dairy Facility Reimbursement Agreement, the Revolving credit Agreement, the Term Loan Agreement and the Egg Facility Reimbursement Agreement.

         Section 3.02. Amendment to Borrower Security Agreement. Effective as of the date hereof, Schedule 1 to the Borrower Security Agreement is hereby amended to add thereto, the Project which is located in the Second Judicial District of Hinds County, Mississippi.





AMENDMENT TO LOAN DOCUMENTS - Page 4

                                   ARTICLE IV

                      Amendment to Intercreditor Agreement

         Section 4.01. Amendment to Intercreditor Agreement. Effective as of the date hereof, the following definitions contained in the Intercreditor Agreement are hereby amended as follows:

                 (a) The term "Obligations", as defined in the Intercreditor Agreement is hereby amended to include without limitation, the New Obligations.

                 (b) The term "Credit Agreements", as defined in the Intercreditor Agreement is hereby amended to include without limitation, the Dairy Facility Reimbursement Agreement.

                 (c) The term "Loan Documents", as defined in the Intercreditor Agreement is hereby amended to include without limitation, the Dairy Facility Reimbursement Agreement and the Related Documents (as defined in the Dairy Facility Reimbursement Agreement).

                 (d) The term "Reimbursement Agreement", as defined in the Intercreditor Agreement is hereby amended to include without limitation, the Dairy Facility Reimbursement Agreement.

                 (e) The term "Letter of Credit", as defined in the Intercreditor Agreement is hereby amended to include without limitation, the Letter of Credit (as defined in the Dairy Facility Reimbursement Agreement).

                 (f) The term "Collateral Documents", as defined in the Intercreditor Agreement is hereby amended to specifically exclude the Assignment (as defined in the Dairy Facility Reimbursement Agreement) and the Deed of Trust (as defined in the Dairy Facility Reimbursement Agreement).

                 (g) The term "Collateral", as defined in the Intercreditor Agreement is hereby amended to mean the real and personal property covered by the Collateral Documents (as such term is defined therein) and to specifically exclude, notwithstanding anything in any Collateral Document to the contrary, the property covered by the Assignment (as defined in the Dairy Facility Reimbursement Agreement) and the property covered by the Deed of Trust (as defined in the Dairy Facility Reimbursement Agreement).

                 (h) The term "Revolving Collateral" as defined in the Intercreditor Agreement is hereby amended to specifically exclude the property covered by the Assignment (as defined in the Dairy Facility Reimbursement Agreement) and the property covered by the Deed of Trust (as defined in the Dairy Facility




AMENDMENT TO LOAN DOCUMENTS - Page 5

         Reimbursement Agreement) notwithstanding anything in the Revolving Collateral Documents (as defined in the Intercreditor Agreement) to the contrary.

                                   ARTICLE V

                 Ratifications, Representations and Warranties

         Section 5.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents are ratified and confirmed and shall continue in full force and effect. The liens, security interests and assignments created and evidenced by the Collateral Documents are valid and existing liens, security interests and assignments of the respective priority recited in the Collateral Documents and no party hereto has any claims, offsets, defenses or counterclaims to the terms and provisions of the Loan Documents or arising out of any acts or omissions of any party with respect thereto. Each of the parties hereto agree that the Loan Documents as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 5.02. Representations and Warranties. To induce Rabobank to enter into the Dairy Facility Reimbursement Agreement, each Guarantor represents and warrants to Rabobank and Trust Company that:

                 (a) The representations and warranties of each Guarantor contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof.

                 (b) No Event of Default (as defined in the Revolving Credit Agreement) has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and each Guarantor is in full compliance with all covenants and agreements binding on them contained in the Loan Documents, as amended hereby.

                 (c) The execution, delivery, and performance by it of this Amendment and the other Related Documents to which it is or may become a party have been duly authorized by all requisite action on its part and do not and will not violate or conflict with its articles of incorporation or bylaws or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien (except as provided herein) upon any of its revenues or assets pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which it or any of its properties is bound.





AMENDMENT TO LOAN DOCUMENTS - Page 6

                 (d) This Amendment constitutes, and the Loan Documents as amended hereby to which it is party, constitutes its legal, valid, and binding obligations, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                 (e) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for its execution, delivery, or performance of this Amendment and the other Related Documents to which it is or may become a party or the validity or enforceability thereof.

                 (f) No statement, information, report, representation, or warranty made by it in this Amendment or in any other Related Document or furnished to Rabobank or Trust Company in connection with this Amendment or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it which has a material adverse effect, or which might in the future have a material adverse effect, on its business, condition (financial or otherwise), operations, prospects, or properties that has not been disclosed in writing to Rabobank and Trust Company.

                                   ARTICLE VI

                                 Miscellaneous

         Section 6.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Related Documents shall survive the execution and delivery of this Amendment and the other Related Documents, and no investigation by Rabobank or Trust Company or any closing shall affect the representations and warranties or the right of Rabobank or Trust Company to rely upon them.

         Section 6.02. Reference to Loan Documents. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the other Loan Documents shall mean a reference to such Loan Documents as amended hereby.

         Section 6.03. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 6.04. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York except to the extent that the provisions of the Loan Documents are governed by the laws of another state, the amendment to those provisions pursuant hereto shall be governed by the laws of such other state.





AMENDMENT TO LOAN DOCUMENTS - Page 7

         Section 6.05. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Company nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Rabobank and Trust Company.

         Section 6.06. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 6.07. Effect of Waiver. No consent or waiver, express or implied, by Rabobank, the Agent or Trust Company to or for any breach of or deviation from any covenant, condition or duty by the Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 6.08. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 6.09. Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         Executed as of the date first written above.

                                             CAL-MAINE FOODS, INC.


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


                                             CAL-MAINE EGG PRODUCTS, INC.


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------





AMENDMENT TO LOAN DOCUMENTS - Page 8

                                             CAL-MAINE FARMS, INC.


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


                                             SUNNYSIDE EGGS, INC.


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


                                             TRUST COMPANY BANK


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------



                                             COOPERATIEVE CENTRALE
                                             RAIFEISSEN-BOERENLEENBANK B.A.
                                             "RABOBANK/,.NEDERLAND", NEW YORK
                                             BRANCH

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------





AMENDMENT TO LOAN DOCUMENTS - Page 9

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid _______________________________________, well known by me to be _______________ _____________________, of CAL-MAINE FOODS, INC., a
Delaware corporation, who acknowledged to me that he signed and delivered the above Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this _______ day of ___________________, 19___.



                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------





STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid _______________________________________, well known by me to be _______________ _____________________, of CAL-MAINE EGG PRODUCTS,
INC., a Delaware corporation, who acknowledged to me that he signed and delivered the above Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this _______ day of ___________________, 19___.



                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------





AMENDMENT TO LOAN DOCUMENTS - Page 10

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid _______________________________________, well known by me to be _______________ _____________________, of CAL-MAINE FARMS, INC., a
Delaware corporation, who acknowledged to me that he signed and delivered the above Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this _______ day of ___________________, 19___.



                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------


STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid _______________________________________, well known by me to be _______________ _____________________, of SUNNYSIDE EGGS, INC., a
Delaware corporation, who acknowledged to me that he signed and delivered the above Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this _______ day of ___________________, 19___.



                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------





AMENDMENT TO LOAN DOCUMENTS - Page 11

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid _______________________________________, well known by me to be _______________ _____________________, of TRUST COMPANY BANK, a
Georgia state banking corporation, who acknowledged to me that he signed and delivered the above Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this _______ day of ___________________, 19___.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------





AMENDMENT TO LOAN DOCUMENTS - Page 12

                                   Schedule 1
                                       to
                          Amendment to Loan Agreement


                                   Mortgages


         (1) Mortgage, Security Agreement and Financing Statement executed by the Company, dated as of May 15, 1985, filed of record on May 20, 1986 and duly recorded in the office of the County Clerk, Kershaw County, South Carolina, Book IX of Real Estate Mortgages, Page 1239, as the same has been and may hereafter be amended or otherwise modified from time to time.

         (2) Mortgage, Security Agreement and Financing Statement dated as of May 15, 1986, executed by the Company and Cal-Maine Farms, filed of record of May 20, 1986 and duly recorded in the office the County Clerk, Kershaw County, South Carolina, Book IX of Real Estate Mortgages, Page 1238, as the same has been and may hereafter be amended or otherwise modified from time to time.

         (3) Mortgage, Deed of Trust, Future Advance Deeds of Trust, Security Agreement, Assignment of Rents and Financing Statements dated as of May 29, 1990, executed by the Company and Cal-Main Farms to Jess Jarratt, Trustee and/or the Agent, filed for record in the Real Property Records as follows, as the same has been and may hereafter be amended or otherwise modified from time to time:

                                        Date                Volume
        Jurisdiction                    Filed               and Page
        ------------                    -----               --------
(a)    Clay County, AL                  6/7/90              Fiche Record H39, Page 01-91

(b)    Morgan County, AL                6/1/90              Book 1332, Page 0155

(c)    Washington, AR                   6/1/90              Book 1369, Page 411

(d)    Reno County, KS                  6/1/90              Book 565, Page 174

(e)    Bernalillo County, NM            6/1/90              Document Number 90-42648

(f)    Franklin County, NC              6/1/90              Book 924, Page 386

(g)    Caldwell County, TX              6/1/90              Book 44, Page 786

(h)    Fayette County, TX               6/4/90              Volume 802, Page 357

(i)    Smith County, TX                 6/1/90              Volume 3014, Page 730





Schedule 1 to Amendment to Loan Documents, Solo Page

                         FIFTH AMENDMENT TO AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Amendment"), dated as of December 31, 1992, is among CAL-MAINE FOODS, INC., a Delaware corporation ("Borrower"), TRUST COMPANY BANK, a Georgia state banking corporation ("TCB"), and COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York branch ("Rabobank", and together with TCB, hereinafter sometimes referred to individually as a "Bank" and collectively as the "Banks").

                                   RECITALS:

         A. Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990, as amended by that certain Amendment dated as of December 31, 1990, that certain Second Amendment to Amended and Restated Revolving Credit Agreement dated as of October 1, 1991, that certain Third Amendment to Amended and Restated Revolving Credit Agreement dated as of December 31, 1991 and that certain Amendment to Loan Documents (including Modifications to Mortgages and Deeds of Trust) dated as of May 1, 1992 (such Amended and Restated Revolving Credit Agreement, as amended, the "Agreement").

         B. Barclays has assigned all of its rights, title, interest and obligations under the Loan Documents (as defined in the Agreement) to TCB pursuant to that certain Assignment Agreement dated as of October 1, 1991 among Barclays, TCB and Rabobank.

         C. Borrower and the Banks now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:





FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - Page 1

                                   ARTICLE I

                                  Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

         Section 2.01. Amendment to 7.01. Effective as of the date hereof, the definition of the term "Termination Date" contained in Section 7.01 of the Agreement is hereby amended in its entirety to read as follows:

                 "Termination Date" means December 31, 1994, or the earlier date of termination in whole of the Revolving Credit Commitments pursuant to Sections 1.04 or 6.02.

                                  ARTICLE III

                              Conditions Precedent

         Section 3.01. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                 (a) The Banks shall have received certificates of the appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of the applicable Loan Party, each dated a current date and such additional documentation, instruments and information as either Bank or its legal counsel may request.

                 (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

                 (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documentation, instruments, and other legal matters incident thereto shall be satisfactory to the Banks and their legal counsel.

ARTICLE IV





FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - Page 2

Ratifications, Representations and Warranties

         Section 4.01. Ratifications. the terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower and the Banks agree that the Agreement, as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, the parties hereto also agree and acknowledge that
(a) the obligations, indebtedness and liabilities secured by the Security Agreements, the Louisiana Collateral Documents and the Mortgages include, without limitation, the obligations, indebtedness and liabilities of the Borrower arising hereunder and (b) the term "Revolving Obligations" as defined in the Intercreditor Agreement includes, without limitation, the obligations, indebtedness and liabilities of Borrower arising hereunder.

         Section 4.02. Representations and Warranties. Borrower hereby represents and warrants to the Banks that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of Borrower and each Guarantor and will not violate the articles of incorporation or bylaws of Borrower or any Guarantor, (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (d) Borrower and each Guarantor are each in full compliance with all covenants and agreements contained in the Agreement, as amended hereby and the other Loan Documents and (e) the articles of incorporation, by-laws, certificates of secretary, and corporate resolutions delivered by Borrower and each Guarantor in connection with execution of the Agreement which were, in the case of all Loan Parties other than Sunnyside, effective, true and correct on June 1, 1990 and in the case of Sunnyside, effective, true and correct on October 1, 1991, have not been amended, revoked or otherwise modified in any manner and remain true and correct and in full force and effect on and as of the date hereof as though delivered on and as of the date hereof.

                                   ARTICLE V

                                 Miscellaneous

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, shall survive the execution and delivery of this Amendment and the other Loan Documents and no investigation by a Bank or any closing shall affect the representations and warranties or the right of a Bank to rely upon them.

         Section 5.02. Reference to Agreement. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.





FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - Page 3

         Section 5.03. Expenses of the Banks. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by the Banks in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the fees and expenses of legal counsel to the Banks, and all costs and expenses incurred by the Banks in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the fees and expenses of legal counsel to the Banks.

         Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.05. Applicable Law. This Amendment shall be deemed to have been made and to be performable in New York, New York and shall be governed by and construed in accordance with the laws of the State of New York.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Banks and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.08. Effect of Waiver. No consent or waiver, express or implied, by a Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.


         Section 5.10. Entire Agreements. This Amendment embodies the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         EXECUTED as of the date first written above.

                                        CAL-MAINE FOODS, INC.





FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - Page 4

                                        By:
                                             ----------------------------------
                                                 B. J. Raines,
                                                 Vice President


                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "Rabobank
                                        Nederland", New York branch


                                        By:
                                             ----------------------------------
                                                 Jess E. Jarratt,
                                                 Vice President


                                        By:
                                             ----------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------


                                        TRUST COMPANY BANK


                                        By:
                                             ----------------------------------
                                                 James O. Clarke,
                                                 Vice President


                                        By:
                                             ----------------------------------
                                                 Name:
                                                 Title:
                                                       ------------------------





FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - Page 5

                            GUARANTOR ACKNOWLEDGMENT

         Cal-Maine Farms, inc. ("Farms"), Cal-Maine Egg Products, Inc. ("Egg Products") and Sunnyside Eggs, Inc. ("Sunnyside") hereby consent and agree to this Amendment and agree that their respective Amended Guaranty Agreements, their respective Security Agreements (in the case of Farms, as amended by that certain First Amendment to Security Agreement dated as of October 1, 1991), and all other Loan Documents executed by each of them shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of each, enforceable against each in accordance with their respective terms. Without limiting the generality of the foregoing, Farms, Egg Products and Sunnyside acknowledge and agree that (a) the obligations, indebtedness and liabilities guaranteed by their respective Amended Guaranty Agreements and secured by their respective Security Agreements and the Mortgages include, without limitation, the obligations, indebtedness and liabilities arising under this Amendment and (b) the term "Revolving Obligations" as defined in the Intercreditor Agreement includes without limitation, the obligations, indebtedness and liabilities of Borrower arising under this Amendment.

                                        CAL-MAINE FOODS, INC.
                                        CAL-MAINE EGG PRODUCTS, INC.
                                        SUNNYSIDE EGGS, INC.


                                        By:
                                             ----------------------------------
                                             B. J. Raines,
                                             Vice President of all
                                             Guarantors





FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT - Page 6

                       SECOND AMENDMENT TO LOAN DOCUMENTS
           (including Modifications to Mortgages and Deeds of Trust)

         THIS SECOND AMENDMENT TO LOAN DOCUMENTS (the "Amendment"), dated as of November 5, 1993, is among CAL-MAINE FOODS, INC. (the "Borrower"), CAL-MAINE EGG PRODUCTS, INC. ("Egg Products"), CAL-MAINE FARMS, INC. ("Cal-Maine Farms" and together with Egg Products herein referred to as the "Guarantors"), TRUST COMPANY BANK ("Trust Company") and COOPERATIEVE CENTRALE RAIFEISSEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH ("Rabobank Nederland") and Rabobank Nederland, as agent for itself and Trust Company (the "Agent").

                                   RECITALS:

         A. Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990 (such Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement"). Pursuant to the Second Amendment to Amended and Restated Revolving Credit Agreement dated October 1, 1991, Trust Company was substituted as a lender under the Revolving Credit Agreement in the place of Barclays and Barclays is no longer a party to the Revolving Credit Agreement.

         B. The Borrower and Rabobank have entered into that certain Amended and Restated Term Loan Agreement dated as of May 29, 1990 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Term Loan Agreement").

         C. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of December 1, 1987 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Egg Facility Reimbursement Agreement").

         D. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of May 1, 1992 (as the same may be amended or otherwise modified, herein the "Dairy Facility Reimbursement Agreement" and the Dairy Facility





Second Amendment to Loan Documents - Page 1

Reimbursement Agreement, collectively with the Revolving Credit Agreement, the Term Loan Agreement and the Egg Facility Reimbursement Agreement, herein the "Credit Agreements").

         E. To secure certain of the obligations and indebtedness of the Borrower to Rabobank Nederland and Trust Company under the Credit Agreements, and the other documents executed in connection therewith, the Borrower, Sunnyside Eggs, Inc. ("Sunnyside") and the Guarantors executed certain guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages (as more fully described and identified in the Credit Agreements, and as the same have been or may hereafter be amended or otherwise modified, all such guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages other than the Sunnyside Guaranty and the Sunnyside Security Agreement, are herein referred as the "Collateral Documents"). The Collateral Documents include, without limitation, the deeds of trust, mortgages and assignment of leasehold interests described on Schedule 1 hereto which are filed in the real property records of the jurisdictions listed on Schedule 1 as indicated therein (the "Mortgages").

         F. Sunnyside has dissolved and is no longer in existence and all of its assets have been transferred to Borrower, subject to the Liens created by the Sunnyside Security Agreement.

         G. To facilitate the collateral arrangements contemplated by the Collateral Documents, Rabobank Nederland and Barclays have entered into that certain Intercreditor Agreement dated May 29, 1990 (as such agreement has been and may hereafter be amended or otherwise modified, herein the "Intercreditor Agreement"). Barclays assigned all its right, title and interest in and to the Intercreditor Agreement to Trust Company and Barclays is no longer a party thereto.

         H. The Borrower has requested that (i) Rabobank Nederland make a term loan to the Borrower in an amount equal to $1,000,000 (the "New Term Loan") pursuant to the terms of that certain Term Loan Note dated the date hereof executed by the Borrower and payable to the order of Rabobank Nederland in the original principal amount of $1,000,000 (as the same may be amended or otherwise modified, herein the "New Term Note") and (ii) Rabobank Nederland and Trust Company agree to modify the Credit Agreements as herein set forth.





Second Amendment to Loan Documents - Page 2

         I. In order to induce Rabobank Nederland to make the New Term Loan and to induce Rabobank Nederland and Trust Company to modify the Credit Agreements, the parties hereto now desire to enter into this Amendment.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.01.    Definitions.   Capitalized terms used in this
Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement, as amended hereby.

                                   ARTICLE II

            Amendments to Credit Agreements and Other Loan Documents

         Section 2.01. Amendment to Working Capital Covenants. Each of the Credit Agreements require the Borrower to maintain a certain ratio of current assets to current liabilities and consolidated current assets to consolidated current liabilities as specified therein (the "Working Capital Covenants"). Effective as of the date hereof, the Working Capital Covenant set forth in each Credit Agreement is hereby amended to provide that for purposes of such covenant, current liabilities and consolidated current liabilities shall include the current portion of the indebtedness under the Credit Agreements and the New Term Note.

         Section 2.02. Amendment to Tangible Net Worth Covenant. Each of the Credit Agreements require the Borrower to maintain an excess of consolidated total tangible assets over consolidated total liabilities of the Borrower and the Subsidiaries as specified therein (the "Tangible Net Worth Covenants"). Effective as of the date hereof, each Tangible Net Worth Covenant is hereby amended in its entirety to read as follows:

                 Tangible Net Worth. Maintain an excess of consolidated total tangible assets over consolidated total liabilities of





Second Amendment to Loan Documents - Page 3 the Borrower and the Subsidiaries in an amount not less than the amount set forth below for the applicable period set forth below:

                          (a) from the date hereof through the Borrower's Fiscal Year ending in 1994, Thirty-Eight Million Dollars ($38,000,000); and

                          (b) from the first day of Borrower's Fiscal Year ending 1995 and at all times thereafter, the sum of

                                  (i)      Thirty-Eight Million Dollars
                          ($38,000,000); plus

                                  (ii)     fifty percent (50%) of the net
                          income of Borrower and the Subsidiaries for each Fiscal Year beginning with the Fiscal Year ending in 1994 but only if the Fiscal year has completely elapsed; plus

                                  (iii)    one hundred percent (100%) of all
                          capital contributions made to the Borrower since October 1, 1993, net of all reasonable costs associated with the issuance of the securities relating to such capital contribution or otherwise necessary to obtain such capital contributions; plus

                                  (iv)     one hundred percent (100%) of the
                          principal amount of all Debt of Borrower which is subordinated to the senior debt of Borrower and which has, since October 1, 1993 been converted or exchanged for equity interests in the Borrower.

         If net income for a period is negative, no adjustment to the requisite level of net worth shall be made. Consolidated total liabilities shall include all indebtedness outstanding under the Credit Agreements and the New Term Note.

         Section 2.03. Debt to Equity Ratio. Each of the Credit Agreements require the Borrower to maintain a certain ratio of consolidated total liabilities to net worth as specified therein (the "Debt to Equity Covenants"). Effective as of the date hereof, each of the Debt to Equity Covenants set forth in the Credit Agreements are deleted therefrom in their entirety.





Second Amendment to Loan Documents - Page 4

         Section 2.04. Net Tangible Assets to Funded Debt Ratio. Effective as of the date hereof, each of the Credit Agreements is hereby amended to add thereto a positive covenant to read in its entirety as follows:

                 Net Tangible Assets to Funded Debt.  Maintain a ratio of

                                  (i)      the sum of the following for
                          Borrower and the Subsidiaries (A) consolidated total assets minus (B) consolidated intangible assets minus
                          (C) consolidated current liabilities (excluding current deferred income taxes from such consolidated current liabilities) to

                                  (ii)     consolidated long term Debt of
                          Borrower and the Subsidiaries (calculated excluding the amounts outstanding under the Revolving Credit Agreement to the extent such amounts are consolidated long term Debt and excluding deferred income taxes to the extent such deferred income taxes are consolidated long-term Debt)

         of not less than (x) 1.80 to 1.00 at all times throughout Fiscal Year ending in 1994; (y) 1.90 to 1.00 at all times throughout Fiscal Year ending in 1995; and (2) 2.00 to 1.00 at all times after the Fiscal Year ending in 1995; provided that, in the event Borrower receives a capital contribution at any time prior to the end of the Fiscal Year ending in 1995, then the ratio required to be maintained hereby shall be 2.0 to 1.00 at all times.

         Section 2.05. Cash Flow Coverage Ratio. Effective as of the date hereof, each of the Credit Agreements is hereby amended to add thereto a positive covenant to read in its entirety as follows:

                 Cash Flow Coverage Ratio. Maintain a ratio of Operating Cash Flow to Fixed Charges of 1.50 to 1.0 calculated on the basis of the Operating Cash Flow and Fixed Charges for the completed twelve quarter period immediately proceeding the date of determination. As used herein the following terms shall have the following meanings:

                          "Fixed Charges" means, for any period, the sum of the
                following for the Borrower and the Subsidiaries





Second Amendment to Loan Documents - Page 5

                 (calculated without duplication on a consolidated basis): (i) all cash interest paid or payable for such period; and (ii) the current maturities of long term Debt for such period (including payments made under capital leases).

                          "Operating Cash Flow" means for any period, net
                 income of Borrower and the Subsidiaries determined on a consolidated basis for such period plus the sum of, but without duplication and only in each case to the extent deducted in determining net income for such period (i) depreciation and amortization expenses for such period; (ii) all cash interest paid or payable by Borrower and the Subsidiaries for such period; and (iii) all cash franchise and income taxes paid or payable by Borrower and the Subsidiaries during such period.

         Section 2.06. Capital Expenditures. Each of the Credit Agreements limits the ability of the Borrower and the Subsidiaries to make capital expenditures as set forth therein (the "Capital Expenditure Covenants"). Effective as of the date hereof, each of the Capital Expenditure Covenants is hereby amended to provide that the Borrower will not make, or permit any Subsidiary to make any expenditure for fixed or capital assets excluding rolling stock, which would cause the aggregate of all such expenditures made by the Borrower and the Subsidiaries in any period of 12 consecutive months to exceed the consolidated depreciation of Borrower and the Subsidiaries for such period; provided that, the expenditures in an aggregate amount not to exceed $11,400,000 made in connection with the construction and acquisition of a new in-line processing facility at Cal-Maine Farm's, Gonzales, Texas plant shall not be included in calculating compliance with the Capital Expenditure Covenants. To the extent that the expenditures made in connection with such facility exceed $11,400,000 in the aggregate, the amount of the excess shall be included in calculating compliance with the Capital Expenditure Covenants.

         Section 2.07. Events of Default. Each of the Credit Agreements define the term "Event of Default". Effective as of the date hereof, the definition of Event of Default in each Credit Agreement is amended so that an "Event of Default" shall exist under each Credit Agreement if any of the following occur:





Second Amendment to Loan Documents - Page 6

                 (a) The Borrower shall fail to pay any amount payable hereunder or under the New Term Note when due.

                 (b) Any representation or warranty made or deemed made by any Loan Party (or any of its officers) under or in connection with this Amendment or the New Term Note shall prove to have been incorrect in any material respect when made or deemed made.

                 (c) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Amendment or the New Term Note on its part to be performed or observed and any such failure shall remain unremedied for 30 days after its occurrence.

                 (d) Fred Adams or his spouse or children shall cease to beneficially own and control, directly or indirectly, at least fifty one percent (51%) of the rights to vote (without regard to the occurrence of any contingency and otherwise on a fully diluted basis) for the election of a majority of the members of the board of directors of the Borrower.

         As used in the New Term Note, the term "Event of Default" shall mean the occurrence of any Event of Default, as such term is modified hereby, under any Credit Agreement whether or not the Debt outstanding in connection with any such Credit Agreement remains outstanding or such Credit Agreement has been terminated.

         Section 2.08. Amendments to Revolving Credit Agreement. Effective as of the date hereof, (a) the definition of the term "Eligible Feed Inventory" set forth in Section 7.01 of the Revolving Credit Agreement is hereby amended by adding the following to the end thereof:

                 "Eligible Feed Inventory shall not include any silage."

and (b) the definition of the term "Termination Date" set forth in Section 7.01 of the Revolving Credit Agreement is hereby amended in its entirety to read as follows:

                 "Termination Date" means December 31, 1995 or the earlier date of termination in whole of the Commitment pursuant to Sections 1.04 or 6.02.





Second Amendment to Loan Documents - Page 7

         Section 2.10. Amendment to Term Loan Agreement. Effective as of the date hereof, the definition of the term "Loan Documents" set forth in
Section 7.01 of the Term Loan Agreement is hereby amended to add the New Term Note thereto.

         Section 2.11. Amendment to Loan Documents to Exclude Sunnyside. Effective as of the date hereof, the following definitions contained in any of the Loan Documents are hereby amended as follows:

                 (a) the definition of "Guarantors" shall be modified to mean Cal-Main Farms and Egg Products and any reference to both or either Guarantor shall mean both or either Guarantor, as applicable;

                 (b) the definition of "Amended Guaranty Agreement" shall be modified to exclude the Sunnyside Guaranty Agreement; and

                 (c) the definitions of "Security Agreements", "Collateral Documents" and "Revolving Collateral Documents" shall all be modified to exclude the Sunnyside Security Agreement.

         In addition, for purposes of the representations, warranties, covenants and Borrowing Base calculations set forth in the Credit Agreements, Sunnyside shall no longer be a Subsidiary of Borrower.





Second Amendment to Loan Documents - Page 8

                                  ARTICLE III

                       Amendments to Collateral Documents
                           (Including the Mortgages)

         Section 3.01. Assumption of Sunnyside Obligations. Borrower hereby assumes all of the Obligations of Sunnyside under the Sunnyside Security Agreement and acknowledges that all assets of Sunnyside acquired by Borrower were acquired subject to the Liens granted by Sunnyside under the Sunnyside Security Agreement in favor of the Agent securing the Obligations (as defined therein but as interpreted pursuant to this Amendment) (collectively the "Sunnyside Liens"). Borrower, Agent, Trust Company and Rabobank Nederland agree that, effective as of the date hereof, the Borrower Security Agreement shall be deemed to amend and restate in its entirety the Sunnyside Security Agreement, the Sunnyside Liens shall not be extinguished but shall continue to encumber the assets of Sunnyside acquired by Borrower under the terms of the Borrower Security Agreement, and the Sunnyside Security Agreement and Sunnyside Guaranty Agreement shall no longer be valid, binding or enforceable.

         Section 3.02. Amendment to Obligations. Effective as of the date hereof, each Collateral Document (including the Mortgages) is hereby amended to provide that the obligations secured or guaranteed thereby include without limitation, the obligations, indebtedness and liability of the Borrower under this Amendment and the New Term Note, whether for principal, interest, fees (including attorneys' fees), premium, commissions, expenses or otherwise (collectively, the "New Obligations") and in furtherance of the foregoing, the parties hereto agree to and acknowledge the following:

                 (a) The term "Credit Agreements" as defined in each Collateral Document is hereby amended to include without limitation, the New Term Note; the term "Loan Documents", as defined in each Collateral Document includes without limitation, the New Term Note; the term "Advances", as defined in each Collateral Document, includes without limitation, advances to be made to Borrower by Rabobank Nederland and evidenced by the New Term Note; and the term "Notes", as defined in each Collateral Document includes without limitation, the New Term Notes.





Second Amendment to Loan Documents - Page 9

                 (b) The term "Obligations" as defined in each Collateral Document, includes without limitation, the "New Obligations".

                 (c) The term "Event of Default" as used in each Collateral Document includes without limitation, an "Event of Default" as interpreted in accordance with Section 2.07 of this Amendment.

                 (d) The Collateral Pledge Agreement dated October 17, 1984, executed by Borrower, Cal-Maine Farms and Egg Products, as the same has been amended, shall secure, in addition to the other obligations secured thereby, the New Obligations and upon any Event of Default (as interpreted in accordance with Section 2.07 of this Amendment), the Agent shall have the right, but not the duty, to exercise all remedies provided for in the Collateral Pledge Agreement on behalf of Trust Company and itself.

         Section 3.03. Amendment to Borrower Security Agreement. Effective as of the date hereof, (a) clause (c) of Section 4.09 of the Borrower Security Agreement is hereby amended in its entirety to read as follows:

                 (c) The Inventory and the Farm Products are in the exclusive possession and control of the Grantor or certain contractors identified on Schedule 1 hereto. Each contractor possesses and controls such Inventory and Farm Products pursuant to the terms and conditions of written agreements duly executed and delivered by and between such contractor and either Grantor or one of the Guarantors. Any such agreements entered into after the date hereof comply with the requirements imposed by Section 6(c).

(b) Section 6 of the Borrower Security Agreement is hereby amended to add a clause (c) thereto to read in its entirety as follows:

                 (c) The Grantor shall not permit any contractor possessing and controlling any of the Inventory or the Farm Products, to possess and control any inventory or farm products for the benefit and use of such contractor or for the benefit or use of any other person or entity which is of the same form or similar to the Grantor's Inventory or Farm Products at the same physical location as the location of any of Grantor's Inventory or Farm Products. Grantor shall





Second Amendment to Loan Documents - Page 10 include in each agreement (whether new or in modification of an existing agreement) entered on or after October 1993 with each such contractor, a contractual provision substantially similar in substance and form to the following:

                 [Name of Contractor] ("Contractor") acknowledges that the inventory and farm products (including without limitation poultry, eggs, and agricultural products and supplies) (herein the "Collateral") owned by Cal-Maine Foods, Inc. ("Foods") which Foods has placed or may from time to time place in the Contractor's possession are subject to a first priority security interest granted in favor of an agent (the "Agent") for a group of banks or other lending institutions who extended credit to Foods. The Contractor agrees for the benefit of the Agent that upon the Agent's delivery to the Contractor of a copy of the security agreement executed by Foods covering the Collateral, it will release such Collateral to the Agent named in such security agreement on demand and will follow any other direction of the Agent with respect to the Collateral, provided that the Agent pays all of the Contractor's accrued charges on the Collateral being released and the Contractor's accrued charges arising in connection with the Contractor's compliance with the directions of the Agent. Foods agrees and confirms that the Contractor will not be liable to Foods in any way for following the Agent's direction with respect to the Collateral.

(c) Schedule 1 to the Borrower Security Agreement is hereby amended to read in its entirety as set forth on Schedule 2 hereto.

         Section 3.04. Amendment to Mortgages; Maturity Date of Obligations. Notwithstanding any term or provision regarding the maturity date of the Obligations contained in any Mortgage to the contrary, each Mortgage is hereby amended to provide that the Obligations secured thereby mature from time to time but in no event later than September 30, 2000.





Second Amendment to Loan Documents - Page 11

                                   ARTICLE IV

                      Amendment to Intercreditor Agreement

         Section 4.01. Amendment to Intercreditor Agreement. Effective as of the date hereof, the following definitions contained in the Intercreditor Agreement are hereby amended as follows:

                 (a) The term "Obligations", as defined in the Intercreditor Agreement, is hereby amended to include without limitation, the New Obligations.

                 (b) The term "Credit Agreements", as defined in the Intercreditor Agreement, is hereby amended to include without limitation, the New Term Note.

                 (c) The term "Loan Documents", as defined in the Intercreditor Agreement is hereby amended to include without limitation, this Amendment and the New Term Note.

                 (d) The term "Term Obligations", as defined in the Intercreditor Agreement is hereby amended to include without limitation, the New Obligations and the obligations, indebtedness and liability arising in connection with the Dairy Facility Reimbursement Agreement.

         Section 4.02. Exercise of Rights in Separate Collateral Documents. Upon the occurrence and during the continuance of any Potential Default or Event of Default (both as defined in the Intercreditor Agreement) the parties hereto agree and acknowledge that notwithstanding anything in the Intercreditor Agreement to the contrary, Rabobank Nederland shall have the exclusive right to exercise, without the consent of or notice to Trust Company, any or all rights and remedies available to it under the terms of the Assignment of Leasehold Interests described on Schedule 1 hereto and under the Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement described as item (4) on
Schedule 1 hereto (the "Separate Collateral Documents"). Trust Company shall have no right to direct Rabobank Nederland to exercise any rights or remedies with respect to the Separate Collateral Documents and shall have no interest in any proceeds of the collateral described therein.





Second Amendment to Loan Documents - Page 12

                                   ARTICLE V

                 Ratifications, Representations and Warranties

         Section 5.01.    Ratifications.   The terms and provisions set forth
in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents are ratified and confirmed and shall continue in full force and effect. The liens, security interests and assignments created and evidenced by the Collateral Documents are valid and existing liens, security interests and assignments of the respective priority recited in the Collateral Documents and no party hereto has any claims, offsets, defenses or counterclaims to the terms and provisions of the Loan Documents or arising out of any acts or omissions of any party with respect thereto. Each of the parties hereto agree that the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 5.02. Representations and Warranties. To induce Rabobank Nederland to make the New Term Loan and to induce Rabobank Nederland and Trust Company to modify the Credit Agreements as herein set forth, the Borrower and each Guarantor represents and warrants to Rabobank Nederland and Trust Company that:

                 (a) The representations and warranties of the Borrower and each Guarantor contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof.

                 (b) No Event of Default (as interpreted in accordance with Section 2.07 hereof) has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and the Borrower and each Guarantor is in full compliance with all covenants and agreements binding on them contained in the Loan Documents, as amended hereby.

                 (c) The execution, delivery, and performance by it of this Amendment and the New Term Note, as applicable, have been duly authorized by all requisite action on its part and do not and will not violate or conflict with its articles of incorporation or bylaws or any law, rule, or regulation or any





Second Amendment to Loan Documents - Page 13 order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien (except as provided herein) upon any of its revenues or assets pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which it or any of its properties is bound.

                 (d) This Amendment and New Term Note constitute, and the other Loan Documents as amended hereby to which it is party, constitute its legal, valid, and binding obligations, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                 (e) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for its execution, delivery, or performance of this Amendment or the New Term Note or the validity or enforceability thereof.

                 (f) No statement, information, report, representation, or warranty made by it in this Amendment or furnished to Rabobank Nederland or Trust Company in connection with this Amendment or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it which has a material adverse effect, or which might in the future have a material adverse effect, on its business, condition (financial or otherwise), operations, prospects, or properties that has not been disclosed in writing to Rabobank Nederland and Trust Company.

                 (g) The proceeds of the New Term Loan will be used to finance the construction of a new breeder hen farm on the Property (as defined in the New Term Note) and no such proceeds will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.





Second Amendment to Loan Documents - Page 14

                                   ARTICLE VI

                                 Miscellaneous

         Section 6.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Rabobank Nederland or Trust Company or any closing shall affect the representations and warranties or the right of Rabobank Nederland or Trust Company to rely upon them.

         Section 6.02. Reference to Loan Documents. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the Loan Documents amended hereby shall mean a reference to such Loan Documents as amended hereby.

         Section 6.03. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 6.04. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York except to the extent that the provisions of the Loan Documents are governed by the laws of another state, the amendment to those provisions pursuant hereto shall be governed by the laws of such other state.

         Section 6.05. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Rabobank Nederland and Trust Company.

         Section 6.06. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 6.07. Effect of Waiver. No consent or waiver, express or implied, by Rabobank Nederland, the Agent or Trust Company to or for any breach of or deviation from any covenant,





Second Amendment to Loan Documents - Page 15 condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 6.08. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 6.09. Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         Section 6.10. Facility Fee. In consideration of Rabobank Nederland agreeing to make the New Term Loan, the Borrower agrees to pay Rabobank Nederland a facility fee in an amount equal to $10,000.00 on the date the New Term Loan is made.

         Executed as of the date first written above.

                                   CAL-MAINE FOODS, INC.
                                   CAL-MAINE EGG PRODUCTS, INC.
                                   CAL-MAINE FARMS, INC.



                                   By:
                                      -----------------------------------------
                                      B.J. Raines
                                        Vice President of Borrower and
                                      each Guarantor





Second Amendment to Loan Documents - Page 16

                                   TRUST COMPANY BANK



                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                   COOPERATIEVE CENTRALE RAIFEISSEN-
                                   BOERENLEENBANK B.A. "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH;
                         individually and as Agent



                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------




                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------





Second Amendment to Loan Documents - Page 17

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid B.J. Raines, well known by me to be Vice President of CAL-MAINE FOODS, INC., a Delaware corporation and, CAL-MAINE EGG PRODUCTS, INC., a Delaware corporation and CAL-MAINE FARMS, INC., a Delaware corporation, who acknowledged to me that he signed and delivered the above Second Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporations so to do.

         Given under my hand and official seal on this ____ day of November
1993.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------




STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of TRUST COMPANY BANK, a Georgia state banking corporation, who acknowledged to me that he signed and delivered the above Second Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ____ day of November
1993.

                                             ---------------------------------
                                             Notary Public





Second Amendment to Loan Documents - Page 18

                                             My Commission Expires:

                                             ---------------------------------




STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of TRUST COMPANY BANK, a Georgia state banking corporation, who acknowledged to me that he signed and delivered the above Second Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ____ day of November
1993.

                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------



STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of COOPERATIEVE CENTRALE RAIFEISSEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Nederlands, who acknowledged to me that he signed and delivered the above Second Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporation so to do.





Second Amendment to Loan Documents - Page 19

        Given under my hand and official seal on this ____ day of November
1993.
                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------



STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of COOPERATIEVE CENTRALE RAIFEISSEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Nederlands, who acknowledged to me that he signed and delivered the above Second Amendment to Loan Documents for and on behalf of said corporation after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ____ day of November
1993.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------




Second Amendment to Loan Documents - Page 20

Schedule 1 to Second Amendment to Loan Documents - Page 1 of 2

                       THIRD AMENDMENT TO LOAN DOCUMENTS
           (including Modifications to Mortgages and Deeds of Trust)

        THIS THIRD AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), dated as of July 22, 1994, is among CAL-MAINE FOODS, INC. (the "Borrower"), CAL-MAINE EGG PRODUCTS, INC. ("Egg Products"), CAL-MAINE FARMS, INC. ("Cal-Maine Farms" and together with Egg Products herein referred to as the "Guarantors"), TRUST COMPANY BANK ("Trust Company") and COOPERATIEVE CENTRALE RAIFEISSEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank Nederland") and Rabobank Nederland, as agent for itself and Trust Company (in such capacity as agent, the "Agent").

                                   RECITALS:

        A.Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990 (such Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement"). Pursuant to the Second Amendment to Amended and Restated Revolving Credit Agreement dated October 1, 1991, Trust Company was substituted as a lender under the Revolving Credit Agreement in the place of Barclays and Barclays is no longer a party to the Revolving Credit Agreement.

        B.The Borrower and Rabobank have entered into that certain Amended and Restated Term Loan Agreement dated as of May 29, 1990 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Term Loan Agreement").

        C.The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of December 1, 1987 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Egg Facility Reimbursement Agreement").

        D.The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of May 1, 1992 (as the same may be amended or otherwise modified, herein the "Dairy Facility Reimbursement Agreement").

        E.The Borrower has executed and delivered that certain Term Loan Note dated November 5, 1993 payable to the order of Rabobank Nederland in the original principal amount of $1,000,000 (as the same may be amended or otherwise modified, therein the "New Term Note" and the New Term Note, collectively with the Dairy Facility Reimbursement Agreement, the Revolving Credit Agreement, the Term Loan Agreement and the Egg Facility Reimbursement Agreement, herein the "Credit Agreements").

        F.To secure certain of the obligations and indebtedness of the Borrower to each of Rabobank Nederland, Trust Company and the Agent under the Credit Agreements and the other documents executed in connection therewith, the Borrower, Sunnyside Eggs, Inc. ("Sunnyside") and the Guarantors executed certain guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages (as more fully described and identified in the Credit Agreements, and as the same have been or may hereafter be amended or otherwise modified, all such guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages other than the Sunnyside Guaranty and the Sunnyside Security Agreement, are herein referred as the "Collateral Documents"). The Collateral Documents include, without limitation, the deeds of trust, mortgages and assignment of leasehold interests described on Schedule 1 hereto which are filed in the real property records of the jurisdictions listed on Schedule 1 as indicated therein (the "Mortgages"). The Mortgage filed in Reno County Kansas encumbers the real property described on
Schedule 2 hereto.

        G.Sunnyside has dissolved and is no longer in existence and all of its assets have been transferred to Borrower, subject to the Liens created by the Sunnyside Security Agreement and, pursuant to the Second Amendment to Loan Documents dated as of November 5, 1993, Borrower has assumed all of the Obligations of Sunnyside under the Sunnyside Security Agreement.

        H.To facilitate the collateral arrangements contemplated by the Collateral Documents, Rabobank Nederland and Barclays have entered into that certain Intercreditor Agreement dated May 29, 1990 (as such agreement has been and may hereafter be amended or otherwise modified, herein the "Intercreditor Agreement"). Barclays assigned all its right, title and interest in and to the Intercreditor Agreement to Trust Company and Barclays is no longer a party thereto.

        I.The Borrower has requested that Rabobank Nederland amend the Term Loan Agreement to increase the term loan made pursuant thereto by $3,000,000 (such increase is referred to herein as the "Term Loan Increase").

        J.In order to induce Rabobank Nederland to make the Term Loan Increase, the parties hereto now desire to enter into this Amendment.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

        Section 1.01.Definitions.   Capitalized terms used in this Amendment,
to the extent not otherwise defined herein, shall have the same meanings as in the Term Loan Agreement; provided that the term "Loan Documents" as used herein and as previously used in the Prior Amendments (hereafter defined) shall have the meaning as set forth in the Mortgage described as item (3) on Schedule 1 hereto.

                                   ARTICLE II

                       Amendments to Term Loan Agreement

        Section 2.01.Amendment to Section 1.01. Section 1.01 of the Term Loan Agreement is hereby amended in its entirety to read as follows:

        Section 1.01. The Advance. The Bank has made an advance to Borrower on May 19, 1986 (the "Initial Closing Date") in the original principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000) (the "Initial Advance"). The Bank has made an advance to Borrower on the Closing Date (this and certain other capitalized terms are defined in Section 7.01) in the amount of Ten Million Six Hundred Three Thousand Five Hundred Dollars ($10,603,500) (the "Additional Advance" and together with the Initial Advance herein the "Previous Advances"). As of July 1, 1994, $8,944,000 of the principal amount of the Previous Advances remains outstanding. The Bank agrees, on the terms and conditions hereinafter set forth, to make one or more additional advances (each such additional advance referred to herein as a "Tranche C Advance") to the Borrower from and including the Third Closing Date to and including December 31, 1995 in an aggregate amount not to exceed Three Million Dollars ($3,000,000); provided that after giving effect to each Tranche C Advance, the aggregate principal amount of the Advance shall not exceed the Borrowing Base. Once repaid, Tranche C Advances may not be reborrowed.

        Section 2.02.Amendment to Section 1.02. Section 1.02 of the Term Loan Agreement is hereby amended by the addition of the following subsections (c) and (d):

        (c)Each Tranche C Advance shall be made on at least two Business Days notice from the Borrower to the Bank specifying the date (which shall be a Business Day) and amount thereof and selecting the Interest Period or Periods therefore pursuant to Section 1.03. Not later than 2:00 p.m. (New York City time) on the date of each such advance and upon fulfillment of the conditions set forth in Article III applicable to Tranche C Advances, the Bank will make the applicable Tranche C Advance available to the Borrower in United States dollars (i) in same day funds at the Bank's address referred to in Section 8.02 or (ii) by wire transfer of immediately available funds for the account of the

Borrower or such other person as the Borrower shall designate in writing in a bank with an account in the Federal Reserve wire system. Each Tranche C Advance will be made available per clause (i) unless the Borrower shall designate in the notice referred to above in this subsection (c) the information necessary for the Bank to wire the Tranche C Advance in accordance with clause (ii). Each Tranche C Advance shall be in a minimum amount of Five Hundred Thousand Dollars ($500,000).

        (d)The notice specified in subsection (c) of this Section 1.02 shall be irrevocable and binding on the Borrower and the Borrower will indemnify the Bank against any loss or expense incurred by the Bank as a result of any failure to fulfill on or before the date of each proposed Tranche C Advance the conditions set forth in Article III applicable to Tranche C Advances (including, without limitation, any loss [including loss of anticipated profits] or expense incurred by the liquidation or reemployment of deposits or other funds acquired by the Bank to fund the Tranche C Advance to be made by the Bank if a Tranche C Advance, as a result of such failure, is not made on the date such Tranche C Advance is requested).

        Section 2.03.Amendment to Section 1.03. Section 1.03 of the Term Loan Agreement is hereby amended in its entirety to read as follows:

        Section 1.03. Interest. (a) Rate The unpaid principal amount of each Fixed Rate Advance shall bear interest prior to maturity at the rate per annum equal to Term Federal Funds Rate (hereafter defined) plus (i) in the case of Fixed Rate Advances applicable to the Previous Advances, 1.65% and (ii) in the case of Fixed Rate Advance applicable to the Tranche C Advances, 1.50%; provided that such rate shall in no event be higher than the maximum interest rate permitted by law. All past due principal and interest shall bear interest at the Default Rate provided that such rate shall in no event be higher than the maximum interest rate permitted by law.

        (b) Payment of Interest. The Borrower shall pay interest on the unpaid principal amount of the Advance quarterly on the last Business Day of each June, September, December and March commencing June 29, 1990 until and including March 31, 2000 and on June 30, 2000.

        (c) Continuations. Subject to the terms and provisions hereof, Borrower shall have the right from time to time to continue the Interest Period relating to any Fixed Rate Advance for an Interest Period applicable to the whole amount of such Fixed Rate Advance or an Interest Period applicable to the aggregate amount of any Fixed Rate Advances or for different Interest Periods relating to any portion of such Fixed Rate Advance (each such aggregation or portion becoming a Fixed Rate Advance) by giving Bank notice by not later than 2:00 p.m (New York, New York time) one Business Day prior to the first day of the applicable Interest Period, specifying: (i) the continuation date, (ii) the amount of the Fixed Rate Advance or Fixed Rate Advances to be continued; and
(iii) the duration of the applicable Interest Period or Interest Periods. If Borrower shall fail to give Bank the notice as specified above for continuation prior to the end of an Interest Period, such Interest Period shall automatically be continued on the last day thereof for an Interest Period of thirty (30) days with the same principal amount of the Advance attributable thereto.

        (d) Definitions. As used in this Section 1.03 the following terms shall have the following meaning:

        "Fixed Rate Advance" means any principal portion of the Advance the amount of which is selected by Borrower to be subject to an Interest Period in accordance with clause (c) above or which is, prior to the Third Closing Date, subject to an Interest Period; provided, however, (a) the principal amount of each Fixed Rate Advance shall be in a minimum amount equal to $500,000, and (b) Fixed Rate Advances applicable to the Previous Advances and the Tranche C Advances shall be selected separately and no Fixe Rate Advance shall be made up of principal outstanding under the Previous Advance and principal outstanding under the Tranche C Advances.

        "Interest Period" means with respect to any Fixed Rate Advance, each period commencing on the date such advance is made and in the case of each subsequent, successive Interest Period, the last day of the next proceeding Interest Period with respect to such advance, and ending on the numerically corresponding day in the first, third, sixth or twelfth month thereafter as Borrower may select as provided in subsection (c) above or if the Bank shall, in its sole discretion, determine that funds are available to it for periods longer than twelve months, such longer period as the Borrower shall select after consultation with the Bank. Notwithstanding the foregoing: (i) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day; (ii) no Interest Period applicable to the Advance may extend beyond a principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Fixed Rate Advances having Interest Periods that end after such principal payment date shall be equal to or less than the principal amount of the Advance to be outstanding hereunder after such principal repayment date; and (iii) any Interest Period which would otherwise extend beyond June 30, 2000 shall end on June 30, 2000.

        "Term Federal Funds Rate" means the rate per annum at which the Bank, as a branch of a foreign bank, in its sole discretion, can acquire federal funds in the interbank term federal funds market in New York City through brokers of recognized standing on the first day of the Interest Period for the applicable Fixed Rate Advance for a period equal to such Interest Period for such Fixed Rate Advance and in the amount of such Fixed Rate Advance. For purposes of calculating the Default Rate, the applicable Interest Period shall be one day and the applicable Fixed Rate Advance shall be equal to the amounts which are to accrue interest at the Default Rate.

        Section 2.04.Amendment to Section 1.06. Section 1.06 of the Term Loan Agreement is hereby amended by adding the following sentence to the end thereof:

        The proceeds of the Tranche C Advances shall be used to finance the improvements to the in-line laying facility at the Borrower's Bethune, South Carolina plant.

        Section 2.05.Amendment to Article III. Article III of the Term Loan Agreement is hereby amended by the addition of the following Sections 3.02 and 3.03:

        Section 3.02. Conditions Precedent to the Initial Tranche C Advance. The obligation of Bank to make the initial Tranche C Advance is subject to the satisfaction of all the conditions set forth below on or before the Third Closing Date:

        (a)Each of the Loan Parties shall have performed in all material respects all agreements which the Loan Documents provide shall be performed on or before the Third Closing Date by such Loan Party.

        (b)Borrower shall cause to be delivered to Bank the documents listed below, each, unless otherwise noted, dated the Third Closing Date, duly executed, in form and substance reasonably satisfactory to Bank and in quantities designated by Bank (except for the Amended and Restated Note, of which only the original shall be signed).

        (1)An amended and restated promissory note in the maximum principal amount of the Advance in the form of Exhibit A (the "Amended and Restated Term Note" which Amended and Restated Term Note is a "Note" as defined herein).

        (2)Certified copies of (i) resolutions of the Board of Directors of the Borrower evidencing approval of that certain Third Amendment to Loan Documents (including Modifications to Mortgages and Deeds of Trust) (the "Amendment"), the Amended and Restated Term Note and each other Loan Document delivered in connection with the Amendment to which it is a party (collectively the "Amendment Documents"), and the matters contemplated thereby, (ii) resolutions of each other Loan Party evidencing approval of each Amendment Document to which it is a party and the matters contemplated thereby, and (iii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to each such Amendment Document;

        (3)A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Amendment Document to which it is a party to the extent such officers have changed since the Closing Date. The Bank may conclusively rely on each such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the respective Loan Party canceling, amending or replacing the prior certificate; and

        (4)A favorable opinion of counsel for the Loan Parties, in form and substance acceptable to the Bank and addressing such matters as the Bank may reasonably request.

        (c)The Bank shall have received a fee in the amount of Thirty Thousand Dollars ($30,000) payable by the Borrower to the Bank in United States dollars and in immediately available funds in consideration for the Bank's commitment to make the Tranche C Advances available to the Borrower.

        Section 3.03.Conditions Precedent to All Tranche C Advances. The obligation of the Bank to make each Tranche C Advance (including the initial Tranche C Advance) shall be subject to the further conditions precedent that on the date of each such Tranche C Advance, both immediately before and immediately after given effect thereto, (a) the following statements shall be true and the acceptance by the Borrower of the proceeds of each such Tranche C Advance shall constitute a representation and warranty by each Loan Party (as to each Loan Document to which it is a party), that:

        (i)The representations and warranties contained in this Agreement and contained in each other Loan Document are correct on and as of the date of such Tranche C Advance as though made on and as of the such date,

        (ii)No event has occurred and is continuing, or would result from such Tranche C Advance which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both,

        (iii)The aggregate principal amount of the Advance outstanding, after giving effect to such Tranche C Advance, does not exceed the Borrowing Base.

        and (b) the Bank shall have received such other approvals, opinions or documents as it may reasonably request.

        Section 2.06.Amendment to Section 4.01(k). Section 4.01(k) of the Term Loan Agreement is hereby amended to add the following sentence to the end hereof:

        The proceeds of the Tranche C Advances shall be used to finance improvements to the in-line laying facility at the Borrower's Bethune, South Carolina plant.

        Section 2.07.Amendment to Section 6.01. The phrase "Additional Advance" as used in Section 6.01 of the Term Loan Agreement is hereby amended to mean, for purposes of Section 6.01 only, the Tranche C Advances.

        Section 2.08.Amendment to Existing Definitions in Section 7.01. The definition of the quoted terms set forth below which are set out in Section
7.01 of the Term Loan Agreement are hereby amended in their entirety to read as follows:

        "Advance" means, collectively the Previous Advances and the Tranche C Advances.

        "Interest Period" has the meaning set forth in Section 1.03.

        "Note" means the note described in Section 1.05, and all amendments, restatements, extensions and other modifications thereof.

        "Term Federal Funds Rate" has the meaning set forth in Section 1.03.

        Section 2.09.Addition of Defined Terms to Section 7.10 . Section 7.01 of the Term Loan Agreement is further amended by the addition of the following definitions:

        "Fixed Rate Advance" has the meaning set forth in Section 1.03.

        "Previous Advances" has the meaning set forth in Section 1.01.

        "Tranche C Advance" has the meaning set forth in Section 1.01.

        "Third Closing Date" means July 22, 1994.

        Section 2.10.Amendment to Section 8.04(b). The phrase "the Interest Period" in the sixth line of Section 8.04(b) of the Term Loan Agreement is hereby amended to read "an Interest Period".

        Section 2.11. Amendment to Exhibit A. Exhibit A to the Term Loan Agreement is amended in its entirety to read as set forth on Exhibit A attached hereto.

                                  ARTICLE III

                       Amendments to Collateral Documents
                           (Including the Mortgages)

        Section 3.01.Amendment to Obligations. Effective as of the date hereof, each Collateral Document (including the Mortgages) is hereby amended to provide that the obligations secured or guaranteed thereby include without limitation, the obligations, indebtedness and liability of the Borrower arising in connection with the Term Loan Increase, under this Amendment and under the Amended and Restated Term Note, whether for principal, interest, fees (including attorneys' fees), premium, commissions, expenses or otherwise (collectively, the "New Obligations") and in furtherance of the foregoing, the parties hereto agree to and acknowledge the following:

        (a)The term "Credit Agreements" as defined in each Collateral Document includes, without limitation, the Term Loan Agreement as amended hereby; the term "Loan Documents", as defined in each Collateral Document includes, without limitation, this Amendment and the Amended and Restated Term Note; the term "Term Loan Advance" and the term "Advances" as defined in each Collateral Document includes, without limitation, each Tranche C Advance; and the term "Notes" as defined in each Collateral Document includes, without limitation, the Amended and Restated Term Note.

        (b)The term "Obligations" as defined in each Collateral Document includes, without limitation, the "New Obligations".

        (c)The Collateral Pledge Agreement dated October 17, 1984, executed by Borrower, Cal-Maine Farms and Egg Products, as the same has been amended, shall secure, in addition to the other obligations secured thereby, the New Obligations and upon any Event of Default, the Agent shall have the right, but not the duty, to exercise all remedies provided for in the Collateral Pledge Agreement on behalf of Trust Company and itself.

Section 3.02.Amendment to Borrower Security Agreement. Schedule 1 to the Borrower Security Agreement is hereby amended to read in its entirety as set forth on Schedule 3 hereto.

Section 3.03Ratification of Assignment of Leasehold. The Borrower and each Guarantor agree and acknowledge that the term "Collateral Documents" as defined in that certain Amendment to Loan Documents dated May 1, 1992 among Sunnyside and the parties hereto incudes, without limitation, that certain Assignment of Leasehold Interests described as item (5) in Schedule 1 hereto.

                                   ARTICLE IV

                      Amendment to Intercreditor Agreement

        Section 4.01.Amendment to Intercreditor Agreement. Effective as of the date hereof, the following definitions contained in the Intercreditor Agreement are hereby amended as follows:

        (a)The term "Obligations", as defined in the Intercreditor Agreement, is hereby amended to include, without limitation, the New Obligations.

        (b)The term "Credit Agreements", as defined in the Intercreditor Agreement, is hereby amended to include, without limitation, the Term Loan Agreement as amended by this Amendment.

        (c)The term "Loan Documents", as defined in the Intercreditor Agreement is hereby amended to include, without limitation, this Amendment and the Amended and Restated Term Note.

        (d)The term "Term Obligations", as defined in the Intercreditor Agreement is hereby amended to include, without limitation, the New Obligations.

                                   ARTICLE V

                 Ratifications, Representations and Warranties

        Section 5.01.Ratifications.   The terms and provisions set forth in
this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents (including all amendments thereto which include, without limitation, that certain Amendment to Loan Documents dated May 1, 1992 and that certain Second Amendment to Loan Documents dated November 5, 1993, both as filed in the real property records where the Mortgages are filed as described on Schedule 1 [the "Previous Amendments"] and each of which are hereby incorporated herein by this reference as if set forth herein in their entirety) are ratified and confirmed and shall continue in full force and effect. The liens, security interests and assignments created and evidenced by the Loan Documents are valid and existing liens, security interests and assignments of the respective priority recited in the Loan Documents and no party hereto has any claims, offsets, defenses or counterclaims to the terms and provisions of the Loan Documents or arising out of any acts or omissions of any party with respect thereto. Each of the parties hereto agree that the Loan Documents, as amended hereby and by the other Previous Amendments, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        Section 5.02.Representations and Warranties. To induce Rabobank Nederland and Trust Company to modify the Loan Documents as herein set forth, the Borrower and each Guarantor represents and warrants to Rabobank Nederland and Trust Company that:

        (a)The representations and warranties of the Borrower and each Guarantor contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof.

        (b)No Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and the Borrower and each Guarantor is in full compliance with all covenants and agreements binding on them contained in the Loan Documents, as amended hereby.

        (c)The execution, delivery, and performance by it of this Amendment and the Amended and Restated Term Note, as applicable, have been duly authorized by all requisite action on its part and do not and will not violate or conflict with its articles of incorporation or bylaws or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien (except as provided herein) upon any of its revenues or assets pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which it or any of its properties is bound.

        (d)This Amendment and the Amended and Restated Term Note constitute its legal, valid, and binding obligations, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

        (e)No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for its execution, delivery, or performance of this Amendment or the Amended and Restated Term Note or the validity or enforceability thereof.

        (f)No statement, information, report, representation, or warranty made by it in this Amendment or furnished to Rabobank Nederland or Trust Company in connection with this Amendment or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it which has a material adverse effect, or which might in the future have a material adverse effect, on its business, condition (financial or otherwise), operations, prospects, or properties that has not been disclosed in writing to Rabobank Nederland and Trust Company.

                                   ARTICLE VI

                                 Miscellaneous

        Section 6.01.Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Rabobank Nederland or Trust Company or any closing shall affect the representations and warranties or the right of Rabobank Nederland or Trust Company to rely upon them.

        Section 6.02.Reference to Loan Documents. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the Loan Documents amended hereby shall mean a reference to such Loan Documents as amended hereby.

        Section 6.03.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 6.04.Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the state of New York except to the extent that the provisions of the Loan Documents are governed by the laws of another state, the amendment to those provisions pursuant hereto shall be governed by the laws of such other state.

        Section 6.05.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Rabobank Nederland and Trust Company.

        Section 6.06.Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 6.07.Effect of Waiver. No consent or waiver, express or implied, by Rabobank Nederland, the Agent or Trust Company to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

        Section 6.08.Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 6.09.Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

                 Executed as of the date first written above.

 Attest:                                                 CAL-MAINE FOODS, INC.
                                                         CAL-MAINE EGG PRODUCTS, INC.
                                                         CAL-MAINE FARMS, INC.


                                                         BY:
 -----------------------------------------------------      -------------------------------------------------
          James H. Neeld, III                                    B. J. Raines
          Assistant Secretary                                    Vice President of Borrower and each
                                                                 Guarantor
 (Seal of Cal-Maine Foods)





 (Seal of Cal-Maine Farms)





 (Seal of Cal-Maine Egg Products, Inc.)





 Signed and acknowledged in the presence of:


 -----------------------------------------------------
 Witness


 -----------------------------------------------------
 Witness

 Signed and acknowledged in the presence of:             TRUST COMPANY BANK



 -----------------------------------------------------
 Witness                                                 BY:
                                                            -------------------------------------------------
                                                                 Name:
                                                                       --------------------------------------
                                                                 Title:
 -----------------------------------------------------                 --------------------------------------
 Witness

                                                         BY:
                                                            -------------------------------------------------
                                                                 Name:
                                                                       --------------------------------------
                                                                 Title:
                                                                       --------------------------------------





 Signed and acknowledged in the presence of:             COOPERATIEVE CENTRALE RAIFEISSEN-BOERENLEENBANK B.A.
                                                         "RABOBANK NEDERLAND", NEW YORK BRANCH; individually
                                                         and as Agent


                                                         By:
                                                            -------------------------------------------------
                                                                 Jess E. Jarratt
 -----------------------------------------------------           Vice President
 Witness


 -----------------------------------------------------
 Witness                                                 By:
                                                            -------------------------------------------------
                                                            Name:
                                                                 --------------------------------------------
                                                            Title:
                                                                  -------------------------------------------

                          STATE OF ____________Section
                                    Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, B.J. Raines, well known by me to be Vice President of CAL-MAINE FOODS, INC., a Delaware corporation and, CAL-MAINE EGG PRODUCTS, INC., a Delaware corporation and CAL-MAINE FARMS, INC., a Delaware corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporations so to do.

        Given under my hand and official seal on this ____ day of July 1994.



                                 Notary Public

                             My Commission Expires:





                          STATE OF MISSISSIPPI Section
                                    Section
                            COUNTY OF HINDS Section

        I, _______________, a Notary Public in and for said County and State, certify that James H. Neeld, III personally appeared before me this day and acknowledged that he is an Assistant Secretary of CAL-MAINE FOODS, INC., CAL-MAINE EGG PRODUCTS, INC. AND CAL-MAINE FARMS, INC., each a Delaware corporation, and that by authority duly given and as the act of each corporation, the foregoing instrument was signed in each such corporations' name by its Vice President, sealed with its corporate seal and attested by himself as Assistant Secretary of each such corporation.

        WITNESS my hand and notarial seal, this the _______ day of _________, 1994.

                                   (S E A L)
                            Notary Public - State of
                             My Commission Expires:

                         Printed Name of Notary Public

                          STATE OF ____________Section
                                    Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of TRUST COMPANY BANK, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this ____ day of July 1994.



                                 Notary Public

                             My Commission Expires:





                          STATE OF ____________Section
                                    Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of TRUST COMPANY BANK, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this ____ day of July 1994.



                                 Notary Public

                             My Commission Expires:




                          STATE OF ____________Section

                                    Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, Jess E. Jarratt, well known by me to be a Vice President of COOPERATIEVE CENTRALE RAIFEISSEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this ____ day of July 1994.


                                 Notary Public

                             My Commission Expires:




                          STATE OF ____________Section
                                    Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of
the     jurisdiction aforesaid ________________________, well           known
by me to be ________________________, of COOPERATIEVE CENTRALE RAIFEISSEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this ____ day of July 1994.



                                 Notary Public

                             My Commission Expires:

                       FOURTH AMENDMENT TO LOAN DOCUMENTS


        THIS FOURTH AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), dated as of December 31, 1994, is among CAL-MAINE FOODS, INC. (the "Borrower"), CAL-MAINE EGG PRODUCTS, INC. ("Egg Products"), CAL-MAINE FARMS, INC. ("Cal-Maine Farms" and together with Egg Products herein referred to as the "Guarantors"), TRUST COMPANY BANK ("Trust Company") and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank") and Rabobank, as agent for itself and Trust Company (in such capacity as agent, the "Agent").

                                   RECITALS:

        A.Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990 (such Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement"). Pursuant to the Second Amendment to Amended and Restated Revolving Credit Agreement dated October 1, 1991, Trust Company was substituted as a lender under the Revolving Credit Agreement in the place of Barclays and Barclays is no longer a party to the Revolving Credit Agreement.

        B.The Borrower and Rabobank have entered into that certain Amended and Restated Term Loan Agreement dated as of May 29, 1990 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Term Loan Agreement").

        C.The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of December 1, 1987 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Egg Facility Reimbursement Agreement").

        D.The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of May 1, 1992 (as the same may be amended or otherwise modified, herein the "Dairy Facility Reimbursement Agreement" and the Dairy Facility Reimbursement Agreement collectively with the Revolving Credit Agreement, the Term Loan Agreement and the Egg Facility Reimbursement Agreement, herein the "Credit Agreements").

        E.The Borrower has executed and delivered that certain Term Loan Note dated November 5, 1993 payable to the order of Rabobank in the original principal amount of $1,000,000 (as the same may be amended or otherwise modified, therein the "New Term Note").

        F.To secure certain of the obligations and indebtedness of the Borrower to each of Rabobank, Trust Company and the Agent under the Credit Agreements, the New Term Note and the other documents executed in connection therewith, the Borrower, Sunnyside Eggs, Inc. ("Sunnyside") and the Guarantors executed certain guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages (as more fully described and identified in the Credit Agreements, and as the same have been or may hereafter be amended or otherwise modified, all such guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages other than the Sunnyside Guaranty and the Sunnyside Security Agreement, are herein referred as the "Collateral Documents"). The Collateral Documents include, without limitation, the deeds of trust, mortgages and assignment of leasehold interests described on Schedule 1 hereto which are filed in the real property records of the jurisdictions listed on Schedule 1 as indicated therein (the "Mortgages"). The Mortgage filed in Reno County Kansas encumbers the real property described on
Schedule 2 hereto.

        G.Sunnyside has dissolved and is no longer in existence and all of its assets have been transferred to Borrower, subject to the Liens created by the Sunnyside Security Agreement and, pursuant to the Second Amendment to Loan Documents dated as of November 5, 1993, Borrower has assumed all of the Obligations of Sunnyside under the Sunnyside Security Agreement.

        H.To facilitate the collateral arrangements contemplated by the Collateral Documents, Rabobank and Barclays have entered into that certain Intercreditor Agreement dated May 29, 1990 (as such agreement has been and may hereafter be amended or otherwise modified, herein the "Intercreditor Agreement"). Barclays assigned all its right, title and interest in and to the Intercreditor Agreement to Trust Company and Barclays is no longer a party thereto.

        I.The Borrower has requested that Rabobank and Trust Company amend the Revolving Credit Agreement to extend the Termination Date thereunder and amend all the Credit Agreements to change the cash flow coverage ratio covenant set forth therein. In order to induce Rabobank and Trust Company to agree to such amendments, the parties hereto now desire to enter into this Amendment.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

        Section 1.01.Definitions.   Capitalized terms used in this Amendment,
to the extent not otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement;

provided that the term "Loan Documents" as used herein shall have the meaning as set forth in the Mortgage described as item (3) on Schedule 1 hereto.

                                   ARTICLE II

                                   Amendments

        Section 2.01.Amendment to Section 7.01 of the Revolving Credit Agreement. The definition of the term "Termination Date" set forth in Section
7.01 of the Revolving Credit Agreement is hereby amended in its entirety to read as follows:

        "Termination Date" means December 31, 1996 or the earlier date of the termination in whole of the Commitment pursuant to Sections 1.04 or 6.02.

        Section 2.02.Cash Flow Coverage Ratio. The positive cash flow coverage ratio covenant added to each of the Credit Agreements pursuant to that certain Second Amendment to Loan Documents (including modifications to Mortgages and Deeds of Trust) dated November 15, 1993 among the parties hereto, is hereby amended in each Credit Agreement to read in its entirety as follows:

        Cash Flow Coverage Ratio. Maintain a ratio of Operating Cash Flow to Fixed Charges of 1.25 to 1.0. As used herein the following terms shall have the following meanings:

        "Fixed Charges" means, as of any date of determination, the sum of the following for the Borrower and the Subsidiaries (calculated without duplication on a consolidated basis) for the completed four quarter period immediately proceeding the date of determination: (i) all cash interest paid or payable for such period; and (ii) the current maturities of long term Debt as carried on the Borrower's consolidated balance sheet as of the date of determination (including payments made under capital leases).

        "Operating Cash Flow" means, as of any date of determination, the sum of (A) plus (B), with

        (A) equal to the quotient obtained by dividing by 3 the sum of (i) the net income of Borrower and the Subsidiaries determined on a consolidated basis for the completed twelve quarter period immediately proceeding the date of determination plus (ii), to the extent deducted in determining net income, all cash franchise and income taxes paid or payable by Borrower and the Subsidiaries during the completed twelve quarter period immediately proceeding the date of determination and with

        (B) equal to the sum of, but without duplication and only in each case to the extent deducted in determining net income, (i) depreciation and amortization expenses for the completed four quarter period immediately proceeding the date of determination; plus (ii) all cash interest paid or payable by Borrower and the

Subsidiaries for the completed fourth quarter period immediately proceeding the date of determination;

                                  ARTICLE III

                 Ratifications, Representations and Warranties

        Section 3.01.Ratifications.   The terms and provisions set forth in
this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents (including all amendments thereto which include, without limitation, that certain Amendment to Loan Documents dated May 1, 1992, that certain Second Amendment to Loan Documents dated November 5, 1993 and that certain Third Amendment to Loan Documents dated July 22, 1994, all as filed in the real property records where the Mortgages are filed as described on Schedule 1 [the "Previous Amendments"] and each of which are hereby incorporated herein by this reference as if set forth herein in their entirety) are ratified and confirmed and shall continue in full force and effect. The liens, security interests and assignments created and evidenced by the Loan Documents are valid and existing liens, security interests and assignments of the respective priority recited in the Loan Documents and no party hereto has any claims, offsets, defenses or counterclaims to the terms and provisions of the Loan Documents or arising out of any acts or omissions of any party with respect thereto. Each of the parties hereto agree that the Loan Documents, as amended hereby and by the other Previous Amendments, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        Section 3.02.Representations and Warranties. To induce Rabobank and Trust Company to modify the Loan Documents as herein set forth, the Borrower and each Guarantor represents and warrants to Rabobank and Trust Company that:

        (a)The representations and warranties of the Borrower and each Guarantor contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof.

        (b)No Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and the Borrower and each Guarantor is in full compliance with all covenants and agreements binding on them contained in the Loan Documents, as amended hereby.

        (c)The execution, delivery, and performance by it of this Amendment have been duly authorized by all requisite action on its part and do not and will not violate or conflict with its articles of incorporation or bylaws or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien (except as provided herein) upon any of its revenues or assets pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which it or any of its properties is bound.

        (d)This Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

        (e)No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for its execution, delivery, or performance of this Amendment or the validity or enforceability thereof.

        (f)No statement, information, report, representation, or warranty made by it in this Amendment or furnished to Rabobank or Trust Company in connection with this Amendment or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it which has a material adverse effect, or which might in the future have a material adverse effect, on its business, condition (financial or otherwise), operations, prospects, or properties that has not been disclosed in writing to Rabobank and Trust Company.


                                   ARTICLE VI

                                 Miscellaneous

        Section 4.01.Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Rabobank or Trust Company or any closing shall affect the representations and warranties or the right of Rabobank or Trust Company to rely upon them.

        Section 4.02.Reference to Credit Agreements. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the Credit Agreements shall mean a reference to such Credit Agreements as amended hereby.

        Section 4.03.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 4.04.Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the state of New York except to the extent that the provisions of the Loan Documents are governed by the laws of another state, the amendment to those provisions pursuant hereto shall be governed by the laws of such other state.

        Section 4.05.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Rabobank and Trust Company.

        Section 4.06.Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 4.07.Effect of Waiver. No consent or waiver, express or implied, by Rabobank, the Agent or Trust Company to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

        Section 4.08.Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 4.09.Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

        Executed as of the date first written above.

 Attest:                                                 CAL-MAINE FOODS, INC.
                                                         CAL-MAINE EGG PRODUCTS, INC.
                                                         CAL-MAINE FARMS, INC.


                                                         BY:
 -----------------------------------------------------      -------------------------------------------------
          James H. Neeld, III                                    B. J. Raines
          Assistant Secretary                                    Vice President of Borrower and each
                                                                 Guarantor
 (Seal of Cal-Maine Foods)





 (Seal of Cal-Maine Farms)





 (Seal of Cal-Maine Egg Products, Inc.)





 Signed and acknowledged in the presence of:


 -----------------------------------------------------
 Witness


 -----------------------------------------------------
 Witness

 Signed and acknowledged in the presence of:             TRUST COMPANY BANK



 -----------------------------------------------------
 Witness                                                 BY:
                                                            -------------------------------------------------
                                                                 Name:
                                                                       --------------------------------------
                                                                 Title:
 -----------------------------------------------------                 --------------------------------------
 Witness

                                                         BY:
                                                            -------------------------------------------------
                                                                 Name:
                                                                       --------------------------------------
                                                                 Title:
                                                                       --------------------------------------





 Signed and acknowledged in the presence of:             COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
                                                         "RABOBANK NEDERLAND", NEW YORK BRANCH; individually
                                                         and as Agent


                                                         By:
                                                            -------------------------------------------------
                                                                 Jess E. Jarratt
 -----------------------------------------------------           Vice President
 Witness


 -----------------------------------------------------
 Witness                                                 By:
                                                            -------------------------------------------------
                                                            Name:
                                                                 --------------------------------------------
                                                            Title:
                                                                  -------------------------------------------

                         STATE OF ____________Section
                                   Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, B.J. Raines, well known by me to be Vice President of CAL-MAINE FOODS, INC., a Delaware corporation and, CAL-MAINE EGG PRODUCTS, INC., a Delaware corporation and CAL-MAINE FARMS, INC., a Delaware corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporations so to do.

        Given under my hand and official seal on this ____ day of December
1994.



                                 Notary Public

                             My Commission Expires:





                          STATE OF MISSISSIPPI Section
                                    Section
                            COUNTY OF HINDS Section

        I, _______________, a Notary Public in and for said County and State, certify that James H. Neeld, III personally appeared before me this day and acknowledged that he is an Assistant Secretary of CAL-MAINE FOODS, INC., CAL-MAINE EGG PRODUCTS, INC. AND CAL-MAINE FARMS, INC., each a Delaware corporation, and that by authority duly given and as the act of each corporation, the foregoing instrument was signed in each such corporations' name by its Vice President, sealed with its corporate seal and attested by himself as Assistant Secretary of each such corporation.

        WITNESS my hand and notarial seal, this the _______ day of December
1994.

                                   (S E A L)
                            Notary Public - State of
                             My Commission Expires:

                         Printed Name of Notary Public

                          STATE OF ____________Section
                                    Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of TRUST COMPANY BANK, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this ____ day of December
1994.



                                 Notary Public

                             My Commission Expires:





                          STATE OF ____________Section
                                    Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of TRUST COMPANY BANK, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this ____ day of December
1994.



                                 Notary Public

                             My Commission Expires:




                          STATE OF ____________Section

                                    Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, Jess E. Jarratt, well known by me to be a Vice President of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this ____ day of December
1994.


                                 Notary Public

                             My Commission Expires:




                          STATE OF ____________Section
                                    Section
                          COUNTY OF ___________Section

        This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

        Given under my hand and official seal on this ____ day of December
1994.



                                 Notary Public

                             My Commission Expires:

                       FIFTH AMENDMENT TO LOAN DOCUMENTS
           (including Modifications to Mortgages and Deeds of Trust)

         THIS FIFTH AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), dated as of April 14, 1995, is among CAL-MAINE FOODS, INC. (the "Borrower"), CAL-MAINE EGG PRODUCTS, INC. ("Egg Products"), CAL-MAINE FARMS, INC. ("Cal-Maine Farms" and together with Egg Products herein referred to as the "Guarantors"), TRUST COMPANY BANK ("TCB"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank"), HARRIS TRUST AND SAVINGS BANK ("Harris" and collectively with Rabobank and Trust Company, herein the "Banks") and Rabobank, as agent for itself and TCB (in such capacity as agent, the "Agent").

                                   RECITALS:

         A. Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990 (such Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement"). Pursuant to the Second Amendment to Amended and Restated Revolving Credit Agreement dated October 1, 1991, TCB was substituted as a lender under the Revolving Credit Agreement in the place of Barclays and Barclays is no longer a party to the Revolving Credit Agreement.

         B. The Borrower and Rabobank have entered into that certain Amended and Restated Term Loan Agreement dated as of May 29, 1990 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Term Loan Agreement").

         C. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of December 1, 1987 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Egg Facility Reimbursement Agreement").

         D. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of May 1, 1992 (as the same may be amended or otherwise modified, herein the "Dairy Facility Reimbursement Agreement").

         E. The Borrower has executed and delivered that certain Term Loan Note dated November 5, 1993 payable to the order of Rabobank in the original principal amount of $1,000,000 (as the same may be amended or otherwise modified, therein the "New Term Note" and the New Term Note, collectively with the Dairy Facility Reimbursement Agreement, the Revolving Credit Agreement, the Term Loan Agreement and the Egg Facility Reimbursement Agreement, herein the "Existing Credit Agreements").

         F. To secure certain of the obligations and indebtedness of the Borrower to each of Rabobank, TCB and the Agent under the Existing Credit Agreements and the other documents executed in connection therewith, the Borrower and the Guarantors executed certain guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages (as more fully described and identified in the Existing Credit Agreements, and as the same have been or may hereafter be amended or otherwise modified, all such guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages are herein referred as the "Collateral Documents"; the properties in which liens are granted pursuant thereto, herein the "Collateral"; all the Collateral Documents excluding the deed of trust described as item (4) on Schedule 1 hereto and the assignments of leasehold interest described as items (5) and (6) on Schedule 1 hereto, herein the "Shared Collateral Documents"; and the properties in which liens are granted pursuant to the Shared Collateral Documents herein the "Shared Collateral"). The Collateral Documents include, without limitation, the deeds of trust, mortgages and assignments of leasehold interest described on Schedule 1 hereto which are filed in the real property records of the jurisdictions listed on
Schedule 1 as indicated therein (the "Mortgages"). The Mortgage filed in Reno County Kansas encumbers the real property described on Schedule 2 hereto.

         G. To facilitate the collateral arrangements contemplated by the Shared Collateral Documents, Rabobank and Barclays have entered into that certain Intercreditor Agreement dated May 29, 1990 (as such agreement has been and may hereafter be amended or otherwise modified, herein the "Original Intercreditor Agreement"). Barclays assigned all its right, title and interest in and to the Original Intercreditor Agreement to TCB and Barclays is no longer a party thereto.

         H. The Borrower and the Guarantors have requested that Harris extend credit to Borrower pursuant to that certain Facility Agreement dated the date hereof (as the same may be amended, herein the "Harris Credit Agreement" and collectively with the Existing Credit Agreements, herein the "Credit Agreements").

         I. To induce Harris to extend credit under the Harris Credit Agreement from time to time, Borrower and Guarantors have agreed to provide liens in the Shared Collateral to secure the obligations, indebtedness and liabilities of the Borrower and Guarantors to Harris arising under the Harris Credit Agreement and the documents executed pursuant thereto and to facilitate the foregoing the Banks have entered into that certain Amended and Restated Intercreditor Agreement dated the date hereof (the "New Intercreditor Agreement") to amend and restated the Original Intercreditor Agreement in its entirety so that Rabobank is appointed as agent for not only itself and TCB but also for Harris with respect to the Shared Collateral and the Shared Collateral Documents and to set forth the Bank's respective rights and interests in and to the Shared Collateral.

         J. The Borrower, the Banks and Agent desire to entre into this Amendment to amend the Loan Documents (as defined below), for among other purposes, to provide that the obligations, indebtedness and liabilities owed to Harris under the Harris Credit Agreement are secured by the Shared Collateral and to induce Rabobank, the Agent and TCB to agree to the foregoing.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.01.    Definitions.   Capitalized terms used in this
Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement; provided that the term "Loan Documents" as used herein shall have the meaning as set forth in the New Intercreditor Agreement.

                                   ARTICLE II

                    Amendments to Revolving Credit Agreement

         Section 2.01. Amendment to Section 1.01. Effective as of the date hereof, Section 1.01 of the Revolving Credit Agreement is hereby amended in its entirety to read as follows:

                 SECTION 1.01 The Advances. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make advances
         (such advances, collectively with the Existing Advances herein the "Advances") to the Borrower from time to time during the period from the date hereof to and including the Termination Date (this and certain other capitalized terms are defined in Section
         7.01), provided that (a) at any time the aggregate outstanding amount of the Advances and Credit Liabilities shall not exceed the lesser of
         (i) the Revolving Credit Commitments, as such amount may be reduced pursuant to Section 1.04, or (ii) the sum of the Borrowing Base minus the aggregate outstanding principal amount of advances made by Harris Trust and Savings Bank to Borrower under the terms of that certain Facility Agreement dated April 14, 1995 (the sum of the foregoing, herein the "Adjusted Borrowing Base"); (b) at any time the aggregate outstanding amount of a Bank's Advances and its Pro Rata Part (determined based on the Revolving Credit Commitments) of the Credit Liabilities shall not exceed its Revolving Credit Commitment; and (c) at all times the aggregate outstanding amount of the advances made by a Bank shall never be less than an amount equal to the sum of its Pro Rata Part (determined based on the Revolving Credit Commitments) of the then aggregate outstanding amount of all Advances minus up to $500,000.00. Each Advance shall be in an amount not less than $250,000.00. Each Bank, subject to the other terms hereof, shall have an obligation to make only the Advances requested from such Bank by Borrower, whether or not the other Bank makes its Advances to Borrower. Within the limits of the Revolving Credit Commitments, the Borrower may borrow, prepay pursuant to Section 2.02 and reborrow under this Section 1.01.

         Section 2.02 Amendment to Sections 2.02(a), 3.02(a)(iii) and 3.02(a)(iv). Effective as of the date hereof, the term "Borrowing Base", as used in each place it appears in Sections 2.02(a), 3.02(a)(iii) and 3.02(a)(iv) of the Revolving Credit Agreement is hereby amended to mean the "Adjusted Borrowing Base" as defined in Section 1.01 of the Revolving Credit Agreement, as amended hereby.

         Section 2.03 Amendment to Section 7.01. Effective as of the date hereof, the definition of the term "Pro Rata Part" in Section 7.01 of the Revolving Credit Agreement is hereby amended so that (a) the term "Borrowing Base", as used in each place it appears in such definition means the "Adjusted Borrowing Base" as defined in Section 1.01 of the Revolving Credit Agreement, as amended hereby and (b) the phrase "as well as with respect to proceeds of Collateral" set forth in clause (b) thereof is deleted therefrom.

         Section 2.04 Amendment to Exhibits. Exhibit F to the Revolving Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit A hereto.

                                  ARTICLE III

                       Amendments to Collateral Documents
                           (Including the Mortgages)

         Section 3.01. Amendment to Share Collateral Document. Effective as of the date hereof, each Shared Collateral Document is hereby amended to provide that, subject to the provisions of Subsection 3.01(b) below, the obligations secured or guaranteed thereby include without limitation, the obligations, indebtedness and liabilities of the Borrower and Guarantors arising under or in connection with this Amendment, the Harris Credit Agreement and the Loan Documents relating thereto, whether for principal, interest, fees (including attorneys' fees), premium, commissions, expenses or otherwise (collectively, the "New Obligations") and in furtherance of the foregoing, the parties hereto agree to and acknowledge the following:

                  (a) The term "Credit Agreements" as defined in each Shared Collateral Document includes, without limitation, the Harris Credit Agreement as the same may be amended; the term "Loan Documents", as defined in each Shared Collateral Document includes, without limitation, the Harris Credit Agreement and the promissory note executed pursuant to the Harris Credit Agreement; the term "Advances" as defined in each Shared Collateral Document includes, without limitation, advances made under the terms of the Harris Credit Agreement; and the term "Notes" as defined in each Shared Collateral Document includes, without limitation, the promissory note executed pursuant to the Harris Credit Agreement.

                  (b) The term "Obligations" as defined in each Shared Collateral Document includes, without limitation, the "New Obligations"; provided however, if as of January 1, 1996, Harris has not provided the Borrower with a committed line of credit on substantially the same terms as the line of credit provided under the Revolving Credit Agreement or such other terms as may be approved by TCB and

         Rabobank, then as of such date and at all times thereafter the term "Obligations" as defined in each Shared Collateral Documents shall not (notwithstanding anything to the contrary) include a principal amount of obligations owed to Harris under the Harris Credit
         Agreement in excess of the sum of (i) the principal amount of the obligations owed to Harris under the Harris Credit Agreement as of January 1, 1996 minus (ii) the aggregate amount of all principal repayments made on the obligations owed under the Harris Credit Agreement since January 1, 1996 without giving effect to any increases in such principal amount after January 1, 1996.

                 (c)     The Collateral Pledge Agreement dated October
         17, 1984, executed by Borrower, Cal-Maine Farms and Egg
         Products, as the same has been amended, shall secure, in addition to the other obligations secured thereby, the New Obligations and upon any Event of Default, the Agent shall have the right, but not the duty, to exercise all remedies provided for in the Collateral Pledge Agreement on behalf of the Banks.

                 (d) The terms "Banks" and "Creditors" as defined and used in each Shared Collateral Document and whether used in the singular or the plural, include TCB, Rabobank and Harris.

                 (e) The term "Event of Default" as defined and used in each Shared Collateral Document includes, without limitation, an "Event of Default" as defined in the Harris Credit Agreement.

                 (f) The term "Intercreditor Agreement" as defined and used in each Shared Collateral Document means the New Intercreditor Agreement.

         Notwithstanding the foregoing, for purposes of the exception in the last "Whereas" clause on page 4 of the New Mortgages (as defined in the Term Loan Agreement) relating to property located in Alabama only, the Harris Credit Agreement and the promissory note executed in connection therewith shall be deemed to be part of the Revolving Credit Agreement and the Revolving Credit Notes.

         Section 3.02. Amendment to Collateral Document. Effective as of the date hereof, each Collateral Document is hereby amended, so that the term "Loan Documents" as used therein, includes, without limitation, this Amendment.

                                   ARTICLE IV

                 Ratifications, Representations and Warranties

         Section 4.01.    Ratifications.   The terms and provisions set forth
in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents (including all amendments thereto which include, without limitation, that certain Amendment to Loan Documents dated May 1, 1992, that certain Second Amendment to Loan Documents dated November 5, 1993 and that certain

Third Amendment to Loan Documents dated July 22, 1994, all as filed in the real property records where the Mortgages are filed as described on Schedule 1 and that certain Fourth Amendment to Loan Documents dated December 31, 1994 which is attached hereto as Exhibit B, [collectively, the "Previous Amendments"] and each of which are hereby incorporated herein by this reference as if set forth herein in their entirety) are ratified and confirmed and shall continue in full force and effect. The liens, security interests and assignments created and evidenced by the Loan Documents are valid and existing liens, security interests and assignments of the respective priority recited in the Loan Documents and no party hereto has any claims, offsets, defenses or counterclaims to the terms and provisions of the Loan Documents or arising out of any acts or omissions of any party with respect thereto. Each of the parties hereto agree that the Loan Documents, as amended hereby and by the Previous Amendments, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 4.02. Representations and Warranties. To induce Rabobank and TCB to modify the Loan Documents as herein set forth and to induce Harris to enter into the Harris Credit Agreement and this Amendment, the Borrower and each Guarantor represents and warrants to the Banks that:

                 (a) The representations and warranties of the Borrower and each Guarantor contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof.

                 (b) No Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and the Borrower and each Guarantor is in full compliance with all covenants and agreements binding on them contained in the Loan Documents, as amended hereby.

                 (c) The execution, delivery, and performance by it of this Amendment have been duly authorized by all requisite action on its part and do not and will not violate or conflict with its articles of incorporation or bylaws or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien (except as provided herein) upon any of its revenues or assets pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which it or any of its properties is bound.

                 (d) This Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                 (e) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for its execution, delivery, or performance of this Amendment or the validity or enforceability thereof.

                 (f) No statement, information, report, representation, or warranty made by it in this Amendment or furnished to any Bank in connection with this Amendment or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it which has a material adverse effect, or which might in the future have a material adverse effect, on its business, condition (financial or otherwise), operations, prospects, or properties that has not been disclosed in writing to the Banks.

                 (g) Borrower no longer owns any stock in Seaboard Foods, Inc. and therefore, that certain Stock Pledge Agreement dated
         May 15, 1986 executed by Borrower to Rabobank, which has been assigned to Agent, is no longer in effect.

         Section 4.03 Independence of Covenants. All financial and other covenants in the Loan Documents shall be given independent effect so that if the additional Debt to be incurred under the Harris Credit Agreement results at any time in the violation of any of those financial covenants or any other such covenants to the extent not specifically addressed herein, the fact that the Banks have entered into this Amendment shall not avoid the occurrence of any Potential Default or any Event of Default resulting therefrom.

                                   ARTICLE V

                                 Miscellaneous

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by any Bank or any closing shall affect the representations and warranties or the right of each Bank to rely upon them.

         Section 5.02. Reference to Loan Documents. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the other Loan Documents shall mean a reference to such other Loan Documents as amended hereby.

         Section 5.03. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.04. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the state of New York except to the extent that the provisions of the Loan Documents are governed by the laws of another state, the amendment to those provisions pursuant hereto shall be governed by the laws of such other state.

         Section 5.05. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 5.06. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.07. Effect of Waiver. No consent or waiver, express or implied, by Rabobank, the Agent, TCB or Harris to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.08. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.09. Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         Executed as of the date first written above.

Attest:                                                     CAL-MAINE FOODS, INC.
                                                            CAL-MAINE EGG PRODUCTS, INC.
                                                            CAL-MAINE FARMS, INC.


                                                            By:
----------------------------------------                            ----------------------------------------
James H. Neeld, III                                                 B.J. Raines
Assistant Secretary                                                 Vice President of Borrower and each
                                                                    Guarantor
(Seal of Cal-Maine Foods)
                                                                    Signed and acknowledged in the
                                                                    presence of:

(Seal of Cal-Maine Farms)
                                                                    ----------------------------------------
                                                                    Witness

(Seal of Cal-Maine Egg                                              ----------------------------------------
Products, Inc.)                                                     Witness

Signed and acknowledged in the                                      TRUST COMPANY BANK
presence of:


                                                                    By:
----------------------------------------                                 -----------------------------------
Witness                                                                  Name:
                                                                              --------------------------
                                                                         Title:
                                                                              --------------------------


                                                                    By:
----------------------------------------                                 -----------------------------------
Witness                                                                  Name:
                                                                              --------------------------
                                                                         Title:
                                                                              --------------------------


Signed and acknowledged in the                                      COOPERATIEVE CENTRALE
presence of:                                                        RAIFFEISEN-BOERENLEENBANK B.A.
                                                                    "RABOBANK NEDERLAND", NEW YORK
                                                                    BRANCH; individually and as Agent


                                                                    By:
----------------------------------------                                 -----------------------------------
Witness                                                                  Jess E. Jarratt
                                                                         Vice President

                                                                    By:
----------------------------------------                                 -----------------------------------
Witness                                                                  Name:
                                                                              --------------------------
                                                                         Title:
                                                                              --------------------------


Signed and acknowledged in the                                      HARRIS TRUST AND SAVINGS BANK
presence of:


                                                                    By:
----------------------------------------                                 -----------------------------------
Witness                                                                  Carl A. Blackham
                                                                         Vice President

----------------------------------------
Witness

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, B.J. Raines, well known by me to be Vice President of CAL-MAINE FOODS, INC., a Delaware corporation and, CAL-MAINE EGG PRODUCTS, INC., a Delaware corporation and CAL-MAINE FARMS, INC., a Delaware corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporations so to do.

         Given under my hand and official seal on this ____ day of _______
1995.



                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------





STATE OF MISSISSIPPI      Section
                          Section
COUNTY OF HINDS           Section

         I, _______________, a Notary Public in and for said County and State, certify that James H. Neeld, III personally appeared before me this day and acknowledged that he is an Assistant Secretary of CAL-MAINE FOODS, INC., CAL-MAINE EGG PRODUCTS, INC. AND CAL-MAINE FARMS, INC., each a Delaware corporation, and that by authority duly given and as the act of each corporation, the foregoing instrument was signed in each such corporations' name by its Vice President, sealed with its corporate seal and attested by himself as Assistant Secretary of each such corporation.

         WITNESS my hand and notarial seal, this the _______ day of __________ 1995.

(S E A L)                                   -----------------------------------
                                            Notary Public - State of
My Commission Expires:                                              -----------

---------------------------------           -----------------------------------
                                            Printed Name of Notary Public

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of TRUST COMPANY BANK, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ____ day of ________
1995.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------





STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of TRUST COMPANY BANK, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ____ day of __________ 1995.



                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, Jess E. Jarratt, well known by me to be a Vice President of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ____ day of __________ 1995.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------



STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section


         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________, of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ____ day of ___________ 1995.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, Carl A. Blackham, well known by me to be a Vice President of HARRIS TRUST AND SAVINGS BANK, a savings bank organized under the laws of Illinois, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Third Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ____ day of ___________ 1995.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

                       SIXTH AMENDMENT TO LOAN DOCUMENTS
           (including Modifications to Mortgages and Deeds of Trust)

         THIS SIXTH AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), dated as of June 1, 1995, is among CAL-MAINE FOODS, INC. (the "Borrower"), CAL-MAINE EGG PRODUCTS, INC. ("Egg Products"), CAL-MAINE FARMS, INC. ("Cal-Maine Farms"), CAL-MAINE PARTNERSHIP, LTD. ("CM Partnership" and collectively with Cal-Maine Farms and Egg Products herein referred to as the "Guarantors"), SUNTRUST BANK, ATLANTA, formerly known as Trust Company Bank ("SunTrust"), COOPERATIEVE CENTRALE RAIFFEISENBOERENLEEN BANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank"), HARRIS TRUST AND SAVINGS BANK ("Harris" and collectively with Rabobank and SunTrust, herein the "Banks") and Rabobank, as agent for itself and the Banks (in such capacity as agent, the "Agent").

                                   RECITALS:

         A. Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990 (such Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement"). Pursuant to the Second Amendment to Amended and Restated Revolving Credit Agreement dated October 1, 1991, SunTrust was substituted as a lender under the Revolving Credit Agreement in the place of Barclays and Barclays is no longer a party to the Revolving Credit Agreement.

         B. The Borrower and Rabobank have entered into that certain Amended and Restated Tern Loan Agreement dated as of May 29, 1990 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Term Loan Agreement").

         C. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of December 1, 1987 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Egg Facility Reimbursement Agreement").

         D. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of May 1, 1992 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Dairy Facility Reimbursement Agreement").

         E. The Borrower has executed and delivered that certain Term Loan Note dated November 5, 1993 payable to the order of Rabobank in the original principal amount of $1,000,000 (as the same may be amended or otherwise modified, herein the "New Term Note").

         F. Borrower and Harris have entered into that certain Facility Agreement dated April 14, 1995 (as the same may be amended or otherwise modified, herein the "Harris Credit Agreement" and the Harris Credit Agreement collectively with the New Term Note, the Dairy Facility Reimbursement Agreement, the Revolving Credit Agreement, the Tenn Loan Agreement and the Egg Facility Reimbursement Agreement, herein the "Credit Agreements").

         G. To secure certain of the obligations and indebtedness of the Borrower, Cal-Maine Farms and Egg Products to each of Rabobank, SunTrust, Harris and the Agent under the Credit Agreements and the other documents executed in connection therewith (the "Secured Obligations"), the Borrower, Cal-Maine Farms and Egg Products executed certain guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages (as more fully described and identified in the Credit Agreements, and as the same have been or may hereafter be amended or otherwise modified, all such guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages are herein referred to as the "Collateral Documents"; the properties in which liens are granted pursuant thereto, herein the "Collateral"). The Collateral Documents include, without limitation, the deeds of trust, mortgages and assignments of leasehold interest described on Schedule I hereto which are filed in the real property records of the jurisdictions listed on Schedule I as indicated therein (the "Mortgages"). The Mortgage filed in Reno County Kansas encumbers the real property described on Schedule 2 hereto.

         H. To facilitate the collateral arrangements contemplated by the Collateral Documents, Rabobank, SunTrust, Agent and Harris have entered into that certain Amended and Restated Intercreditor Agreement dated April 14, 1995 (as such agreement may hereafter be amended or otherwise modified, herein the "Intercreditor Agreement").

         I. Cal-Maine Farms desires to transfer to Borrower all of its assets located in Kansas and New Mexico, including, without limitation, all of its interest in the real property described in the Mortgages identified as items 3(d) and 3(e) on Schedule I hereto (the "Kansas/New Mexico Transfers").

         J.      Cal-Maine Farms and Borrower have created CM Partnership as a
Texas limited partnership.   In connection with the formation of CM
Partnership, Borrower and Cal-Maine Farms desires to transfer all the assets each of them owns in Kentucky, Ohio and Texas to CM Partnership, including, without limitation, the real property described in the Mortgages identified as item 3(g), (h) and (i) on Schedule 1 hereto (collectively, the "Partnership Mortgages" and such transfers herein, the "Partnership Transfers"); provided that the documentation effectuating the transfers in Kentucky and Ohio will not be recorded in the applicable real property records. In return for the Partnership Transfers, Cal-Maine Farms shall require a 99% limited partnership interest in CM Partnership and Borrower shall obtain a 1% general partnership interest in CM Partnership.

         K. Borrower also desires to transfer all its assets located in Alabama, Arkansas, North Carolina and South Carolina to Cal-Maine Farms, including, without limitation, all of its interest in the real property described in the Mortgages identified as items (1), (2), (3)(a), (b), (c) and
(f) on Schedule I hereto (the "Other Transfers", the Other Transfers, the Partnership Transfers and the Kansas/New Mexico Transfers herein collectively, the "Transfers" and the Mortgages identified as items (1), (2), (3)(a), (b),
(c) and (f) on Schedule 1 herein the "Additional Mortgages"); provided, that, the documentation effectuating the transfers in Alabama, Arkansas and North Carolina will not be filed of record in the applicable real property records.

         L. Borrower and Guarantors have requested that the Banks and Agent consent to the Transfers and otherwise modify the Loan Documents as herein set forth and the Banks and Agent have agreed to do so subject to and on the terms and conditions herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement; provided that the term "Loan Documents" as used herein shall have the meaning as set forth in the Intercreditor Agreement.

                                   ARTICLE II

                              Consent to Transfers

         Section 2.01 Consent to Transfers. Subject to and upon the terms and conditions set forth in this Amendment and notwithstanding anything in any Loan Document to the contrary, the Banks and Agent hereby consent to the Transfers and agree that the Transfers shall not constitute a default or an event of default under any Loan Document. Each party receiving a Transfer (herein a "Transferee") specifically agrees and acknowledges that the Transfers are made subject to the liens and security interests created by the Collateral Documents.

         Section 2.02 Assumption of Obligations Under Collateral Documents. As successor in interest as a result of the Transfers and in consideration for the Transfers, each Transferee agrees that it is a party to the Collateral Documents which encumber the assets it acquired in the Transfers (such Collateral Documents herein, as it applies to any Transferee, the "Existing Collateral Documents") to the same extent as the applicable transferor (i.e., the party from whom the applicable assets were acquired in the Transfer and herein a "Transferor") was prior to the date hereof, notwithstanding any defense, claim, counterclaim or offset any such Transferor may have or have had thereto. Each Transferee hereby expressly assumes all obligations, indebtedness and liability of its Transferor relating to the Transfers under the Existing Collateral Documents applicable to the assets it acquired in the Transfers, including, without limitation, all the obligations as the "Grantor" under such Existing Collateral Document. Without limiting the generality of the foregoing and as a result thereof, CM Partnership agrees that it is the "Grantor" under the Partnership Mortgages and Cal-Maine Farms agrees that it is the "Grantor" under the Additional Mortgages.

         Section 2.03 Confirmation of Liens and Security Interests. Each Transferee expressly renews, carries forward, and extends the liens upon the assets it acquired in the Transfers and all other liens created by the Existing Collateral Documents applicable to it. Notwithstanding the foregoing, in the event that all or any portion of the Secured Obligations is not or cannot be secured by the Existing Collateral Documents as assumed by the Transferees, it is understood and agreed that in consideration of the Banks' and Agent's agreement to enter into this Amendment, for Ten and No/100 Dollars ($10.00) and for other consideration the receipt and sufficiency of which is hereby acknowledged, each Transferee does hereby GRANT, BARGAIN, SELL, MORTGAGE, WARRANT, CONVEY, ALIENATE, REMISE, RELEASE, TRANSFER, ASSIGN, GRANT A SECURITY INTEREST IN, SET OVER, DELIVER AND CONFIRM unto Mortgagee or Trustee (as both are defined in the Mortgages), its successors, assigns or substitutes, for the benefit of the Banks and Agents, the Premises and the Collateral (as such terms are defined in the applicable Existing Collateral Documents), to have and to hold together with all rights, hereditaments and appurtenances in any way pertaining to or belonging thereto, forever. This conveyance is given to secure the payment of the Secured Obligations and all renewals, extensions, increases and other modifications thereof or any part thereof. All provisions contained in the applicable Existing Collateral Documents as modified by this Amendment, are incorporated in the terms and provisions of this Section 2.03.

         Section 2.04 Non-Release. Notwithstanding the foregoing assumptions, each Transferor agrees that it shall remain liable under the Existing Collateral Documents to which it is a party to the same extent as if the Transfers and such assumptions had not occurred.

                                  ARTICLE III

                       Modification to Credit Agreements

         Section 3.01     Amendment to Definitions.

                 (a) Effective as of the date hereof, each of the Credit Agreements (other than the Harris Credit Agreement) are hereby amended to add the following definitions:

                          "CM Partnership" means Cal-Maine Partnership, Ltd., a
                 limited partnership.

                          "CM Partnership Guaranty Agreement" means that
                 certain guaranty agreement dated June 1, 1995 and executed by CM Partnership for the benefit of the Agent.

                          "CM Partnership Security Agreement" means that
                 certain security agreement dated as of June 1, 1995 and executed by CM Partnership for the benefit of the Agent, and all amendments, supplements and other modifications thereto.

                 (b) Effective as of the date hereof, the following definitions set forth in the Credit Agreements (other than the Harris Credit Agreement) are amended in their entirety to read as follows:

                 "Amended Guaranty Agreement" means the Amended and Restated Guaranty Agreements executed by Cal-Maine Farms, Inc. and Cal-Maine Egg Products, Inc. both dated May 29, 1990, the CM Partnership Guaranty Agreement, and all amendments, supplements and other modifications thereto.

                 "Guarantors" means each of Cal-Maine Egg Products, Inc., a Delaware corporation, Cal-Maine Farms, Inc., a Delaware corporation, and CM Partnership and any reference to either or both Guarantors in any Loan Documents shall mean a reference to any or all of the Guarantors, as applicable.

                 "Security Agreements" means the Amended Borrower Security Agreement, the Amended Cal-Maine Security Agreement, the Louisiana Collateral Documents,the Amended Egg Products Security Agreement, and the CM Partnership Security Agreement, collectively.

                 "Subsidiary" means any corporation or other business entity (including, without limitation, a general partnership or limited partnership) of which more than 50% of the outstanding capital stock or other equity interest having ordinary voting power to elect a majority of the Board of Directors (or similar governing body) of such corporation or other business entity (irrespective of whether or not at the time capital stock of any other class or classes of such corporation or other equity interest shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

         Section 3.02 Amendments to Harris Credit Agreement. Effective as of the date hereof, the term "Security Documents" as defined in the Harris Credit Agreement is hereby amended to include the CM Partnership Security Agreement and the term "Companies" as defined in the Harris Credit Agreement is hereby amended to include the CM Partnership.

         Section 3.03 Amendment to Net Tangible Assets to Funded Debt Ratio Covenant. Each of the Credit Agreements require the Borrower to maintain a ratio of consolidated total tangible assets to funded debt of the Borrower and the Subsidiaries as specified therein (the "Asset to Debt Ratio Covenants"). Effective as of the date hereof, each Asset to Debt Ratio Covenant is hereby amended in its entirety to read as follows:

                 Net Tangible Assets to Funded Debt.  Maintain a ratio of:

                                  (i)      the sum of the following for
                          Borrower and the Subsidiaries (A) consolidated total assets minus (B) consolidated intangible assets minus
                          (C) consolidated current liabilities (excluding current deferred income taxes from such consolidated current liabilities) to

                                  (ii)     consolidated long term Debt of
                          Borrower and the Subsidiaries (calculated excluding the amounts outstanding under the Revolving Credit Agreement to the extent such amounts are consolidated long term Debt and excluding deferred income taxes to the extent such deferred income taxes are consolidated long-term Debt)

                 of not less than 1.80 to 1.00 at all times prior to and through the Fiscal Year ending in 1996 and 1.90 to 1.00 at all times after the Fiscal Year ending in 1996.

         To the extent any default or event of default has occurred under any Loan Document as a result of the violation of the Asset to Debt Ratio Covenants for any time up to and including the Fiscal Year ended 1995, the Agent and the Banks hereby waive such event of default and agree not to exercise any rights or remedies arising as a result thereof. The waiver specifically described herein shall not constitute and shall not be deemed a waiver of any other default or event of default under any Loan Document whether arising as a result of the further violation of the Asset to Debt Ratio Covenants or otherwise or a waiver of any rights or remedies arising as a result of such other default or event of default. The failure to comply with the Asset to Debt Ratio Covenants for any period after the 1995 Fiscal Year shall constitute an event of default under the Loan Documents.

         Section 3.04 Subsidiary Representation. Any representation and warranty in any Credit Agreement as to the Borrower's ownership of Subsidiaries is hereby amended in their entirety to state that the Guarantors are the only Subsidiaries of Borrower and all such Subsidiaries are wholly owned by Borrower except CM Partnership whose 99% limited partnership interest is owned by Cal-Maine Farms and whose 1 % general partnership interest is owned by Borrower.

         Section 3.05 Restriction on Sale of Subsidiaries. Each of the Credit Agreements (other than the Harris Credit Agreement) contains a negative covenant prohibiting the disposal of Subsidiary stock (the "Subsidiary Sale Restriction Covenants"). Each of the Subsidiary Sale Restriction Covenants is hereby amended in its entirety to read as follows (and Borrower agrees that it will not):

                 Maintenance of Ownership of Subsidiaries. Sell or otherwise dispose of any shares of capital stock or other ownership interests in any Subsidiary or permit any Subsidiary to issue, sell or otherwise dispose of shares of capital stock or other ownership interests in any other Subsidiary, except to Cal-Maine Foods, Inc. or any Subsidiary.

                                   ARTICLE IV

                       Amendments to Collateral Documents
                           (including the Mortgages)

         Section 4.01 Amendment to Collateral Document. Effective as of the date hereof, each Collateral Document is hereby amended so that the term "Loan Documents" as used therein, includes, without limitation, this Amendment, the CM Partnership Guaranty and the CM Partnership Security Agreement.

         Section 4.02 Acknowledgment Regarding Security Interest. Each of Borrower and each Guarantor agree and acknowledge that any right, title and interest that it may have in and to any of the tradenames and trademarks described on Schedule 3 (collectively, the "Trademarks") are general intangibles in which it has granted the Agent a security interest pursuant to its Security Agreement and such Trademarks are therefore part of the Collateral as defined in its Security Agreement. Each of Borrower and each Guarantor represent and warrant that (a) the tradenames and trademarks and interest therein listed on Schedule 3 under its name constitute all of the trademarks, tradenames, copyrights and patents and all of the patents and trademark, tradename and copyright licenses owned by it, (b) applications for registration of all of the Trademarks it owns are pending, and (c) except as disclosed on

Schedule 3, it has not sold, assigned or otherwise conveyed any right, title or interest in and to the Trademarks to any person. Each of Borrower and each Guarantor shall concurrently herewith deliver to Agent all documents, instruments and other items as may be necessary for Agent to record Agent's security interests in the Trademarks with the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. Each of Borrower and each Guarantor shall: (a) prosecute diligently any trademark or trademark license application at any time pending; (b) preserve and maintain all rights in the Trademarks; and (c) upon and after the occurrence of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable Agent to exercise its remedies with respect to the Trademarks. Neither Borrower nor any Guarantor shall abandon any right to file a trademark application nor shall Borrower nor any Guarantor abandon any pending trademark application or trademark license without the prior written consent of Agent. Each of Borrower and each Guarantor represents and warrants to Agent and the Banks that the execution, delivery and performance of this Amendment by each Borrower and each Guarantor will not violate or cause a default under any of the Trademarks or any agreement in connection therewith. Each of Borrower and each Guarantor hereby assigns, transfers and conveys to Agent, effective upon the occurrence of any Event of Default hereunder, the nonexclusive right and license to use all Trademarks owned or used by Borrower or any Guarantor together with any goodwill associated therewith, all to the extent necessary to enable Agent to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Borrower or any Guarantor by Agent or any Bank.

         Section 4.03 Amendment to Borrower Security Agreement. Effective as of the date hereof, Schedule 1 to the Borrower Security Agreement is hereby amended in its entirety to read as set forth on Schedule 4 hereto.

         Section 4.04 Amendment to Amended Cal-Maine Security Agreement. Effective as of the date hereof, Schedule 1 to the Amended Cal-Maine Security Agreement is hereby amended in its entirety to read as set forth on Schedule 5 hereto.

         Section 4.05 Separate Collateral Document. Effective as of the date hereof, the term "Debtor" as used in the Mortgage identified as item 4 on
Schedule 1 hereto is hereby amended to include CM Partnership.

                                   ARTICLE V

                      Amendment to Intercreditor Agreement

         Section 5.01 Amendment to Intercreditor Agreement. Effective as of the date hereof, the following definitions contained in the Intercreditor Agreement are hereby amended as follows:

                 (a) The term "Collateral Documents," as defined in the Intercreditor Agreement is hereby amended to include the CM Partnership Security Agreement.

                 (b) The term "Revolving Collateral Documents," as defined in the Intercreditor Agreement is hereby amended to include the CM Partnership Security Agreement.

                 (c) The term "Guarantors," as defined in the Intercreditor Agreement is hereby amended to include the CM Partnership.

                                   ARTICLE VI

                              Conditions Precedent

         Section 6.01 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                 (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent:

                          (1) Resolutions. Resolutions of the Board of Directors of each Loan Party (other than CM Partnership) certified by its Secretary or an Assistant Secretary which authorize its (and in the case of Borrower, CM Partnership's) execution, delivery, and performance of this Amendment and the other Loan Documents to which it (and in the case of Borrower, CM Partnership) is or is to be a party hereunder;

                          (2) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Loan Party (other than CM Partnership) certifying the names of its officers authorized to sign this Amendment and each of the other Loan Documents to which it (and in the case of Borrower, CM Partnership) is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                          (3) Partnership Agreement. A certificate of the Secretary or an Assistant Secretary of Borrower certifying to a true and correct copy of the Partnership Agreement of CM Partnership;

                          (4) Certificate of Limited Partnership. The Certificate of Limited Partnership of CM Partnership certified by the Secretary of the State of Texas, dated as of a current date;

                          (5) Governmental Certificates. Certificates of the appropriate government officials of the state of organization or incorporation of Borrower and each Guarantor as to the existence and good standing of the applicable Loan Party, each dated within ten (10) days prior to the date of this Amendment;

                          (6) CM Partnership Guaranty Agreement. Agent shall have received the CM Partnership Guaranty Agreement substantially in the form of the existing guarantees, duly executed by CM Partnership;

                          (7) CM Partnership Security Agreement. Agent shall have received the CM Partnership Security Agreement substantially in the form of the existing security agreements, duly executed by CM Partnership;

                          (8) Perfection of Security Interests. Agent shall have received:

                                  (i)      copies of properly executed
                          Financing Statements (Form UCC-1, UCCIF or EFS-1) to be filed under the Food and Security Act of 1985 and/or the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Banks, desirable in order to perfect the security interests created by the Security Agreements;

                                  (ii)     evidence of the insurance required
                          by the terms of the CM Partnership Security
                          Agreement; and

                                  (iii)    evidence that all other actions, in
                          the opinion of the Banks, to perfect and protect the security interest created by the CM Partnership Security Agreement has been or will be taken;

                          (9) Process Agent. A letter from CT Corporation pursuant to which they agree to act as CM Partnership's agent for purposes of service of process in accordance with the terms of the CM Partnership Security Agreement;

                          (10) Opinion of Counsel. Agent shall have received an opinion of counsel rendered by Wells, Moore, Simmons & Neeld, in form and substance acceptable to the Banks;

                          (11) Modification Endorsements. Agent shall have received modification endorsements to the existing title insurance policies or lender's title insurance policies issued by title insurers satisfactory to Agent in form and substance satisfactory to Agent assuring Agent that the Mortgages (other than the Mortgages identified as items 3(a), (b), (c) and (f) on Schedule 1) after giving effect to the Transfers and this Amendment, are valid and enforceable first priority mortgage liens on the properties covered by such Mortgages, free and clear of all defects and encumbrances except those permitted by such Mortgages;

                          (12) Additional Information. Agent shall have received such additional documents, instruments and information as Agent or its legal counsel may request; and

                 (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                 (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

                                  ARTICLE VII

          Ratifications, Representations and Warranties Subordination

         Section 7.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents (including all amendments thereto which include, without limitation, that certain Amendment to Loan Documents dated May 1, 1992, that certain Second Amendment to Loan Documents dated November 5, 1993 and that certain Third Amendment to Loan Documents dated July 22, 1994, and that certain Fifth Amendment to Loan Documents dated April 14, 1995, all as filed in the real property records where the Mortgages are filed as described on Schedule I and that certain Fourth Amendment to Loan Documents dated December 31, 1994 [collectively, the "Previous Amendments"] and each of which are hereby incorporated herein by this reference as if set forth herein in their entirety) are ratified and confirmed and shall continue in full force and effect. The liens, security interests and assignments created and evidenced by the Loan Documents are valid and existing liens, security interests and assignments of the respective priority recited in the Loan Documents and no party hereto has any claims, offsets, defenses or counterclaims to the terms and provisions of the Loan Documents or arising out of any acts or omissions of any party with respect thereto. Each of the parties hereto agree that the Loan Documents, as amended hereby and by the Previous Amendments, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 7.02 Representations and Warranties. To induce Agent and the Banks to modify the Loan Documents as herein set forth, the Borrower and each Guarantor represents and warrants to the Banks that:

                 (a) The representations and warranties of the Borrower and each Guarantor contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof.

                 (b) No Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and the Borrower and each Guarantor is in full compliance with all covenants and agreements binding on them contained in the Loan Documents, as amended hereby.

                 (c) The execution, delivery, and performance by it of this Amendment have been duly authorized by all requisite action on its part and do not and will not violate or conflict with its articles of incorporation, bylaws, partnership agreement or certificate of limited partnership or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any lien (except as provided herein) upon any of its revenues or assets pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which it or any of its properties is bound.

                 (d) This Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                 (e) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for its execution, delivery, or performance of this Amendment or the validity or enforceability thereof.

                 (f) No statement, information, report, representation, or warranty made by it in this Amendment or furnished to any Bank in connection with this Amendment or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it which has a material adverse effect, or which might in the future have a material adverse effect, on its business, condition (financial or otherwise), operations, prospects, or properties that has not been disclosed in writing to the Banks.

         Section 7.03 Subordination Borrower and each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Secured Obligations as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Intercompany Creditor (hereafter defined) unless and until the Secured Obligations shall have been paid in full in cash; except that prior to occurrence and continuance of any Event of Default, an Intercompany Creditor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business. After the occurrence and continuance of an Event of Default, no payments may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Intercompany Creditor unless and until the Secured Obligations shall have been paid in full in cash. If any sums shall be paid to any Intercompany Creditor by any Debtor or any other person or entity on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by the Intercompany Creditor for the benefit of Banks and shall forthwith be paid to Agent without affecting the liability of such Intercompany Creditor with respect to the Secured Obligations and may be applied by the Banks against the Secured Obligations in such order and manner as the Banks may determine in their sole discretion. Upon the request of Agent, each Intercompany Creditor shall execute, deliver, and endorse to Agent such documentation as Agent may request to perfect, preserve, and enforce the rights of the Banks hereunder. The term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower or any Guarantor (the "Obligated Parties") to another Obligated Party, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired. The term "Debtor" means an Obligated Party in its capacity as owing sums to any other Obligated Party and the term "Intercompany Creditor" means an Obligated Party in its capacity of being owed sums by any other Obligated Party. Each Intercompany Creditor agrees that any and all liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens upon any Debtor's assets securing payment of the Secured Obligations or any part thereof, regardless of whether such liens in favor of such Intercompany Creditor or Agent presently exist or are hereafter created or attached. Without the prior written consent of the Banks, no Intercompany Creditor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to any Intercompany Creditor or any liens held by any Intercompany Creditor on assets of any Debtor. In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Secured Obligations has been paid in full in cash. The Banks may apply any such dividends, distributions, and payments against the Secured Obligations in such order and manner as the Banks may determine in their sole discretion.

                                  ARTICLE VIII

                                 Miscellaneous

         Section 8.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent and each Bank to rely upon them.

         Section 8.02 Reference to Loan Documents. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the other Loan Documents shall mean a reference to such other Loan Documents as amended hereby.

         Section 8.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 8.04 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the state of New York except to the extent that the provisions of the Loan Documents are governed by the laws of another state, the amendment to those provisions pursuant hereto shall be governed by the laws of such other state.

         Section 8.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 8.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 8.07 Effect of Waiver. No consent or waiver, express or implied, by Rabobank, the Agent, SunTrust or Harris to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 8.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 8.09 Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         Executed as of the date first written above.

Attest:                                            CAL-MAINE FOODS, INC.
                                                   CAL-MAINE EGG PRODUCTS, INC.
                                                   CAL-MAINE FARMS, INC.

                                                   By:
-------------------------------------------            -----------------------------------------------
Charles F. Collins                                          B.J. Raines
Assistant Secretary                                         Vice President of each Company


(Seal of Cal-Maine Foods)



(Seal of Cal-Maine Farms)



(Seal of Cal-Maine Egg Products, Inc.)

 Signed and acknowledged in the                          CAL-MAINE PARTNERSHIP, LTD.
 presence of:
                                                         By:     Cal-Maine Foods, Inc., its general partner

 -----------------------------------------------------
 Witness                                                         By:
                                                                    -----------------------------------------
                                                                          B. J. Raines, Vice President

 -----------------------------------------------------
 Witness

 Signed and acknowledged in the                          SUNTRUST BANK, ATLANTA,
 presence of:                                            formerly known as Trust Company Bank

                                                         By:
                                                                 --------------------------------------------
                                                                 Name:
 -----------------------------------------------------                ---------------------------------------
 Witness                                                         Title:
                                                                       --------------------------------------


                                                         By:
 -----------------------------------------------------           --------------------------------------------
 Witness                                                         Name:
                                                                      ---------------------------------------
                                                                 Title:
                                                                       --------------------------------------

 Signed and acknowledged in the                          COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
 presence of:                                            B.A.,"RABOBANK NEDERLAND", NEW YORK BRANCH,
                                                         individually and as Agent


                                                         By:
 -----------------------------------------------------           --------------------------------------------
 Witness                                                         Name:
                                                                      ---------------------------------------
                                                                 Title:
                                                                       --------------------------------------


                                                         By:
                                                                 --------------------------------------------
                                                                 Name:
 -----------------------------------------------------                ---------------------------------------
 Witness                                                         Title:
                                                                       --------------------------------------

 Signed and acknowledged in the                          HARRIS TRUST AND SAVINGS BANK
 presence of:


 -----------------------------------------------------
 Witness                                                 By:
                                                                 --------------------------------------------
                                                                 Carl A. Blackham
                                                                 Vice President

 -----------------------------------------------------
 Witness

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, B.J. Raines, well known by me to be Vice President of CAL-MAINE FOODS, INC., a Delaware corporation (individually and in its capacity as general partner of Cal-Maine Partnership, Ltd.) CAL-MAINE EGG PRODUCTS, INC., a Delaware corporation and CAL-MAINE FARMS, INC., a Delaware corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Sixth Amendment to Loan Documents for and on behalf of said corporations and partnership voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporations so to do.

         Given under my hand and official seal on this ________ day of ___________, 1995.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

STATE OF MISSISSIPPI      Section
                          Section
COUNTY OF HINDS           Section

         I, ________________________________________________, a Notary Public
in and for said County and State, certify that Charles F.       Collins
personally appeared before me this day and acknowledged that he is an Assistant Secretary of CAL-MAINE FOODS, INC., CAL-MAINE EGG PRODUCTS, INC. AND CAL-MAINE FARMS, INC., each a Delaware corporation, and that by authority duly given and as the act of each corporation, the foregoing instrument was signed in each such corporations' name by its Vice President, sealed with its corporate seal and attested by himself as Assistant Secretary of each such corporation.

         WITNESS my hand and notarial seal, this the _______________ day of __________, 1995.

(S E A L)                                   -----------------------------------
                                            Notary Public - State of
My Commission Expires:                                              -----------

                                            -----------------------------------
                                            Printed Name of Notary Public



STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid __________________________________,well known by me to be __________________________________ of CAL-MAINE PARTNERSHIP, LTD., a
Texas limited partnership, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Sixth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ______ day of _________________, 1995.

                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         THIS day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid _________________________________, well known by me to be __________________________________ of CAL-MAINE PARTNERSHIP, LTD., a
Texas limited partnership, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Sixth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ______ day of _________________, 1995.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------



STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________ of SUNTRUST BANK, ATLANTA, formerly known as Trust Company Bank, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Sixth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ______ day of _________________, 1995.

                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid _______________________, well known by me to be _______________________________ of SUNTRUST BANK, ATLANTA, formerly known as Trust Company Bank, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Sixth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ______ day of _________________, 1995.

                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------




STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, _____________________, well known by me to be a Vice President of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Sixth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

          Given under my hand and official seal on this ______ day of _________________, 1995.

                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid well known by me to be of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Sixth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ______ day of _________________, 1995.

                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------


STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, Carl A. Blackham, well known by me to be a Vice President of HARRIS TRUST AND SAVINGS BANK, a savings bank organized under the laws of Illinois, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Sixth Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.


         Given under my hand and official seal on this ______ day of _________________, 1995.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

                      SEVENTH AMENDMENT TO LOAN DOCUMENTS
           (including Modifications to Mortgages and Deeds of Trust)

         THIS SEVENTH AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), dated as of April 30, 1996, is among CAL-MAINE FOODS, INC. (the "Borrower"), CAL-MAINE EGG PRODUCTS, INC. ("Egg Products"), CAL-MAINE FARMS, INC. ("Cal-Maine Farms"), CAL-MAINE PARTNERSHIP, LTD. ("CM Partnership" and collectively with Cal-Maine Farms and Egg Products herein referred to as the "Guarantors"), SUNTRUST BANK, ATLANTA, formerly known as Trust Company Bank ("SunTrust"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank"), HARRIS TRUST AND SAVINGS BANK ("Harris" and collectively with Rabobank and SunTrust, herein the "Banks") and Rabobank, as agent for itself and the Banks (in such capacity as agent, the "Agent").

                                   RECITALS:

         A. Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990 (such Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement"). Pursuant to the Second Amendment to Amended and Restated Revolving Credit Agreement dated October 1, 1991, SunTrust was substituted as a lender under the Revolving Credit Agreement in the place of Barclays and Barclays is no longer a party to the Revolving Credit Agreement.

         B. The Borrower and Rabobank have entered into that certain Amended and Restated Tern Loan Agreement dated as of May 29, 1990 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Term Loan Agreement").

         C. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of December 1, 1987 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Egg Facility Reimbursement Agreement").

         D. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of May 1, 1992 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Dairy Facility Reimbursement Agreement").

         E. The Borrower has executed and delivered that certain Term Loan Note dated November 5, 1993 payable to the order of Rabobank in the original principal amount of

$1,000,000 (as the same may be amended or otherwise modified, herein the "New Term Note" and the New Term Note, collectively with the Dairy Facility Reimbursement Agreement, the Revolving Credit Agreement, the Term Loan Agreement and the Egg Facility Reimbursement Agreement, herein the "Credit Agreements").

         F. Borrower and Harris have entered into that certain Facility Agreement dated April 14, 1995 (as the same may be amended or otherwise modified, herein the "Harris Credit Agreement").

         G. To secure certain of the obligations and indebtedness of the Borrower, Cal-Maine Farms and Egg Products to each of Rabobank, SunTrust, Harris and the Agent under the Credit Agreements, the Harris Credit Agreement and the other documents executed in connection therewith (the "Secured Obligations"), the Borrower, Cal-Maine Farms, Egg Products and CM Partnership executed certain guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages (as more fully described and identified in the Credit Agreements and the Harris Credit Agreement, and as the same have been or may hereafter be amended or otherwise modified, all such guaranties, security agreements, deeds of trust, assignment of leasehold interests and mortgages are herein referred to as the "Collateral Documents"; all the Collateral Documents excluding the deed of trust described as item (4) on
Schedule 1 hereto and the assignments of leasehold interest described as items
(5) and (6) on Schedule 1 hereto, herein the "Shared Collateral Documents"; and the properties in which liens are granted pursuant to the Shared Collateral Documents herein the "Shared Collateral"). The Collateral Documents include, without limitation, the deeds of trust, mortgages and assignments of leasehold interest described on Schedule 1 hereto which are filed in the real property records of the jurisdictions listed on Schedule 1 as indicated therein (the "Mortgages"). The Mortgage filed in Reno County Kansas encumbers the real property described on Schedule 2 hereto.

         H. To facilitate the collateral arrangements contemplated by the Collateral Documents, Rabobank, SunTrust, Agent and Harris have entered into that certain Amended and Restated Intercreditor Agreement dated April 14, 1995 (as such agreement may hereafter be amended or otherwise modified, herein the "Intercreditor Agreement").

         I. The real properties located in Smith County, Texas and Morgan County, Alabama which are covered by the Mortgages filed in those jurisdictions (the "Released Properties") have been sold to a third party and the liens created by the Mortgages on the Released Property have been released.

         J. Harris has agreed to become a "Bank" under the Revolving Credit Agreement on a committed basis and as a result, Harris, Borrower and Guarantors have requested that the Revolving Credit Agreement be amended as herein set forth. Borrower and Guarantors have also requested that the termination date set out in the Revolving Credit Agreement be extended.

         K. The Banks have agreed to the requests set out in recital J and have otherwise agreed to modify the Loan Documents, all on the terms and conditions herein set forth.



         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof:

                                   ARTICLE I
                                  Definitions

         Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement; provided that the term "Loan Documents" as used herein shall have the meaning as set forth in the Intercreditor Agreement.

                                   ARTICLE II

                    Amendments to Revolving Credit Agreement

         Section 2.01.    Amendment to Section 1.01.Clause (a) (ii) in Section
1.01 of the Revolving Credit Agreement is hereby amended in its entirety to read as follows: "(ii) the Borrowing Base;".

         Section 2.02.    Amendment to Section 1.02.  The second sentence of
Section 1.02 of the Revolving Credit Agreement is amended in its entirety to read as follows:

         Borrower may request an Advance from any Bank or may request Advances from all or any number of Banks subject to the terms of Subsection 1.01(b).

         Section 2.03. Amendment to Section 1.05. Section 1.05 of the Revolving Credit Agreement is amended as follows: (a) the term "Barclays" as used in clause (a) of Section 1.05 means "TCB or Harris" and (b) the fifth sentence of clause (b) of Section 1.05 is amended in its entirety to read as follows:

         Each Interest Period for each Advance made by Rabobank shall end on the corresponding day in the first, second or third week thereafter or the numerically corresponding day in the first, third, sixth, ninth or twelfth calendar month thereafter (as Borrower may select) or on such other day as Borrower may request if Rabobank can (in its sole discretion) make such an Interest Period available to the Borrower, each Interest Period for each Advance made by TCB shall end on the corresponding day in the first, second or third week thereafter or the numerically corresponding day in the first, third or sixth calendar month thereafter (as Borrower may select) or on such other day as Borrower may request if TCB can (in its sole discretion) make such an Interest Period available to the Borrower, each Interest Period for each Advance made by Harris shall end on the day not less than seven (7) and not more than two hundred forty (240) days thereafter (as Borrower may select) or on such other day as Borrower may request if Harris can (in it sole discretion) make such Interest Period available to Borrower, except that each Interest Period measured in months which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month, no Interest Period for any Advance made by TCB shall extend beyond the date such Interest Period commenced and if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to be the next succeeding Business Day except as specified above.

         Section 2.04     Amendment to Section 1.09.  The term "TCB" as used in
Section 1.09 of the Revolving Credit Agreement is amended to mean "the other Banks."

         Section 2.05 Amendment to Section 1.10. The terms "TCB" and "TCB's" as used in Section 1.10 of the Revolving Credit Agreement are amended as follows: (a) as used in the fourth sentence thereof means "the other Banks"; (b) as used the first two times in the fifth sentence thereof means "each Bank"; and (c) used the third time in the fifth sentence thereof means "their."

         Section 2.06 Amendment to Section 1.11 Section 1.11 of the Revolving Credit Agreement is amended as follows: (a) the term "TCB" is amended to mean "the other Banks"; and (b) the phrase "either or both" in the third sentence thereof is amended to mean "the."

         Section 2.07 Amendment to Section 1.12 . The phrases "Rabobank and TCB" and "Rabobank, TCB" as used in Section 1.12 of the Revolving Credit Agreement are amended to mean "the Banks".

         Section 2.08     Amendment to Section 2.02.  Clause (ii) of Section
2.02 (a) of the Revolving Credit Agreement is amended as follows: (a) the term "TCB" as used therein means "each other Bank"; and (b) the term "TCB's" as used therein means "such Bank's";

         Section 2.09     Amendment to Section 2.03.  Clause (a) of Section
2.03 of the Revolving Credit Agreement is amended to add a clause (iii) thereto to read in its entirety as follows:

         "and (iii) with respect to amounts payable to Harris, at the office of Harris at 111 West Monroe Street, Chicago, Illinois 60603."

         Section 2.10 Amendment to Sections 2.02(a), 3.02(a)(iii) and 3.02(a)(iv). The phrase "Adjusted Borrowing Base," as used in each place it appears in Sections 2.02(a), 3.02(a)(iii) and 3.02(a)(iv) of the Revolving Credit Agreement is amended to mean the "Borrowing Base."

         Section 2.11 Amendment to Section 6.01. The term "either" in clause (a) of Section 6.01 of the Revolving Credit Agreement is amended to mean "any."

         Section 2.12 Amendment to Section 6.02. The phrase "Barclays shall have no" as used in Section 6.02 of the Revolving Credit Agreement is amended to mean "no Bank, other than Rabobank, shall have any".

         Section 2.13 Amendment to Section 7.01. Section 7.01 of the Revolving Credit Agreement is amended as follows:

         (a)     to add the following definition:

                          "Harris" means Harris Trust and Savings Bank.

         (b) to change the following definitions in their entirety to read as follows:

                          "Bank" means (i) for the purposes of the recitals
                 hereto, Barclays Bank PLC or Rabobank, and (ii) for all other purposes herein, TCB, Rabobank or Harris. Any reference in this Agreement to the phrase "either Bank" shall mean a reference to "any Bank".

                          "Banks" means (i) for the purposes of the recitals
                 hereto, Barclays Bank PLC and Rabobank, and (ii) for all other purposes herein, TCB, Rabobank and Harris.

                          "Business Day" means any day other than a Saturday,
                 Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York, the State of Georgia or the State of Illinois and, with respect to Advances by Harris, which is also a day on which it deals in U.S. Dollar deposits in London England and Nassau, Bahamas.

                          "Cost of Funds Rate" means (a) with respect to TCB
                 and for each Advance to which it applies, a rate determined by TCB in its sole and absolute discretion with reference to its funding sources, as notified to the Borrower prior to the date such Advance is made and (b) with respect to Harris and for each Advance to which it applies and the related Interest Period, the rate per annum quoted to the Borrower by Harris for such Interest Period. The Borrower acknowledges and agrees that the interest rate quoted by Harris for any Advance and the related Interest Period may not be the best or lowest rate offered to other customers of Harris and may not be the same rate offered to other customers of Harris for loans of similar amounts and maturities, but is the rate at which Harris in its sole and exclusive discretion is willing to make such Advances to the Borrower for the specified amount and maturity.

                          "Default Rate" means a daily fluctuation interest
                 rate which is, with respect to amount owed to Rabobank, equal to the lesser of (i) 2-1/2% per annum above the 30 day Term Federal Funds Rate, or (ii) the Maximum Permissible Rate, and, with respect to amounts owed to TCB, equal to the lesser of
                 (i) 2-1/2% per annum above the 30 day Cost of Funds Rate or
                 (ii) the Maximum Permissible Rate and, with respect to amounts owed to Harris, equal to the lesser of (i) 2-1/2% per annum above the Cost of Funds Rate then in effect until the end of the applicable Interest Period and thereafter or if no cost of Funds Rate is then in effect, at 2-1/2% per annum above Harris' prime commercial rate or (ii) the Maximum Permissible
                 Rate.   Each change in such daily fluctuation interest rate
                 shall take effect simultaneously with the corresponding change in the Term Federal Funds Rate, the Cost of Funds Rate or such prime commercial rate, as applicable, as determined by the applicable Bank in its sole discretion at 12:00 noon (New York City time).

                          "Revolving Credit Commitment" means the obligation of
                 each Bank to make the Advances to be made pursuant to Section
                 1.01 in a principal amount not exceeding Twenty Million Dollars ($20,000,000) with respect to Rabobank, a principal amount not exceeding Ten Million Dollars ($10,000,000) with respect to TCB and a principal amount not exceeding Five Million Dollars ($5,000,000) with respect to Harris.

                          "Termination Date" means December 31, 1997 or the
                 earlier date of termination in whole of the Revolving Credit Commitment pursuant to Sections 1.04 or 6.02.

         (c) the definition of the term "Pro Rata Part" in Section 7.01 of the Revolving Credit Agreement is hereby amended so that the term "Adjusted Borrowing Base," as used in each place it appears in such definition, means the "Borrowing Base."

         Section 2.14.    Amendment to Section 8.02.  The first sentence of
Section 8.02 of the Revolving Credit Agreement is amended in its entirety to read as follows:

         All notices and other communications provided for hereunder shall be in writing (including telegraphic and telecopy communications) and mailed or telegraphed or delivered, if to the Borrower, at its address at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39209; Attention:
         Bobby J. Raines, Vice President and if to Rabobank, at its address at 245 Park Avenue, New York, New York 10167; Attention:

         Corporate Services, with a copy to 1201 West Peachtree Street, Atlanta, Georgia 30309-3400; Attention: Richard J. Beard; and if to TCB at its address at 25 Park Place, Atlanta, Georgia 30303;
         Attention: Greg Cannon and if to Harris, at its address at 111 West Monroe, Chicago, Illinois 60603; Attention: Agribusiness Division, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party.

         Section 2.15. Amendment to Exhibits. Exhibit F to the Revolving Credit Agreement is amended in its entirety to read as set forth on Exhibit A hereto.



                                  ARTICLE III

                       Modification to Credit Agreements

         Section 3.01 Amendment Reporting Requirements. The covenants in each Credit Agreement requiring Borrower to furnish financial statements thereunder are each hereby amended to require that, accompanying each financial statement delivered thereunder as of the end of any Fiscal Year or as of the end of any month that corresponds with the end of any quarter in any Fiscal Year, Borrower shall furnish to each Bank a properly completed and executed compliance certificate in substantially the form of Exhibit "B" hereto.

         Section 3.02. Amendment to Term Loan Agreement. The terms "Properties" and "Encumbered Properties", as defined in the Term Loan Agreement, are hereby amended to exclude the Released Properties therefrom.

                                   ARTICLE IV

                       Amendments to Collateral Documents
                           (including the Mortgages)

         Section 4.01 Amendment to Share Collateral Document. Each Shared Collateral Document is hereby amended to provide that the obligations secured or guaranteed thereby include without limitation, the obligations, indebtedness and liabilities of the Borrower and Guarantors arising under or in connection with this Amendment and the Note executed by Borrower and payable to the order of Harris pursuant to this Amendment in the form of Exhibit "C" hereto (the "Harris Note"), whether for principal, interest, fees (including attorneys'
fees), premium, commissions, expenses or otherwise (collectively, the "New Obligations") and to exclude therefrom the obligations, indebtedness and liabilities of the Borrower and Guarantors arising under or in connection with the Harris Credit Agreement and the Loan Documents relating thereto. In furtherance of the foregoing, the parties hereto agree to and acknowledge the following:

                 (a) The term "Credit Agreements" as defined in each Shared Collateral Document excludes the Harris Credit Agreement; the term "Loan Documents," as defined in each Collateral Document excludes the Harris Credit Agreement and the promissory note executed pursuant to the Harris Credit Agreement but includes, without limitation, this Amendment and the Harris Note; the term "Advances" as defined in each Shared Collateral Document includes, without limitation, advances made by Harris under the terms of the Revolving Credit Agreement (as amended hereby) but excludes advances made under the Harris Credit Agreement; the term "Notes" as defined in each Shared Collateral Document includes, without limitation, the Harris Note but excludes the promissory note executed pursuant to the Harris Credit Agreement; and the term "Collateral" as defined in any Collateral Document, excludes the Released Properties.

                 (b) The term "Obligations" as defined in each Shared Collateral Document includes, without limitation, the "New Obligations"; provided that the term "Obligations" as defined in each Shared Collateral Document shall not (notwithstanding anything to the contrary) include any obligations owed to Harris under the Harris Credit Agreement or the Loan Documents executed pursuant thereto (the "Old Harris Obligations").

                 (c) The Collateral Pledge Agreement dated October 17, 1984, executed by Borrower, Cal-Maine Farms and Egg Products, as the same has been amended, shall secure, in addition to the other obligations secured thereby, the New Obligations but shall not secure the Old Harris Obligations and upon any Event of Default, the Agent shall have the right, but no the duty, to exercise all remedies provided for in the Collateral Pledge Agreement on behalf of the Banks.

                 (d) An "Event of Default", as defined in the Harris Credit Agreement, shall not create an "Event of Default" as defined and used in each Shared Collateral Document.

                                   ARTICLE V

                      Amendment to Intercreditor Agreement

         Section 5.01 Amendment to Intercreditor Agreement. The Intercreditor Agreement is amended as follows:

                 (a) the term "Credit Agreement," as defined in the Intercreditor Agreement, is amended to include the Revolving Credit Agreement as amended hereby and to exclude the Harris Credit Agreement;

                 (b) the term "Revolving Credit Agreement," as defined in the Intercreditor Agreement, is amended to include the Revolving Credit Agreement as amended hereby and to exclude the Harris Credit Agreement;

                 (c) the term "Revolving Obligations," as defined in the Intercreditor Agreement, is amended to exclude any reference to the Harris Credit Agreement, to include the New Obligations and to delete the proviso therefrom in its entirety which begins "; provided however, if as of . . ." and ends "after January 1, 1996";

                 (d) the term "Obligations," as defined in the Intercreditor Agreement, is amended to include without limitation, the New Obligations;

                 (e) the term "Loan Documents," as defined in the Intercreditor Agreement, is amended to include without limitation, this Amendment and the Harris Note but to exclude the Harris Credit Agreement and the documents executed in connection therewith;

                 (f) the phrase "Harris Credit Agreement" as used in clause (c) of Section 4 is amended to mean "Revolving Credit Agreement";

                 (g) the terms "Collateral" and "Term Collateral", as defined in the Intercreditor Agreement, are each amended to exclude the Released Properties;

                 (h) the first sentence of section 5 is amended in its entirety to read as follows:

                          Subject to Section 3(c) hereto, no amendment or
                 waiver of any provision of the Revolving Credit Agreement or any other Loan Documents executed in connection with the Revolving Credit Agreement (excluding this Agreement, the Term Loan Agreement, the Reimbursement Agreements, the Term Collateral Documents, the Amended Guaranty Agreements, the Revolving Collateral Documents and the Separate Collateral Documents) nor any consent to the departure therefrom shall in any event be effective unless the same shall be agreed or consented to by Rabobank, TCB and Harris, it being agreed that no other Bank shall have any right to agree or consent thereto.

                 (i)      the third sentence of section 5 is deleted therefrom;
         and

                 (j) the phrases "or with respect to a sale by Harris, the Harris Credit Agreement" and "(or with respect to a sale by Harris, under the Harris Credit Agreement)" are each hereby deleted from section 12.

                                   ARTICLE VI

                              Conditions Precedent

         Section 6.01 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                 (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent:

                           (1) Resolutions. Resolutions of the Board of Directors of each Loan Party (other than CM Partnership) certified by its Secretary or an Assistant Secretary which authorize its (and in the case of Borrower, CM Partnership's) execution, delivery, and performance of this Amendment and the other Loan Documents to which it (and in the case of Borrower, CM Partnership) is or is to be a party hereunder;

                           (2) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Loan Party (other than CM Partnership) certifying the names of its officers authorized to sign this Amendment and each of the other Loan Documents to which it (and in the case of Borrower, CM Partnership) is or is to be a party hereunder (including the certificates contemplated herein);

                          (3) Governmental Certificates. Certificates of the appropriate government officials of the state of organization or incorporation of Borrower and each Guarantor as to the existence and good standing of the applicable Loan Party, each dated a current date;

                          (4) Harris Note. The Harris Note, duly executed by Borrower;

                          (5) Opinion of Counsel. An opinion of counsel rendered by Wells, Moore, Simmons & Neeld, in form and substance acceptable to the Banks;

                          (6) Modification Endorsements. Modification endorsements to the existing title insurance policies or lender's title insurance policies issued by title insurers satisfactory to Agent in form and substance satisfactory to Agent assuring Agent that the Mortgages (other than the Mortgages identified as items 3(a), (b), (c), (f) and(i) on
                 Schedule 1) after giving effect to the Transfers (as defined in that certain Sixth Amendment to Loan Documents among the parties hereto dated June 1, 1995, the "Sixth Amendment"), the Sixth Amendment and this Amendment are valid and enforceable first priority mortgage liens on the properties covered by such Mortgages, free and clear of all defects and encumbrances except those permitted by such Mortgages;

                          (7) Term Loan Borrowing Base. A properly completed and executed Borrowing Base Certificate (as defined in the Term Loan Agreement) delivered under the Term Loan Agreement after giving effect to the sale of the Released Properties;

                          (8) Additional Information. Agent shall have received such additional documents, instruments and information as Agent or its legal counsel may request; and

                 (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

                 (c) No Event of Default shall have occurred and be continuing and no event or conditions shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default; and

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

                                  ARTICLE VII

          Ratifications, Representations and Warranties Subordination

         Section 7.01 Ratifications; Termination of Harris Credit Agreement. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents (including all amendments thereto which include, without limitation, that certain Amendment to Loan Documents dated May 1, 1992, that certain Second Amendment to Loan Documents dated November 5, 1993 and that certain Third Amendment to Loan Documents dated July 22, 1994, and that certain Fifth Amendment to Loan Documents dated April 14, 1995, all as filed in the real property records where the Mortgages are filed as described on Schedule I and that certain Fourth Amendment to Loan Documents dated December 31, 1994 and the Sixth Amendment [collectively, the "Previous Amendments"] and each of which are hereby incorporated herein by this reference as if set forth herein in their entirety) are ratified and confirmed and shall continue in full force and effect. The liens, security interests and assignments created and evidenced by the Loan Documents are valid and existing liens, security interests and assignments of the respective priority recited in the Loan Documents and no party hereto has any claims, offsets, defenses or counterclaims to the terms and provisions of the Loan Documents or arising out of any acts or omissions of any party with respect thereto. Each of the parties hereto agree that the Loan Documents, as amended hereby and by the Previous Amendments, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Harris and Borrower agree that as a result of the amendments contemplated hereby, the Harris Credit Agreement shall no longer be effective and no amounts are due and owing or otherwise outstanding thereunder.

         Section 7.02 Addition of Harris as a Bank under the Revolving Credit Agreement. In order to facilitate the addition of Harris as a "Bank" under the Revolving Credit Agreement:

                 (a) the parties hereto agree that the commitment fee calculated under Section 1.03 of the Revolving Credit Agreement shall not begin to accrue on Harris's Revolving Credit Commitment until April 30, 1996 (the "Execution Date");

                 (b) on the Execution Date and notwithstanding anything in the Revolving Credit Agreement to the contrary, the Borrower shall request Advances from Harris and repay the Advances of the other Banks in such amounts as shall be necessary to cause the Borrower to be in compliance with clause (c) of Section 1.01 of the Revolving Credit Agreement; and

                 (c) on the Execution Date, Rabobank shall be deemed, without further action by any party hereto, to have (i) repurchased TCB's participation in any Letter of Credit issued under the Revolving Credit Agreement and outstanding on the Execution Date and (ii) to have sold to TCB and Harris, and each such Bank shall be deemed, without further action by any party hereto, to have purchased from Rabobank, a participation in each such Letter of Credit to the extent of each such Bank's Pro Rata Part (as defined in the Revolving Credit Agreement as amended hereby and as determined based on the Revolving Credit Commitments) of such Letter of Credit and the Related Credit Liabilities.

         Section 7.02 Representations and Warranties. To induce Agent and the Banks to modify the Loan Documents as herein set forth, the Borrower and each Guarantor represents and warrants to the Agent and the Banks that:

                 (a) The representations and warranties of the Borrower and each Guarantor contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof.

                 (b) No Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and the Borrower and each Guarantor is in full compliance with all covenants and agreements binding on them contained in the Loan Documents, as amended hereby.

                 (c) The execution, delivery, and performance by it of this Amendment and the Harris Note have been duly authorized by all requisite action on its part and do not and will not violate or conflict with its articles of incorporation, bylaws, partnership agreement or certificate of limited partnership or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any lien (except as provided herein) upon any of its revenues or assets pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which it or any of its properties is bound.

                 (d) This Amendment and the Harris Note constitute its legal, valid, and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                 (e) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for its execution, delivery, or performance of this Amendment or the Harris Note or the validity or enforceability thereof.

                 (f) No statement, information, report, representation, or warranty made by it in this Amendment or furnished to any Bank in connection with this Amendment or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it which has a material adverse effect, or which might in the future have a material adverse effect, on its business, condition (financial or otherwise), operations, prospects, or properties that has not been disclosed in writing to the Banks.

                 (g) The bylaws, articles or certificate of incorporation, partnership agreement and certificates of limited partnership of each Loan Party, as applicable, have not been revoked, amended or otherwise modified since June of 1995 and are all in full force and effect.

                                  ARTICLE VIII

                                 Miscellaneous

         Section 8.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent and each Bank to rely upon them.

         Section 8.02 Reference to Loan Documents. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the other Loan Documents shall mean a reference to such other Loan Documents as amended hereby.

         Section 8.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 8.04 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the state of New York except to the extent that the provisions of the Loan Documents are governed by the laws of another state, the amendment to those provisions pursuant hereto shall be governed by the laws of such other state.

         Section 8.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 8.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 8.07 Effect of Waiver. No consent or waiver, express or implied, by Rabobank, the Agent, SunTrust or Harris to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 8.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 8.09 Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

         Executed as of the date first written above.

Attest:                                            CAL-MAINE FOODS, INC.
                                                   CAL-MAINE EGG PRODUCTS, INC.
                                                   CAL-MAINE FARMS, INC.

                                                   By:
-------------------------------------------            -----------------------------------------------
Charles F. Collins                                          B.J. Raines
Assistant Secretary                                               Vice President of each Company


(Seal of Cal-Maine Foods)



(Seal of Cal-Maine Farms)



(Seal of Cal-Maine Egg Products, Inc.)

Signed and acknowledged in the                 CAL-MAINE PARTNERSHIP, LTD.
presence of:

-----------------------------------            By:      Cal-Maine Foods, Inc.,
Witness                                                 its general partner

                                                        By:
-----------------------------------                             ----------------------------------
Witness                                                         B.J. Raines, Vice President

                                               SUNTRUST BANK, ATLANTA,
Signed and acknowledged in the                 formerly known as Trust Company Bank
presence of:
                                               By:
                                                        ------------------------------------------
-----------------------------------                     Name:
Witness                                                       ----------------------------
                                               Title:
                                                       -----------------------------------
-----------------------------------
Witness                                        By:
                                                        ------------------------------------------
                                                        Name:
Signed and acknowledged in the                                 -----------------------------------
presence of:                                            Title:
                                                                ----------------------------------

                                               COOPERATIEVE CENTRALE
-----------------------------------            RAIFFEISEN-BOERENLEENBANK B.A.
Witness                                        "RABOBANK NEDERLAND", NEW
                                               YORK BRANCH, individually and as Agent

-----------------------------------            By:
Witness                                                 ------------------------------------------
                                                        Name:
                                                              ----------------------------
Signed and acknowledged in the                 Title:
presence of:                                           -----------------------------------


                                               By:
-----------------------------------                     ------------------------------------------
Witness                                                 Name:
                                                               -----------------------------------
                                                        Title:
                                                                ----------------------------------

                                               HARRIS TRUST AND SAVINGS BANK
-----------------------------------
Witness                                        By:
                                                        ------------------------------------------
                                               Carl A. Blackham
                                                        Vice President


STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, B.J. Raines, well known by me to be Vice President of CAL-MAINE FOODS, INC., a Delaware corporation (individually and in its capacity as general partner of Cal-Maine Partnership, Ltd.) CAL-MAINE EGG PRODUCTS, INC., a Delaware corporation and CAL-MAINE FARMS, INC., a Delaware corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Seventh Amendment to Loan Documents for and on behalf of said corporations and partnership voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporations so to do.

         Given under my hand and official seal on this ________ day of ___________, 1996.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         I, ________________________________________________, a Notary Public
in and for said County and State, certify that Charles F. Collins personally appeared before me this day and acknowledged that he is an Assistant Secretary of CAL-MAINE FOODS, INC., CAL-MAINE EGG PRODUCTS, INC. AND CAL-MAINE FARMS, INC., each a Delaware corporation, and that by authority duly given and as the act of each corporation, the foregoing instrument was signed in each such corporations' name by its Vice President, sealed with its corporate seal and attested by himself as Assistant Secretary of each such corporation.

         WITNESS my hand and notarial seal, this the _______________ day of __________, 1996.

(S E A L)                                   -----------------------------------
                                            Notary Public - State of
My Commission Expires:                                              -----------

                                            -----------------------------------

-----------------------------------
                                            Printed Name of Notary Public



STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid ________________________, well known by me to be ________________________ of SUNTRUST BANK, ATLANTA, formerly known as Trust Company Bank, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Seventh Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ______ day of _________________, 1996.

                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------


STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid _______________________, well known by me to be _______________________________ of SUNTRUST BANK, ATLANTA, formerly known as Trust Company Bank, a Georgia state banking corporation, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Seventh Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ______ day of _________________, 1996.

                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, _____________________, well known by me to be a Vice President of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Seventh Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

          Given under my hand and official seal on this ______ day of _________________, 1996.

                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------


STATE OF __________________       Section
                                  Section
COUNTY OF _________________       Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid _______________________well known by me to be__________________________________ of COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, a banking cooperative organized under the laws of the Netherlands, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Seventh Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ______ day of _________________, 1996.

                                             ---------------------------------

                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

STATE OF ILLINOIS         Section
                          Section
COUNTY OF COOK            Section

         This day, personally appeared before me, the undersigned authority of the jurisdiction aforesaid, Carl A. Blackham, well known by me to be a Vice President of HARRIS TRUST AND SAVINGS BANK, a savings bank organized under the laws of Illinois, who acknowledged to me, being informed of the contents hereof, that he signed, executed and delivered the above Seventh Amendment to Loan Documents for and on behalf of said corporation voluntarily and for the consideration, uses and purposes therein mentioned after having been duly authorized by said corporation so to do.

         Given under my hand and official seal on this ______ day of _________________, 1996.


                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:

                                             ---------------------------------

                       EIGHTH AMENDMENT TO LOAN DOCUMENTS

         THIS EIGHTH AMENDMENT TO LOAN DOCUMENTS (this "Amendment"), dated as of June 1, 1996, is among CAL-MAINE FOODS, INC. (the "Borrower"), CAL-MAINE EGG PRODUCTS, INC. ("Egg Products"), CAL-MAINE FARMS, INC. ("Cal-Maine Farms"), CAL-MAINE PARTNERSHIP, LTD. ("CM Partnership" and collectively with Cal-Maine Farms and Egg Products herein referred to as the "Guarantors"), SUNTRUST BANK, ATLANTA, formerly known as Trust Company Bank ("SunTrust"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank"), HARRIS TRUST AND SAVINGS BANK ("Harris" and collectively with Rabobank and SunTrust, herein the "Banks") and Rabobank, as agent for itself and the Banks (in such capacity as agent, the "Agent").

                                   RECITALS:

         A. Borrower, Rabobank and Barclays Bank PLC (New York) ("Barclays") have entered into that certain Amended and Restated Revolving Credit Agreement dated as of May 29, 1990 (such Amended and Restated Revolving Credit Agreement, as the same has been amended, and as the same may be further amended or otherwise modified, herein referred to as the "Revolving Credit Agreement"). Pursuant to the Second Amendment to Amended and Restated Revolving Credit Agreement dated October 1, 1991, SunTrust was substituted as a lender under the Revolving Credit Agreement in the place of Barclays and Barclays is no longer a party to the Revolving Credit Agreement.

         B. The Borrower and Rabobank have entered into that certain Amended and Restated Tern Loan Agreement dated as of May 29, 1990 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Term Loan Agreement").

         C. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of December 1, 1987 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Egg Facility Reimbursement Agreement").

         D. The Borrower and Rabobank have entered into that certain Reimbursement and Credit Agreement dated as of May 1, 1992 (as the same has been amended, and as the same may be further amended or otherwise modified, herein the "Dairy Facility Reimbursement Agreement").

         E. The Borrower has executed and delivered that certain Term Loan Note dated November 5, 1993 payable to the order of Rabobank in the original principal amount of

$1,000,000 (as the same may be amended or otherwise modified, herein the "New Term Note" and the New Term Note, collectively with the Dairy Facility Reimbursement Agreement, the Revolving Credit Agreement, the Term Loan Agreement and the Egg Facility Reimbursement Agreement, herein the "Credit Agreements").

         F. Borrower and Guarantors have requested that the Tangible Net Worth Covenants in the Credit Agreements be amended as herein set forth and the Banks have agreed to such amendments on the terms and conditions herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof:

                                   ARTICLE I

                                  Definitions

         Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Revolving Credit Agreement; provided that the term "Loan Documents" as used herein shall have the meaning as set forth in the Intercreditor Agreement.

                                   ARTICLE II

                         Amendment to Credit Agreements

         Section 2.01. Amendment to Tangible Net Worth Covenant. Each of the Credit Agreements require the Borrower to maintain an excess of consolidated total tangible assets over consolidated total liabilities of the Borrower and the Subsidiaries as specified therein (the "Tangible Net Worth Covenants"). Effective as of the date hereof, each Tangible Net Worth Covenant is hereby amended in its entirety to read as follows:

                 Tangible Net Worth. Maintain an excess of consolidated total tangible assets over consolidated total liabilities of the Borrower and the Subsidiaries in an amount not less than the amount set forth below for the applicable period set forth below:

                          (a) from the date hereof through the Borrower's Fiscal Year ending in 1997, Forty-One Million Dollars ($41,000,000); and

                          (b) from the first day of Borrower's Fiscal Year ending 1997 and at all times thereafter, the sum of

                                  (i)      Forty-One Million Dollars
                          ($41,000,000); plus

                                  (ii)    fifty percent (50%) of the net
                          income of Borrower and the Subsidiaries for each Fiscal Year beginning with the Fiscal Year ending in 1997 but only if the Fiscal year has completely elapsed; plus

                                  (iii)    one hundred percent (100%) of all
                          capital contributions made to the Borrower since June 1, 1996, net of all reasonable costs associated with the issuance of the securities relating to such capital contribution or otherwise necessary to obtain such capital contributions; plus

                                  (iv)     one hundred percent (100%) of the
                          principal amount of all Debt of Borrower which is subordinated to the senior debt of Borrower and which has, since June 1, 1996, been converted or exchanged for equity interests in the Borrower.

         If net income for a period is negative, no adjustment to the requisite level of net worth shall be made. Consolidated total liabilities shall include all indebtedness outstanding under the Credit Agreements.

                                  ARTICLE III

                 Ratifications, Representations and Warranties

         Section 3.01 Ratifications;. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Documents (including all amendments thereto which include, without limitation, that certain Amendment to Loan Documents dated May 1, 1992, that certain Second Amendment to Loan Documents dated November 5, 1993, that certain Third Amendment to Loan Documents dated July 22, 1994, that certain Fourth Amendment to Loan Documents dated December 31, 1994, that certain Fifth Amendment to Loan Documents dated April 14, 1995, that certain Sixth Amendment to Loan Documents dated June 1, 1995 and that certain Seventh Amendment to Loan Documents dated April 30, 1996, all as filed in the real property records where the Mortgages are filed as described on Schedule I [collectively, the "Previous Amendments"] and each of which are hereby incorporated herein by this reference as if set forth herein in their entirety) are ratified and confirmed and shall continue in full force and effect. The liens, security interests and assignments created and evidenced by the Loan Documents are valid and existing liens, security interests and assignments of the respective priority recited in the Loan Documents and no party hereto has any claims, offsets, defenses or counterclaims to the terms and provisions of the Loan Documents or arising out of any acts or omissions of any party with respect thereto. Each of the parties hereto agree that the Loan Documents, as amended hereby and by the Previous Amendments, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 3.02 Representations and Warranties. To induce Agent and the Banks to modify the Loan Documents as herein set forth, the Borrower and each Guarantor represents and warrants to the Agent and the Banks that:

                 (a) The representations and warranties of the Borrower and each Guarantor contained in the Loan Documents, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof.

                 (b) No Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and the Borrower and each Guarantor is in full compliance with all covenants and agreements binding on them contained in the Loan Documents, as amended hereby.

                 (c) The execution, delivery, and performance by it of this Amendment has been duly authorized by all requisite action on its part and do not and will not violate or conflict with its articles of incorporation, bylaws, partnership agreement or certificate of limited partnership or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any lien (except as provided herein) upon any of its revenues or assets pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which it or any of its properties is bound.

                 (d) This Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                 (e) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for its execution, delivery, or performance of this Amendment or the validity or enforceability thereof.

                 (f) No statement, information, report, representation, or warranty made by it in this Amendment or furnished to any Bank in connection with this Amendment or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to it which has a material adverse effect, or which might in the future have a material adverse effect, on its business, condition (financial or otherwise), operations, prospects, or properties that has not been disclosed in writing to the Banks.

                 (g) The bylaws, articles or certificate of incorporation, partnership agreement and certificates of limited partnership of each Loan Party, as applicable, have not been revoked, amended or otherwise modified since June of 1995 and are all in full force and effect.

                                   ARTICLE IV

                                 Miscellaneous

         Section 4.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent and each Bank to rely upon them.


         Section 4.02 Reference to Loan Documents. Each of the Loan Documents are hereby amended so that any reference in such Loan Documents to the other Loan Documents shall mean a reference to such other Loan Documents as amended hereby.

         Section 4.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 4.04 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the state of New York except to the extent that the provisions of the Loan Documents are governed by the laws of another state, the amendment to those provisions pursuant hereto shall be governed by the laws of such other state.

         Section 4.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 4.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 4.07 Effect of Waiver. No consent or waiver, express or implied, by Rabobank, the Agent, SunTrust or Harris to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 4.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 4.09 Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.





         Executed as of the date first written above.


                                         CAL-MAINE FOODS, INC.
                                         CAL-MAINE EGG PRODUCTS, INC.
                                         CAL-MAINE FARMS, INC.

                                         By:
                                             ----------------------------------
                                                 B.J. Raines
                                                 Vice President of each Company


                                         CAL-MAINE PARTNERSHIP, LTD.

                                         By:     Cal-Maine Foods, Inc.,
                                                 its general partner

                                                 By:
                                                     --------------------------
                                                     B.J. Raines, Vice President


                                         SUNTRUST BANK, ATLANTA,
                                         formerly known as Trust Company Bank

                                         By:
                                                 ------------------------------
                                                 Name:
                                                       ------------------------
                                                 Title:
                                                         ----------------------

By:
         ------------------------------------------
         Name:
               ------------------------------------
         Title:
                 ----------------------------------


COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.
"RABOBANK NEDERLAND", NEW
YORK BRANCH, individually and as Agent

By:
         ------------------------------------------
         Name:
               ------------------------------------
         Title:
                 ----------------------------------

By:
         ------------------------------------------
         Name:
               ------------------------------------
         Title:
                 ----------------------------------

                                               HARRIS TRUST AND SAVINGS BANK


                                               By:
                                                    ---------------------------
                                                    Carl A. Blackham
                                                    Vice President

DATE:  October 10, 1996                     FAX NUMBER:   (601) 969-0905

  TO:  Bobby Raines                            COMPANY:   Cal-Maine
                                          PHONE NUMBER:   (601) 948-6813

FROM:  Rick Beard                         PHONE NUMBER:   (404) 877-9107
                                            FAX NUMBER:   (404) 877-9150

--------------------------------------------------------------------------------
                 TOTAL NUMBER OF PAGES (INCLUDING COVER): one
--------------------------------------------------------------------------------

Good afternoon, Bobby,

As we discussed, below please find the amendments which Rabobank approved today for the benefit of Cal-Maine. These amendments have been approved, in theory, by SunTrust and have been presented to Harris Trust for their consideration. Give me a call if any of these are ambiguous. Thanks!

We have approved:

an amendment to allow Cal-Maine to pay cash dividends. This amendment will only be effective upon successful completion of a currently contemplated public offering and subject to no other covenant being violated by a dividend payment. It will, further, be subject to a limitation on the payment of those dividends to exclude any fiscal year in which the company suffers a net loss; and, an amendment to redefine the Cash Flow Coverage Ratio so as to include the payment of any cash dividends as part of the denominator of the required ratio calculation. The amended covenant will be:


          NI + Taxes + depreciation and amortization + Interest Paid

          ----------------------------------------------------------1.25:1
                           Int + cm/ltd + Dividends

(with current definitions to remain in place)






                                                          RABOBANK